UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

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Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material under Section 240.14a-12

                               Unocal Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee
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

                                   Unocal Corporation
                                   2141 Rosecrans Avenue, Suite 4000
                                   El Segundo, California 90245


                           UNOCAL [LOGO APPEARS HERE]


                                   April 12, 2004
Dear Stockholder:

   Please accept my personal invitation to attend the 2004 annual meeting of stockholders of Unocal Corporation on Monday, May 24, 2004. It will be held at the Westin Los Angeles Airport Hotel, located at 5400 West Century Boulevard, Los Angeles, California, in the second floor theater, at 10:00 A.M., Pacific Daylight Time.

   The enclosed notice of annual meeting and proxy statement provide important information concerning the matters to be considered at the meeting. Before the conclusion of the meeting, there will be a period for questions and comments.

   If you are a registered stockholder and plan to attend the meeting in person, please mark the attendance box on your proxy card and bring the tear-off admission ticket with you to the meeting. If you are a beneficial owner of Unocal common stock that is held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. Stockholders will be asked for identification for admission to the meeting.

   Your vote is important. I urge you to submit your proxy as soon as possible so that your shares will be represented. Most stockholders have their choice of three methods to vote by proxy:

     -  Mail, using the enclosed proxy card and return envelope,
        ----
     -  Phone, using the 800 number provided on the proxy card (U.S.
        -----
        and Canada only), or
     -  Internet, using the website provided on the proxy card.
        --------

   Thank you very much for your continued interest and support.

                                   Sincerely,



                                   /S/ Charles R. Williamson


                                   Charles R. Williamson
                                   Chairman of the Board of
                                   Directors,
                                   Chief Executive Officer and
                                   President

                        TABLE OF CONTENTS
                                                             Page

INVITATION FROM THE CHAIRMAN ..............................................Cover

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS .............................    i

PROXY STATEMENT ...........................................................    1

General Information .......................................................    1
   Proxy Solicitation; Mailing Date .......................................    1
   Stockholders Entitled to Vote ..........................................    1
   Quorum; Required Votes .................................................    1
   Solicitation Expenses ..................................................    2
   Voting Procedures ......................................................    2
   Revoking Your Proxy ....................................................    2
   Confidential Voting ....................................................    2
   Electronic Delivery ....................................................    2
   Stockholders Sharing an Address ........................................    2
   Copies of the Annual Report and Proxy Statement ........................    3

Stock Ownership ...........................................................    3
   Security Ownership of Certain Beneficial Owners ........................    3
   Security Ownership of Management .......................................    4
   Section 16(a) Beneficial Ownership Reporting Compliance ................    5

Corporate Governance ......................................................    5
   Director Nomination Process ............................................    5
   Board Committee Meetings and Functions .................................    6
   Directors' Compensation ................................................    8
   Executive Sessions .....................................................    9
   Communications with Board Members ......................................    9

Report of the Audit Committee .............................................   10

Executive Compensation ....................................................   10
   Report of the Management Development and Compensation
   Committee ..............................................................   10
   Employment Contracts; Termination of Employment and Change
   of Control Arrangements ................................................   14
   Indebtedness of Management .............................................   16
   Summary Compensation Table .............................................   17
   Option/SAR Grants in 2003 ..............................................   19
   Aggregated Option/SAR Exercises in 2003 and
   December 31, 2003 Option/SAR Values ....................................   20
   Long-Term Incentive Plans - Awards in 2003 .............................   21
   Pension Plan Table .....................................................   21

Performance Graph - Cumulative Total Shareholder Return ...................   22

Equity Compensation Plan Information ......................................   23

Item 1.  Election of Directors ............................................   24
             Nominees for Directors .......................................   25
             Continuing Directors .........................................   25
             Retiring Directors ...........................................   26
             Other Information ............................................   26
             Directors' Recommendation ....................................   27

Item 2.  Ratification of Appointment of
         PricewaterhouseCoopers LLP as Independent Auditors ...............   27
             Independent Auditor Fees .....................................   27
             Directors' Recommendation ....................................   28

Item 3.  Approval of 2004 Management Incentive Program ....................   28
             Summary Description of the Program ...........................   28
             New Plan Benefits ............................................   35
             Directors' Recommendation ....................................   36

Item 4.  Approval of 2004 Directors' Deferred Compensation
         and Restricted Stock Unit Award Plan .............................   36
             Summary Description of the 2004 Plan .........................   37
             New Plan Benefits ............................................   40
             Directors' Recommendation; Interest of Non-Employee
             Directors ....................................................   40

Item 5.  Stockholder Proposal:  Bylaw Requiring that the Chairman
         Be an Independent Director .......................................   41
             Directors' Recommendation ....................................   42

Item 6.  Stockholder Proposal:  Use Restricted Stock in Lieu
         of Stock Options for Executive Equity Compensation
         Plans ............................................................   43
             Directors' Recommendation ....................................   44

Item 7.  Stockholder Proposal:  Establish an Office of the
         Board of Directors for Shareholder Communication with
         Independent Directors Regarding Corporate Governance .............   45
             Directors' Recommendation ....................................   46

Item 8.  Stockholder Proposal:  Assessment and Report by
         Independent Directors Regarding Reduction of
         Greenhouse Gasses ................................................   46
             Directors' Recommendation ....................................   47

Item 9.  Other Business ...................................................   49

Stockholder Proposals for 2005 Annual Meeting .............................   49

Exhibit A:  Audit Committee Charter .......................................  A-1

Exhibit B:  2004 Management Incentive Program .............................  B-i

Exhibit C:  2004 Directors' Deferred Compensation and Restricted
            Stock Unit Award Plan .........................................  C-i

                                   Notice of 2004
                                   Annual Meeting
                                   of Stockholders

                           UNOCAL [LOGO APPEARS HERE]


                                   Unocal Corporation
                                   2141 Rosecrans Avenue, Suite 4000
                                   El Segundo, California 90245

   The 2004 annual meeting of stockholders of Unocal Corporation (the "Company"), a Delaware corporation, will be held at the Westin Los Angeles Airport Hotel, located at 5400 West Century Boulevard, Los Angeles, California, in the second-floor theater, on Monday, May 24, 2004, at 10:00 A.M., Pacific Daylight Time, for the following purposes:

     (1) to elect three directors for three-year terms that will expire at the annual meeting in 2007;

     (2) to ratify the action of the Audit Committee of the Board of Directors in appointing PricewaterhouseCoopers LLP as the Company's independent auditors for 2004;

     (3)  to approve the 2004 Management Incentive Program;

     (4) to approve the 2004 Directors' Deferred Compensation and Restricted Stock Unit Award Plan;

     (5) to consider and act upon the four stockholder proposals described in the accompanying proxy statement, if presented at the meeting; and

     (6) to consider and act upon such other matters as may properly be brought before the meeting and any adjournment thereof.

     Only stockholders of record at the close of business on March 25, 2004, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.


                                   By Order of the Board of
                                   Directors

                                   /S/ Bryan J. Pechersky

                                   Bryan J. Pechersky
                                   Corporate Secretary


April 12, 2004
El Segundo, California

                                   Proxy Statement
                                   Annual Meeting of Stockholders
                                   May 24, 2004

                           UNOCAL [LOGO APPEARS HERE]

                                   Unocal Corporation
                                   2141 Rosecrans Avenue, Suite
                                   4000
                                   El Segundo, California 90245


                       GENERAL INFORMATION
                       -------------------

   Proxy Solicitation; Mailing Date. This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unocal Corporation (the "Company" or "Unocal"), a Delaware corporation, for use at the 2004 annual meeting of stockholders of the Company to be held on May 24, 2004, and any adjournment thereof. The Board of Directors has appointed Messrs. Terry G. Dallas, Executive Vice President and Chief Financial Officer, and Samuel H. Gillespie III, Senior Vice President, General Counsel and Chief Legal Officer, as the proxy holders for the annual meeting. The notice of the annual meeting and this proxy statement, together with a proxy card and the Company's 2003 annual report, are first being sent to stockholders on or about April 12, 2004.

   Stockholders Entitled to Vote. Only common stockholders of record on the books of the Company at the close of business on March 25, 2004 are entitled to notice of and to vote at the meeting. A stockholder of record is entitled to one vote for each share of common stock owned on the record date. As of the record date, the Company had 262,358,048 shares of common stock outstanding.

   Quorum; Required Votes. The holders of one-third of all of the outstanding shares of the common stock of the Company entitled to vote at the meeting, present in person or represented by proxy, constitute a quorum for the transaction of business at the meeting. Broker non-votes, which are explained below, abstentions and withhold votes will count as present for purposes of establishing a quorum for the transaction of business at the meeting.

   A "broker non-vote" occurs if a broker or other nominee who is entitled to vote shares on behalf of a record owner has not received instructions with respect to a particular item to be voted on and the broker or nominee does not otherwise have discretionary authority to vote on that matter. Under the rules of the New York Stock Exchange ("NYSE"), brokers may vote a client's proxy in their own discretion on certain items even without instructions from the beneficial owner, but may not vote a client's proxy without voting instructions on "non-discretionary" items.

-- Item 1 (election of directors) - A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on this Item is required for the election of the directors. This means that director nominees with the most votes are elected, even if a nominee does not receive a majority vote. Instructions to "withhold" votes will not have an effect on the outcome of the election of directors at the meeting.

-- Item 2 (ratification of independent auditors) - The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on this Item is required for ratification of the appointment. Abstentions will have the same effect as a negative vote.

-- Items 3 and 4 (approvals of management and director compensation plans) - The affirmative vote of the majority of votes cast on these Items is required for approval of the plans, provided that the total vote cast represents over 50% of all shares entitled to vote thereon. Abstentions will have the same effect as a negative vote. Broker non-votes will not have an effect on the outcome of the vote, provided that the total vote cast represents over 50% of all shares entitled to vote thereon.

-- Items 5 - 8 (stockholder proposals) - The affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on these Items is required for approval of these proposals. Abstentions will have the same effect as a negative vote. Broker non-votes will not have an effect on the outcome of the vote.

   Solicitation Expenses. The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, personal interview, electronic mail, facsimile and other written communication. The Company also has retained D. F. King & Co., Inc., New York, New York, to assist in the solicitation of proxies for a fee estimated to be $16,500, plus reimbursement of out-of-pocket expenses.

   Voting Procedures. All stockholders may vote by signing, dating and returning their proxy cards in the enclosed pre-addressed envelopes. Registered stockholders may instead choose to vote by telephone (from U.S. and Canada locations), using the toll-free number listed on the proxy card, or electronically on the Internet, using the web site listed on the proxy card, or in person at the meeting. If you are a beneficial owner of Unocal common stock that is held by a bank, broker or other nominee, please read your voting card to determine whether you may vote by telephone or electronically on the Internet, following the instructions on the card. A street-name stockholder who wishes to vote at the meeting will need to obtain a proxy from the record holder.

   Revoking Your Proxy. A registered stockholder who has provided a proxy may revoke it at any time before the shares are voted at the meeting by executing a later-dated proxy, by providing new instructions using the proxy telephone or Internet system, by voting by ballot at the meeting, or by filing an instrument of revocation with the Inspector of Elections. The proxy tabulating agent will record your vote according to the instructions which it receives last, regardless of when you transmitted the instructions.

   Confidential Voting. The Board of Directors has adopted a policy of ensuring the confidentiality of stockholder votes to encourage stockholder participation in corporate governance. The Company retains independent third parties to receive and tabulate stockholder votes. The manner in which any stockholder votes on any particular issue shall, subject to federal or state law requirements, be strictly confidential.

   The Board of Directors considers that some registered stockholders may want the Company to know how they have voted and the Company, where possible, may wish to inquire as to how stockholders have voted. If you want the Company to have access to your proxy card, you may check the box marked "OPEN BALLOT" on the proxy card and your proxy will be made available to the Company. Your vote will remain confidential if you do not check the "OPEN BALLOT" box.

   Electronic Delivery. Registered stockholders who have computer access to the World Wide Web on the Internet and agree to receive future annual reports and other proxy materials by accessing the Company's web site should provide their valid e-mail addresses to our transfer agent, Mellon Investor Services, LLC, at the agent's website www.melloninvestor.com/ISD. If you consent to electronic delivery, our transfer agent will send an e-mail notifying you regarding the web address to access annual meeting materials and we will not mail paper copies of future annual reports and proxy materials to you unless you request paper copies.

   Stockholders Sharing an Address. Registered stockholders will receive one proxy statement and annual report for each account.
Most banks and brokers are delivering only one copy of the annual report and proxy statement to consenting street-name stockholders who share the same address. This saves the Company money in printing and distribution costs. Those who wish to receive separate copies in the future may do so by contacting their bank or broker, or, in most cases, by checking the appropriate box on the voting instruction card sent to them. Similarly, most street-name stockholders who are receiving multiple copies of the annual report and proxy statement at a single address may request that only a single set of materials be sent to them by checking the appropriate box on the voting instruction card sent to them, or by contacting their bank or broker.

   In the alternative, most street-name stockholders may give instructions to receive separate copies or discontinue multiple mailings of materials by contacting the third party that mails annual meeting materials for most banks and brokers by writing to Householding Department, ADP, 51 Mercedes Way, Edgewood, NY 11717, or telephoning (800) 542-1061. Stockholders may also send written instructions to Unocal Stockholder Services, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245, and the Company will forward your instructions. In both cases, your instructions must include the name of your stockbrokerage firm and your account number.

   Copies of the Annual Report and Proxy Statement. Copies of the current annual report and proxy statement are available by contacting Unocal Stockholder Services at (310) 726-7681, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245, e-mail: stockholder_services@unocal.com.


                         STOCK OWNERSHIP
                         ---------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   As of December 31, 2003, the following entities were known by the Company to own beneficially more than five percent of the Company's common stock:

                                 Amount and Nature
   Name and Address of            of Beneficial       Percent of
    Beneficial Owner                Ownership           Class
   -------------------           -----------------    -----------


Capital Group International,
Inc.
11100 Santa Monica Blvd.          31,123,270 (A)        11.9%
Los Angeles, CA  90025

Capital Research and
Management Company
333 South Hope Street             28,685,560 (B)        11.0
Los Angeles, California  90071

Dodge & Cox
One Sansome St., 35th Floor       27,901,694 (C)        10.7
San Francisco, CA  94104

(A) Based on a Schedule 13G dated February 10, 2004, Capital Group International, Inc. beneficially owned these shares as the parent holding company of a group of investment management companies that provide investment advisory and management services for their clients, which include investment companies and institutional accounts. This number included 394,620 shares resulting from the assumed conversion of 335,900
    6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust. The investment management companies had sole voting power over 26,659,980 shares, and had sole dispositive power over all these shares. One of the investment management companies, Capital Guardian Trust Company, beneficially owned 16,607,430 (6.4%) of Unocal's Common Stock and had sole voting power over 12,144,140 shares.

(B) Based on a Schedule 13G dated February 10, 2004, Capital Research and Management Company beneficially owned these shares as a result of acting as investment advisor to various investment companies. This number included 528,660 shares resulting from the assumed conversion of 450,000 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust. Capital Research and Management Company had the sole dispositive power over of all these shares, but did not have voting power over any of the shares.

                                                  (notes continued on next page)

(C)  Based on a Schedule 13G dated February 17, 2004, Dodge &
     Cox beneficially owned these shares on behalf of clients, which may include investment companies, employee benefit plans, pension funds, endowment funds or other institutional clients. Dodge & Cox had sole voting power over 26,134,744 shares, and shared voting power over 269,300 shares. Dodge & Cox had sole dispositive power over all these shares.

SECURITY OWNERSHIP OF MANAGEMENT

   The following table lists the beneficial ownership of shares of the Company's common stock as of March 15, 2004, by (1) all current directors and director nominees, (2) the CEO and other five most highly compensated executive officers in 2003 (the "named executive officers") and (3) all current directors and executive officers as a group:

                                                          Right to Acquire
                                                        within 60 Days from
                             Sole          Shared          March 15, 2004
                           Voting or      Voting or     -------------------       Total
    Name                  Investment     Investment   Directors     Stock       Beneficial
                            Power          Power      Units (A)    Options (B)  Ownership
    ----                  ----------     ----------   ---------    -----------  ----------

John W. Amerman                           11,461       17,085       4,532        33,078

Craig Arnold                                                                     None

Joe D. Cecil               16,538         5,900                     50,537       72,975

John W.Creighton, Jr.      2,000                       31,843       4,532        38,375

James W.Crownover          6,425                       13,964       4,532        24,921

Terry G. Dallas            13,381                                   278,784      292,165

Thomas E. Fisher           15,924         8,536                     82,774       107,234

Frank C. Herringer         400 (C)        51,332       23,287       4,532        79,551

Timothy H. Ling (D)

Ferrell P. McClean                        500          501          2,730        3,731

Richard D. McCormick       3,000                                                 3,000

Donald B. Rice             12,000                      1,829        4,532        18,361

Kevin W. Sharer                           2,945        14,248       4,532        21,725

Charles O. Strathman       10,572                                   63,151       73,723

Mark A. Suwyn                                                                    None

Marina v.N. Whitman        8,026                       6,947        4,532        19,505

Charles R. Williamson      83,249         20,605                    464,600      568,454

All current
directors and
executive
officers as a
group (E)                  194,404        101,279      109,704      969,185      1,374,572


(A) Unocal common stock deliverable for outstanding stock units under the 2001 Directors' Deferred Compensation and Stock Award Plan at or within 60 days from March 15, 2004. The number shown assumes accelerated distribution of the stock units. Directors may receive immediate payment of stock unit balances subject to a 10% forfeiture. Directors may also elect to receive payment of stock units upon termination of service, provided that such election is made prior to the deferral period, or twelve months prior to termination. Excludes units for 1st quarter, 2004 compensation, as units are credited at the end of each quarter.

                                      4

(B) Common shares underlying employee or director stock options exercisable at or within 60 days from March 15, 2004, including shares underlying options that were "out-of-the-money" on March 15, 2004.

(C)  Held by Mr. Herringer as custodian for his daughter.

(D) Mr. Ling died on January 28, 2004 and his stock ownership was transferred to his beneficiaries.

(E) Shares beneficially owned by all directors, director nominees and executive officers as a group were less than one percent (1%) of the common stock outstanding. No 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust were owned by directors or executive officers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 and related Securities and Exchange Commission ("SEC") rules require that directors and executive officers report to the SEC changes in their beneficial ownership of Unocal stock, and that any late filings must be disclosed. The Company generally makes the filings on behalf of the directors and officers pursuant to powers of attorney. A Form 4 for Mr. Douglas M. Miller, reporting the cancellation of 127 shares for withholding taxes upon the lapse of restrictions on restricted stock, was filed on August 6, 2003, which was 20 days late.

                      CORPORATE GOVERNANCE
                      --------------------

DIRECTOR NOMINATION PROCESS

   The Board Governance Committee has approved certain minimum standards for candidates for service as a first-time director and has developed a process for identifying and evaluating first-time nominees in light of these standards and such other factors as the Governance Committee deems appropriate. These standards, and the Governance Committee's evaluation process, apply to all proposed first-time nominees for directors, including those nominees recommended by stockholders. Stockholders may recommend candidates by writing to the Corporate Secretary of the Company at Unocal Corporation, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245. This process of identifying and evaluating nominees is based on the Governance Committee's familiarity with the composition of the current Board, its awareness of anticipated openings, and its assessment of desirable talents or expertise. The Governance Committee regularly reviews the composition of the Board in light of its understanding of the backgrounds, industry and professional experience, and the various communities, both geographic and demographic, represented by current members. It also monitors the expected service dates of Board members, any planned retirement dates, and other anticipated events that may affect a director's continued ability to serve. The Governance Committee periodically reviews Board self-evaluations and information with respect to the business and professional expertise represented by current directors in order to identify any specific skills desirable for future board members.

   The Board has approved the following minimum qualifications for first-time nominees for directors, including nominees recommended by stockholders, for election to the Company's Board:
(1) a demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role (e.g., chief executive officer, managing partner, president) in a large or recognized organization; (2) financial literacy or other professional or business experience relevant to an understanding of the Company and its business; (3) a demonstrated experience in or knowledge of international operations; and (4) a demonstrated ability to think and act independently, as well as the ability to work constructively in a collegial environment. The Governance Committee will determine, in its sole discretion, whether a nominee meets these minimum qualifications.

   In addition to these minimum qualifications, the Governance Committee will also consider, in evaluating a candidate for nomination as a first-time director, the current composition of the Board in light of the diverse communities and geographies served by the Company and the interplay of the candidate's experience with the experience of the other Board members, as well as such other factors as the Governance Committee considers appropriate.

   The Governance Committee is responsible for managing the process for nomination of new directors. The Governance Committee identifies potential candidates for first-time nomination as a director using a variety of sources - recommendations from the Company's Management Committee, current Board members, stockholder recommendations, contacts in communities served by the Company, or by conducting a formal search using an outside search firm selected and engaged by the Governance Committee. The Governance Committee then commences an inquiry to obtain sufficient information on the background of a potential new director-nominee. Included in this inquiry is an initial review of the candidate with respect to the following three factors: (1) whether the individual meets the minimum qualifications for first-time director nominees; (2) whether the individual would be considered independent under the NYSE and SEC rules; and (3) whether the individual would meet any additional requirements imposed by law or regulation on the members of the Audit and/or Management Development and Compensation Committees of the Board. The individual will also be asked to provide the information required to be disclosed in the Company's proxy statement.

   If it decides to proceed further following its initial review, the Governance Committee arranges an introductory meeting with the candidate and either the Company's Chief Executive Officer ("CEO") or the Governance Committee Chair or, in some cases, with another director, to determine the candidate's interest in serving on the Board. The Governance Committee, together with several members of the Board, the CEO, and, if appropriate, other key Company executives, conducts a comprehensive interview with the candidate. If the Company and the candidate are both interested in proceeding, the Governance Committee then reviews personal information provided by the candidate in light of the same factors used by the Governance Committee for its initial review.

   Assuming a satisfactory conclusion to the process outlined above, the Governance Committee then presents the candidate's name (or names, if more than one acceptable candidate has been identified by the Governance Committee) to the Board of Directors for nomination for election as a director and/or inclusion in the Company's proxy statement.

BOARD COMMITTEE MEETINGS AND FUNCTIONS

   The following table lists the current Board members, the standing Board committees and their current members, and the number of committee meetings held during 2003:

                                                                                     Management
                                                                                     Development
                                          Board                      Corporate          and            Retirement
                           Audit       Governance    Executive     Responsibility    Compensation        Plan
    Director             Committee      Committee    Committee       Committee        Committee        Committee
    --------             ---------     ----------    ---------     --------------    ------------      ----------
John W.Amerman              X                            X               X
Craig Arnold
John W.Creighton, Jr.(A)    X                            X               X**
James W. Crownover          X**                                          X                                 X**
Frank C. Herringer                         X             X                                X**
Ferrell P.McClean           X                                            X
Richard D. McCormick
Donald B. Rice                             X**           X                                X                X
Kevin W. Sharer                            X                                              X
Mark A. Suwyn
Marina v.N. Whitman                        X                                              X                X
Charles R. Williamson (B)                                X**

No. of meetings in 2003     13             5             2              4                 4                2


  (A)  Vice Chairman   **   Committee Chair
  (B)  Chairman         X   Committee Member


   Meetings; Annual Meeting Attendance Policy. There were a total of six Board of Directors meetings and 30 Board committee meetings in 2003. All directors attended over 75% of their aggregate Board and committee meetings. All directors are encouraged to attend annual meetings and all the directors attended the 2003 annual stockholders meeting.

   Board / Committee Independence. The Board of Directors has determined that, other than the Company's CEO Mr. Williamson, none of the directors set forth in the preceding table has a material relationship with the Company and that each such director, other than the Company's CEO Mr. Williamson, is otherwise independent under the applicable NYSE listing standards. Except for the Executive Committee, which is chaired by Mr. Williamson, all the committees are composed entirely of non-employee directors. Moreover, the Board of Directors has determined that none of the current members of the Audit Committee, Board Governance Committee and Management Development and Compensation Committee has a material relationship with the Company and that each such committee member is otherwise independent under the applicable NYSE listing standards and SEC rules.

   Audit Committee. The Audit Committee assists the Board in monitoring the integrity and reliability of the Company's financial reporting, the Company's compliance with legal and regulatory requirements, the adequacy of the Company's internal operating policies and controls, and the quality and performance of combined management, independent auditor, and the internal audit function. The Board determined that each of John W. Creighton, Jr., John W. Amerman and Ferrell P. McClean qualifies as an audit committee financial expert as defined in SEC rules, and that each member of the Committee is financially literate in compliance with NYSE listing standards. The Committee's charter is attached to this proxy statement as Exhibit A, and also is available on the Company's web site at www.unocal.com/governance/audit.htm.

   Board Governance Committee. The Board Governance Committee recommends to the Board the composition, role, structure and procedures of the Board and its committees; oversees the periodic evaluation of the Board and makes recommendations to improve the functioning and effectiveness of the Board and its committees; manages the process for nomination of new directors; and reviews and presents for Board approval the charters of the Board committees, director compensation, and the Company's Corporate Governance Principles. The Committee's charter is available on the Company's web site at www.unocal.com/governance/board_gov.htm.

   Executive Committee. The Executive Committee has the powers and authority of the Board during the periods between Board meetings, except for those powers specifically reserved to the full Board by the Delaware General Corporation Law or the Company's Bylaws.

   Corporate Responsibility Committee. The Corporate Responsibility Committee reviews the implementation of the Company's Vision and Values Statement as it relates to corporate responsibility, and reviews significant legal or other matters involving health, environment, safety, human resources, community affairs and development, or ethical conduct. It coordinates as necessary with the Audit Committee to ensure effective oversight of all aspects of the Company's ethics and compliance programs.

   Management Development and Compensation Committee. The Management Development and Compensation Committee designs the Company's executive compensation program; administers all management incentive programs and makes recommendations to the Board with respect to other incentive compensation and equity-based plans; evaluates the CEO annually and assists the CEO in the evaluation of senior management; establishes the levels of compensation for the CEO and senior management; and oversees and shapes the Company's succession and management development programs. The Committee's charter is available on the Company's web site at www.unocal.com/governance/mdc_com.htm.

   Retirement Plan Committee. The Retirement Plan Committee oversees the management of the assets of the Company's retirement plans, which includes setting investment objectives, establishing asset allocation strategy and reviewing the investment performance and the funded status of the plans at least annually.

DIRECTORS' COMPENSATION

   Cash Compensation and Expenses. Non-employee directors receive the following fees and reimbursement of expenses:

  --  $48,000 annual retainer for serving as a director
  -- $48,000 annual retainer for serving as Vice-Chairman of the Board -- $6,000 annual retainer for chairing a committee other than the
      Audit Committee
  --  $15,000 annual retainer for chairing the Audit Committee
  --  $2,000 for each Board or committee meeting attended in person
  -- $1,000 for each Board or committee meeting attended by telephone -- Reimbursement of reasonable out-of-pocket expenses related to meetings and other Company business

   From January through June 2003, directors received $3,000 for attending Board meetings and $1,000 for attending committee meetings, and the annual retainer (paid in monthly installments) for serving as a director was $25,000, with an additional $25,000 for serving also as Vice-Chairman. From June through December 2003, directors received $2,000 for attending certain committee meetings by telephone.

   Stock Compensation. The 2001 Directors' Deferred Compensation and Stock Award Plan (the "2001 Plan") was approved by the stockholders at the 2001 annual meeting. A total of 500,000 shares are authorized for issuance for awards made under the 2001
Plan through July 1, 2006. Under the 2001 Plan, each non-employee director receives:

  -- An annual grant of stock units equal in value to 20% of the director's fees earned during the prior year
  -- An initial stock option award with a value of $82,500 upon first being elected to the Board
  --  An annual stock option award with a value of $27,500
  -- For any cash fees voluntarily deferred, stock units equal to 120% of the cash deferred

   The Board Governance Committee administers the 2001 Plan. The Governance Committee has broad authority under the 2001 Plan, including the authority to establish the valuation methodology that determines the number of shares underlying option grants, within plan limits. The Governance Committee may also determine adjustments to plan terms responsive to extraordinary transactions, and establish, adopt and revise rules and regulations relating to the plan. For the 2003 annual stock option awards the numbers of shares underlying the stock option grants were determined using a Black Scholes model that resulted in a formula that multiplied the fair market value of a share of common stock on the grant date by .3316 and then divided the award value by the result.

   Each of the independent directors on May 1, 2003 received an annual stock option award to purchase 3,003 shares of common stock under the 2001 Plan at an exercise price of $27.6150, which expires on May 1, 2013. Stock options granted under the 2001
Plan are 10-year nonqualified stock options. The exercise price of the options is the fair market value of the shares on the date of grant. Initial option grants vest 33 1/3% each year over three years, and annual option grants vest 50% each year over two years. Options become immediately vested upon: (1) death or disability; (2) a Change in Control (as defined in the 2001
Plan), or (3) with respect to options that have been outstanding for at least nine months, retirement from service either (A) at the end of the director's then current term and after completing five full years of service, if a director is ineligible to stand for reelection under the Company's director retirement policy, or
(B) on the date of the annual meeting of stockholders immediately following the director's 72nd birthday under the Company's director retirement policy and after completing five full years of service. A director who terminates service for any reason other than for cause will have three years to exercise vested options if the director served on the Board for at least three years, and two years to exercise vested options if the director served on the Board less than three years.

   Stock units represent unfunded bookkeeping entries, which are paid out in an equal number of shares of common stock at the end of the deferral period chosen by each director for each annual grant or voluntarily deferred annual compensation. The units are fully vested and non-forfeitable at all times. Dividend equivalents are credited as additional stock units, subject to the same deferral elections.

   The minimum deferral period that may be elected for stock units is three years or following a termination of services, whichever is earlier or later. In addition, participants may elect to accelerate the payout of their units upon a Change in Control, upon certain hardships, or by requesting an early distribution, subject to a withdrawal penalty. Payout of units occurs if a unit holder would otherwise forfeit the units as a result of acceptance of government or community service.

   Subject to customary exceptions, stock options and stock units are generally non-transferable, except by will or the laws of descent and distribution or beneficiary designation. The Governance Committee, however, may permit certain transfers of stock options for estate and/or tax planning purposes to certain related persons or entities.

   Stockholders will be voting on a new non-employee directors' plan at this 2004 annual meeting. The new plan, the 2004 Directors' Deferred Compensation and Restricted Stock Unit Award Plan (the "2004 Plan"), is described in Item 4 of this proxy statement, and the full text of the 2004 Plan is attached as Exhibit C. If stockholders approve the 2004 Plan, no additional awards will be made under the 2001 Plan and outstanding stock units will be transferred to stock unit accounts under the 2004 Plan, subject to the terms and conditions of the 2004 Plan. In addition, to prevent a compounding of benefits in 2004, if stockholders approve the 2004 Plan, the stock options granted in 2004 under the 2001 Plan prior to the annual meeting in accordance with the terms of the 2001 Plan will be rescinded without consideration. If the 2004 Plan is approved, director compensation will be increased as described in Item 4 to include, among other benefits, initial and annual awards of restricted stock units in lieu of the award of stock options and stock units granted under the 2001 Plan.

EXECUTIVE SESSIONS

   The Board of Directors has elected Mr. Creighton as Vice Chairman. An executive session of the independent directors without management is scheduled after each regularly scheduled meeting of the Board of Directors. Mr. Creighton presides at these executive sessions.

COMMUNICATIONS WITH BOARD MEMBERS

   Stockholders and other interested parties may send communications to the Board of Directors, individual directors, including the Vice-Chairman, or the non-management directors as a group by writing in care of Unocal Corporation, 2141 Rosecrans
Avenue, Suite 4000, El Segundo, CA 90245.

   All communications addressed to the Board of Directors in general, except any material not related to the duties or responsibilities of a director, are forwarded to the Chairman of the Board, the Vice-Chairman, and if appropriate, the chairman of any relevant Board committee. The Office of the General Counsel maintains a log of all material not forwarded to the Vice-Chairman, which the Vice-Chairman reviews periodically.

                  REPORT OF THE AUDIT COMMITTEE

   The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Committee is composed of four independent directors, each of whom meets the independence standard of the NYSE and the SEC. The Committee operates under a written charter recommended by the Committee and adopted by the Board of Directors. The charter is attached to this proxy statement as Exhibit A. Management has the responsibility for the financial statements and the reporting process. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States of America.

   In this context, the Committee reviewed and discussed with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. In addition, the Committee received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with them their independence from the Company and its management.

   In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

                                 Audit Committee
                                 of the Board of Directors

                                 James W. Crownover, Chair
                                 John W. Amerman
                                 John W. Creighton, Jr.
                                 Ferrell P. McClean

   The preceding Report of the Audit Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this proxy statement into any other document or its inclusion as an exhibit thereto.

                     EXECUTIVE COMPENSATION
                     ----------------------

REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

  This report of the Management Development and Compensation Committee of the Board of Directors (the "Compensation Committee") describes the executive compensation programs and policies of the Company, including its short-term and long-term incentive compensation plans. Key elements of the compensation program are:

  -- Compensation Committee members are independent, non-employee directors
  -- Compensation Committee retains and is assisted by an outside consultant
  -- Salaries are based on comparisons with petroleum and energy industry medians
  -- Short-term and long-term incentives use a combination of stock performance, financial performance, individual performance and operational results

   The Compensation Committee, composed entirely of independent, non-employee directors, is responsible for setting and administering the annual and long-term compensation programs. The Compensation Committee reviews and determines executive officer salaries and incentive awards under the 1998 Management Incentive Program. The Compensation Committee also administers the 2000

Executive Stock Purchase Program. The Compensation Committee is assisted by an outside consultant, and has delegated certain administrative responsibilities with respect to salaries and incentive awards for non-executive officers to the CEO. The outside consultant and the CEO are present at Compensation Committee meetings but cannot vote. The Compensation Committee considers competitive compensation data, Company performance and individual performance, including adherence to the Company's Code of Conduct, in establishing executive compensation. The
Compensation Committee meets outside the presence of the CEO on certain matters, including CEO compensation and certain succession issues. The Compensation Committee met four times in 2003.

   The compensation program for the CEO and other executives consists of four elements: salary, annual cash bonus, performance shares and stock options. All of these elements, other than salary, are part of the 1998 Management Incentive Program approved by the stockholders and explicitly link short-term and long-term incentive compensation to the Company's common share price performance, thereby reinforcing the goal of creating value for the stockholders. Each element of executive compensation is discussed below.

   The Company's executive compensation program uses both absolute and relative share price performance. The "Comparative Return to Shareholders" compares the Company's share price plus dividends (Total Shareholder Return or "TSR") to that of a group of companies in energy-related businesses (the "Peer Group").

   The Peer Group is designed to have a composite business mix that is similar to that of the Company as of the beginning of an award period. Therefore, the effects of commodity prices and other external events should be similar for the Company and the Peer Group, taken as a whole. The companies comprising the Peer Group are reviewed periodically and changed as business characteristics of these companies, and of Unocal, change. Once the Peer Group is established for a particular award, it is not altered for the award period. If a company in the Peer Group does not continue as a public company to the end of an award period, the calculation uses the average share price for the 60 days prior to the announcement of the merger or other corporate transaction which resulted in such company no longer being listed on a stock exchange. The Peer Group for 2003 and 2004 awards under the Management Incentive Program consisted of 11 companies that, as a group, reflected Unocal's current lines of business.

   The Compensation Committee administers the Management Incentive Program to preserve the deductibility of compensation in accordance with Section 162(m) of the Internal Revenue Code, unless such deductibility would be inconsistent with the objectives of the Program. It is the Compensation Committee's belief and intention that the Management Incentive Program has been structured and administered in a manner that preserves the Company's tax deduction for executive incentive compensation paid or accrued under the Program in 2003.

   In 2003 the Committee's outside consultant, Towers Perrin, conducted a comprehensive review of the Company's annual and long-term incentive programs. As a result of that review, several changes to the Company's compensation program have been incorporated into the 2004 Management Incentive Program being submitted to the stockholders for approval. As discussed more fully beginning on page 28 of this proxy statement, these changes include using performance-restricted stock, reducing the size of stock option grants, reducing measurement cycles for performance share awards to three years and placing more emphasis on comparative financial and operations performance.

   Salary. The base salaries of the CEO and the other executive officers are reviewed annually and when there is a significant change in an executive's responsibilities. The Compensation Committee considers the responsibilities, experience and performance of the executive officers and survey data on the compensation paid by energy and petroleum-related companies for similar positions. For 2003, the Compensation Committee selected a group of 11 companies to use to compare salary and other compensation (the "Compensation Group"). These 11 companies also comprised the Peer Group used for calculating Comparative Return to Shareholders for incentive programs. Following a review of compensation data in 2003, the salary of the CEO, Mr. Williamson, was increased to $925,000 in

September 2003. In order to facilitate a total compensation analysis, the Compensation Committee decided to move the salary review period for 2004 and future years to February.

   The objective of the Compensation Committee is to establish base salaries that are near the median paid by the companies in the Compensation Group, with adjustments for reporting relationships, responsibilities and job scope. After increases to the base salary of the executive officers for 2003, the salaries of those officers as a group and that of the CEO were at approximately the estimated median of comparative salaries of the surveyed companies.

   Unocal Deferred Compensation Plan.  The Unocal Deferred
Compensation Plan (the "DCP"), adopted in 2001, allows participants to defer up to 90% of annual bonuses and up to 50% of salary. The participant may elect various investment options, which determine the ultimate payment due at the end of the elected deferral period. The DCP is largely unfunded and the participants are unsecured creditors of the Company.

   Revised Incentive Compensation Plan. The Revised Incentive Compensation Plan (the "RICP") is the Company's annual bonus plan for senior and middle management. Each award period under the RICP is one year. The annual bonus pool for a calendar year equals 2% of the Company's "Net Cash Provided by Operating Activities," which is the maximum amount of annual cash bonuses that may be awarded in a calendar year.

   Prior to March of each year, the Compensation Committee establishes a percentage of this bonus pool as the maximum target award for the CEO and certain other executive officers. The
Compensation Committee also establishes individual target awards for the remaining participants based on salary grade.

   For 2003, the Compensation Committee approved a bonus award payout based 25% on Comparative Return to Shareholders, 37.5% on financial performance ("Return on Capital Employed" and "Free Cash Flow") and 37.5% on an evaluation of the calendar year activities that will affect future performance. The Compensation Committee determined that the Company performed significantly above the established goals with respect to the financial and future performance measures, while the Company's TSR was at the 41st percentile of the Peer Group, resulting in 62% of target payout with respect to this factor. Consequently, for 2003 the bonus award pool for the entire eligible group was set at 120% of the target amount. Awards were subject to further adjustment to reflect business unit and individual performance.

   The RICP provides for deferral of awards into restricted stock and awards can also be deferred into the DCP as described above. The portion of the award deferred into restricted stock is increased by 20% to compensate for the executive foregoing immediate cash compensation and for the risk of forfeiture. The restriction period is five years. The award is forfeited if the recipient resigns or is terminated for cause prior to the end of the restriction period, unless the recipient retires at or after age 65. Mr. Williamson deferred 90% of his award into the DCP. The Company's other four named executive officers eligible for deferrals deferred an average of 60% into the DCP.

   Executive Stock Purchase Program. The Executive Stock Purchase Program was approved by stockholders at the 2000 annual meeting. Mr. Williamson and nine other participants (including one other named executive officer) received interest-bearing, full recourse loans to purchase shares of Unocal common stock. Interest on the executive loans accrues at an annual rate of 6.8%. Dividends on shares held by the participant must be used to repay loan balances. While participants can elect to repay the loan and accrued interest at any time, full repayment of principal and accrued interest is not due until March 2008.

   The Program resulted in the participants acquiring 1,150,310 shares of stock, thus aligning their interests with those of other stockholders. Mr. Williamson acquired 179,736 shares of Unocal stock and had an outstanding loan balance of $5.6 million on December 31, 2003. Each of the participants was also granted a Performance Bonus Award, as described below. In February 2002, the Compensation

Committee decided that no additional loans would be made and cancelled the authorization for the remaining 599,690 shares reserved under the Program for future issuance.

   On February 10, 2004 the Company repurchased 179,736 shares from Mr. Williamson, 179,736 from Mr. Ling's estate, and 179,736 shares from two other participants who were employed at the close of the year. The repurchase price was the average of the high and low reported prices on the New York Stock Exchange Composite Transactions for that date. Proceeds from the repurchase in each case were used partially to pay off the remaining loan balances of $5.93 million for Mr. Williamson, $5.92 million for Mr. Ling's estate and $5.98 million for the other two loans respectively, and the remaining proceeds were paid directly to these participants.

   Long-Term Incentive Plan.  The Long-Term Incentive Plan of
1998, as amended (the "1998 Plan"), is administered by the Compensation Committee and provides for awards in the form of non-qualified stock options, performance shares, performance bonus awards and restricted stock.

   In 2000, the stockholders approved Performance Bonus Awards under the 1998 Plan. Performance Bonus Awards were made only to participants in the Executive Stock Purchase Program. The Company's TSR and absolute share price for the performance period that ended on December 31, 2003 were less than the required levels and therefore no performance bonuses were paid. No further performance bonuses are available.

   The Compensation Committee awarded a "target" number of performance share units in 2000 to the CEO and other executive officers for the 2000-2003 performance period under the 1998 Plan. Each unit is the equivalent of one share of the Company's common stock. The awards are dependent on the executive's level of responsibility and base compensation. Mr. Williamson's award for this performance period was 8,500 units.

   The actual payout of awards at the end of the four-year performance period is determined by how the Company's TSR for the period compares to that of the Peer Group. The maximum number of shares that can be paid out is 200% of the performance share units granted, and the maximum value of the payout cannot exceed 400% of the fair market value of the initial award. During the 2000-2003 performance period, the Company's TSR was significantly below the average of the Peer Group. Therefore, none of the performance share units awarded were paid out to the participants, including Mr. Williamson.

   Option grants are normally made in February or March of each calendar year. Prior option grants are not considered in making these awards except when a grant is in lieu of future grants.
The number of options granted to the executive officers is determined by reviewing option grants for similar positions by the surveyed companies. The compensation value of the option grants to the executive officers as a group is also compared to option grants and compensation data available from the proxy statements of other large public companies. The option exercise price under the 1998 Plan is the fair market value on the date of grant. Exercise of an option results in compensation to the employee only if the fair market value on the date of exercise exceeds the price on the date granted.

   Currently, the only numerical restrictions on grants are the total number of shares available under the 1998 Plan and the limitation that no person may be granted during any 12-month period options to acquire more then 600,000 shares. In 2001 the Company made four grants, including an option for 450,000 shares to Mr. Williamson and options to purchase 480,000 shares to two other named executive officers. These grants were made after reviewing competitive data and were intended to provide an immediate incentive to the executives to maximize share price performance by granting three years of options at one time. Since these grants were for a three-year period, these individuals did not receive option grants in 2003, and they are ineligible for option grants in 2004.

   Since the total number of shares available under the 1998 Plan is less than five percent of the outstanding shares, individual grants during the term of the 1998 Plan have not been of such magnitude as to have any significant dilutive effects on the Company's stock.

   As described above, Unocal aligns management and stockholder interests by linking executive incentive compensation programs to share price performance and the creation of stockholder value. The 1998 Long-Term Incentive Plan also provides for grants of restricted stock to executives, managers and technical employees whose performance and potential is exceptional. The award is forfeited if the recipient resigns or is removed for cause prior to the end of the restriction period. In addition, the Company has incentive programs for other employees that focus on contributions to the success of the Company and its stockholders, including an Annual Incentive Plan, Chairman's Awards and Special Recognition Awards.

                                   Management Development and
                                   Compensation Committee of the
                                   Board of Directors

                                   Frank C. Herringer, Chair
                                   Donald B. Rice
                                   Kevin W. Sharer
                                   Marina v.N. Whitman

   The preceding Report of the Management Development and Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this proxy statement into any other document or its inclusion as an exhibit thereto.

EMPLOYMENT CONTRACTS; TERMINATION OF EMPLOYMENT AND CHANGE OF
CONTROL ARRANGEMENTS

   Employment Contracts with Messrs. Williamson, Dallas, Fisher and Gillespie. The Company has employment agreements with Messrs. Williamson and Dallas that are effective for three years, and an employment agreement with Mr. Fisher that is effective for two years, in each case commencing March 12, 2003. The Company also has an employment agreement with Samuel H. Gillespie III, the Company's Senior Vice President, Chief Legal Officer and General Counsel, that is effective for two years commencing October 1, 2003. These agreements automatically renew daily until the Company gives notice that it does not wish to further extend the term, but in no event later than the date of the Company's annual meeting following the employee's 65th birthday.

   The agreements provide for certain benefits following an employment termination without cause or following an alteration of the employee's employment situation, as defined in the agreements (collectively, a "Termination Without Cause"), including a payment of 3.18 times annual salary plus three times target bonus applicable as of the beginning of the calendar year in which such Termination Without Cause occurs for Messrs. Williamson or Dallas, and 2.12 times annual salary plus two times target bonus applicable as of the beginning of the calendar year in which such Termination Without Cause occurs for Messrs. Fisher or Gillespie. The agreements also provide for continuation of medical, dental, life and disability insurance coverage for two years following the Termination Without Cause. In lieu of the foregoing continued medical, dental, life and disability benefits, the Company may elect to pay the sum of $25,000. In the event of a Termination Without Cause within 24 months of a Change of Control (as defined in the agreements), Messrs. Williamson, Dallas, Fisher and Gillespie would also be entitled to the increase in the lump sum value of their benefits under the Company's qualified and non-qualified retirement plans, as if three years were added to their benefit service and ages thereunder. If any payment or distribution by the Company ("Payment") would be subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code, or any interest or penalties are incurred with respect to such excise tax (such excise tax and any such interest and penalties, collectively, the "Excise Tax"), then the employee is entitled to an additional payment (a "Gross-Up Payment") in an amount such that after payment by the employee of all taxes (including any interest or penalties imposed) and Excise Tax imposed upon the Gross-Up Payment, the employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. If distributions and payments to be made by the Company do not exceed 110% of the greatest amount (the "Reduced Amount") that could be paid to Messrs. Williamson, Dallas, Fisher or Gillespie, such that the receipt of payments would not give rise to any Excise Tax, then no Gross-Up Payment will be made and the payments will be reduced to the Reduced Amount. Mr. Gillespie also receives reimbursement for certain relocation and living expenses under the Company's Relocation Policy.

   Messrs. Williamson's and Dallas's agreements were filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Mr. Fisher's agreement was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003. Mr. Gillespie's agreement was filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

   Employment Contract with Mr. Ling. The Company had a change in control agreement with Mr. Ling that provided that in the event of a Termination Without Cause within 36 months following a Change of Control that occurred during the term of the agreement, Mr. Ling would have been entitled to the same benefits as provided in the employment agreement for Mr. Williamson described above. The agreement was filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The agreement was terminated without payment of any benefits upon Mr. Ling's death on January 28, 2004.

   Employment Contract with Mr. Strathman. The Company also has an employment agreement with Mr. Strathman which provides that if his employment is terminated (a) by the Company, at any time for reasons other than misconduct, or (b) by the Company or as a result of Mr. Strathman's resignation (i) after May 31, 2004 for any reason, (ii) any time after six months following the appointment of a new Chief Legal Officer/General Counsel, or
(iii) following a reduction of his salary or incentive targets, then his termination shall be treated as "at the convenience of the Company" under the Company's long-term incentive plans, thus entitling him to the extended period provided therein to exercise vested stock options, the vesting of restricted stock, the pro-rata payment of performance shares and a Revised Incentive Compensation ("ICP") award for calendar years 2003 and 2004, prorated for his actual period of employment. Under such a termination he will also be entitled to such severance and termination-type benefits applicable to his position, including, at a minimum, Unocal Employee Redeployment Program and Unocal Termination Allowance Plan benefits. The agreement was filed as an exhibit to the Company's Current Report on Form 8-K dated February 4, 2003.

   Other Termination of Employment and Change in Control Arrangements. In the event of a "change in control," as defined in the Company's incentive plans and agreements issued thereunder, annual cash bonuses will be paid, restricted stock will become vested, unvested options will become vested, and payout will be accelerated for performance shares. Performance shares will be paid out at not less than the target number of shares, subject to the limitation that the fair market value of the shares paid out may not exceed 400% of the fair market value of the initial award of performance shares. Annual cash bonuses under the Revised Incentive Compensation Plan will pay out at not less than the target amount, prorated by the ratio that the shortened award period bears to the calendar year. At
February 29, 2004, 1,549,849 shares of restricted stock were outstanding, unvested options to purchase 2,926,755 shares of common stock were outstanding at a weighted average exercise price of $32.48, and 888,504 performance shares were outstanding. At February 29, 2004, the number of shares of restricted stock outstanding for the named executive officers was:
Mr. Williamson, 74,892 shares; Mr. Dallas, 12,118 shares;
Mr. Fisher, 13,852 shares; Mr. Strathman, 5,742 shares; and
Mr. Cecil, 5,690 shares. Unvested options outstanding at December 31, 2003 for the named executive officers are provided in the table on page 20 of this proxy statement. Additional grants were made on February 10, 2004 to Mr. Fisher to purchase 11,040 shares, to Mr. Strathman to purchase 8,467 shares and to Mr. Cecil to purchase 6,748 shares, each at the price of $36.869 The number of performance shares outstanding at February 29, 2004 (including 84,978 performance shares granted under the 2004 Management Incentive Program subject to stockholder approval, as described in Item 3 of this proxy statement) for the named executive officers were: Mr. Williamson, 113,742; Mr. Ling's estate, 17,192; Mr. Dallas, 38,986; Mr. Fisher, 18,936;
Mr. Strathman, 15,472; and Mr. Cecil, 13,960.

   In 2000, the Boards of Directors of the Company and its Union
Oil Company of California subsidiary approved an enhanced severance program for U.S. payroll employees not represented by collective bargaining agents in the event they lose their jobs through a change of control of the Company occurring before 2005. In the event of such a "change of control," as defined in the Company's Long-term Incentive Plan of 1998, the program provides for the immediate vesting of accrued benefits and/or accounts of all covered employees under the Company's retirement and savings plans and the immediate payment to such employees in cash of bonuses under its annual incentive compensation plans.

   The program also provides the following in the event of an eligible employee's involuntary termination (other than for death, disability or misconduct) or "constructive discharge" within two years following a change of control:

  Employees with less than five years of service would receive four months of base pay plus three-fourths of a month of base pay for every year of service.

  Employees with five or more years of service would receive four months of base pay plus an enhanced retirement benefit. The enhanced benefit would add three years to the employee's service and age, plus the benefit would utilize the highest consecutive 12 months of pensionable pay in the most recent 120 months of service. The employee would also receive the incremental difference in value, if any, of three-fourths of a month of base pay for each completed year of actual service, to a maximum of 20 months, above the discounted present value of the enhancement to the retirement benefit.

   Although all current executive officers are entitled to the benefits described in the two preceding paragraphs, payment of such benefits would reduce the amounts payable to Messrs. Williamson, Dallas, Fisher and Gillespie under their employment agreements.

   The program permits an eligible employee to elect an immediate distribution or rollover of his or her total retirement plan benefits. The program also provides for subsidized "COBRA" medical and dental coverage for 18 months, adds three years to the employee's age and service for determining eligibility and contributions under the Company's retiree and special continuation medical coverages and eligibility under its retiree life and AD&D insurance plans, as well as certain other benefits.

   The program includes a "tax gross-up" arrangement for employees subject to the excise tax provided for by Section 280G of the Internal Revenue Code, including the named executive officers. Under this section, excise taxes are imposed on employees receiving change-of-control payments (as defined) that exceed 2.99 times the employee's average annual compensation (as defined). Under the arrangement, an employee who is subject to the excise tax would receive a gross-up payment, in addition to the amounts deemed change-of-control payments, to eliminate the effect of the excise tax. This gross-up arrangement would apply only if the employee's change-of-control payments exceed the excise tax threshold amount of Section 280G by more than 10%. Otherwise, such payments would be reduced below the threshold.

INDEBTEDNESS OF MANAGEMENT

   The Company made loans in 2000 to ten employees, two of which were executive officers during 2003, for the purchase of Unocal common stock under the 2000 Executive Stock Purchase Program, approved by stockholders at the 2000 annual meeting. The loans were made on March 16, 2000, with a scheduled maturity of March 16, 2008, and interest accrual of 6.8%, compounded annually. The minimum interest payable each March 16 during the years 2001 through 2005 is limited to the amount of dividends paid during the prior 12-month period on the number of shares purchased with the loan. Any remaining unpaid accrued interest is added to the principal and accrues interest thereafter. Starting March 16, 2006, principal for outstanding loans is payable in three equal annual payments along with the full amount of interest accrued over the past 12 months. The loans were made as full-recourse loans, with certain exceptions for death or disability, without being secured by the shares of common stock purchased or by any other collateral. The loan agreements and related promissory notes were filed as exhibits to the Company's Current Report on Form 8-K dated March 16, 2000.

   On February 10, 2004, the Company repurchased 179,736 shares of Unocal common stock from Mr. Williamson, 179,736 shares from Mr. Ling's estate, and a total of 179,736 shares from two other current officers of the Company. The shares, originally acquired using the loan proceeds, were repurchased in private transactions at $36.88 per share. A portion of the proceeds from the repurchases was applied to repay in full each seller's outstanding loan. There remain loans outstanding to four former officers.

   The following table shows amounts owed on the loans made under the 2000 Executive Stock Purchase Program to the two employees who were executive officers during 2003:

                                            Largest
                                          Outstanding            Date Loan
                                          Amount Since           Repaid in
    Name          Principal Position     January 1, 2003           Full
    ----          ------------------     ---------------         ---------

Mr. Williamson     Chairman, Chief        $5,932,835         February 10, 2004
                   Executive Officer
                   and President

Mr. Ling           Former President        5,917,278         February 10, 2004
(deceased)         and
                   Chief Operating
                   Officer

SUMMARY COMPENSATION TABLE

   The following table shows compensation earned in 2003 by the named executive officers:


                                         Annual Compensation                     Long Term Compensation
                             ---------------------------------------      ------------------------------------
                                                                                Awards                 Payouts
                                                           Other          --------------------------   -------
                                                           Annual          Restricted    Securities      LTIP       All Other
     Name and                                            Compensa-        Stock Awards   Underlying    Payouts       Compen-
Principal Postion    Year   Salary ($)  Bonus ($)       tion ($) (A)        ($) (B)     Options/SARs   ($) (C)      sation ($)
-----------------    ----   ---------   ---------       ------------      ------------  -------------  -------     -----------

Charles R.
Williamson           2003   $863,390    $1,500,000 (D)    $8,961              None           None        None      $92,513 (E)
Chairman,
Chief                2002    818,004       543,403 (D)     5,256          $ 28,226 (F)       None        None       71,391 (G)
Executive
Officer              2001    737,502     1,100,000 (D)     5,847              None         450,000     $189,260     44,823 (H)
and
President

Timothy H.
Ling
Former               2003    683,558      846,000          8,961              None           None        None       52,989 (I)
President
and Chief            2002    659,514      170,250 (J)      5,256           181,521 (K)       None        None       41,717 (L)
Operating
Officer              2001    622,500      350,000 (J)      5,191           430,555 (K)     240,000      332,483     35,708 (M)
(deceased)

Terry G.
Dallas               2003    457,283      570,000 (D)      9,816              None           None        None       43,794 (N)
Vice
President            2002    439,704      233,688 (D)      3,721              None           None        None       33,974 (O)
and Chief
Financial            2001    415,008      500,000 (D)      None               None         273,784       None       24,964 (P)
Officer

Thomas E.            2003    315,545      214,000 (D)      8,961            31,751 (F)      21,279       None       29,939 (Q)
Fisher
Senior Vice          2002    303,918       89,000 (D)      5,256              None          12,729       None       25,194 (R)
President,
Commercial           2001    286,758      175,950 (D)      5,191            82,455 (F)      11,584     153,454      18,850 (S)
Affairs

Joe D. Cecil         2003    256,928      142,000 (D)      8,961              None          12,745       None       15,888 (T)
Vice
President            2002    247,968       65,000 (D)      5,256              None           8,813       None       15,029 (U)
and
Comptroller          2001    234,438      120,000          5,413              None           7,819     117,648      14,162 (V)

Charles O.           2003    320,307      179,282 (D)      8,961              None          14,518       None       22,886 (X)
Strathman
Former Vice          2002    271,266       63,600 (D)      7,768            22,166 (F)       9,625       None       18,160 (Y)
President
and Chief            2001    253,620      422,000 (D)      5,684              None           8,447     122,763      15,377 (Z)
Legal
Officer (W)

(A) Excludes perquisites because their value did not meet the reporting threshold of the lesser of $50,000 or 10% of salary plus bonus.

                                                  (notes continued on next page)
                                       17

(B) Aggregate restricted Unocal common stockholdings at year-end 2003 and value (based on the closing price of the common stock as reported in the New York Stock Exchange Composite Transactions on December 31, 2003): Mr. Williamson 17,371 shares, $639,774; Mr. Ling 38,132 shares, $1,404,402;
      Mr. Dallas 2,062 shares, $75,943; Mr. Fisher 9,647 shares, $355,299; Mr. Cecil 4,786 shares, $176,268; and Mr. Strathman 2,253 shares, $82,978. Dividends are paid on restricted stock.

(C) Payout of at the end of the four-year performance period of performance shares awarded under the Long-Term Incentive
      Plan of 1991.

(D)   Includes amounts deferred under the Unocal Deferred
      Compensation Plan.

(E)   Company contributions of $12,000 to participant's Unocal
      Savings Plan account and $41,598 to participant's Unocal
      Supplemental Savings Plan account; and $38,915 reportable interest on deferred cash compensation.

(F) Value of restricted stock received from the exercise of stock options with restrictions granted under the Long-Term
      Incentive Plan of 1991.

(G)   Company contributions of $12,000 to participant's Unocal
      Savings Plan account and $38,111 to participant's Unocal
      Supplemental Savings Plan account; and $21,280 reportable interest on deferred cash compensation.

(H)   Company contributions of $10,200 to participant's Unocal
      Savings Plan account and $34,623 to participant's Unocal
      Supplemental Savings Plan account.

(I)   Company contributions of $7,777 to participant's Unocal
      Savings Plan account and $30,691 to participant's Unocal
      Supplemental Savings Plan account; and $14,521 reportable interest on deferred cash compensation.

(J)   Bonus paid under the Revised Incentive Compensation Plan.
      Includes cash and amounts deferred under the Unocal Deferred Compensation Plan. An additional amount deferred into restricted stock is reported in the "Restricted Stock Awards" column.

(K) Value on the award date of a restricted stock award elected in lieu of a portion of a cash bonus payment under the Revised Incentive Compensation Plan. The amount deferred into restricted stock was augmented by 20% to compensate for the risk of forfeiture and to promote management stock ownership. The number of restricted shares was determined by using the average closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions during the last 30 trading days of the grant year.

(L)   Company contributions of $6,783 to participant's Unocal
      Savings Plan account and $29,599 to participant's Unocal
      Supplemental Savings Plan account; and $5,335 reportable interest on deferred cash compensation.

(M)   Company contributions of $6,808 to participant's Unocal
      Savings Plan account and $27,798 to the participant's Unocal Supplemental Savings Plan account; and $1,102 reportable accumulated interest on deferred cash bonuses.

(N)   Company contributions of $12,000 to the participant's
      Unocal Savings Plan account and $15,912 to the participant's Unocal Supplemental Savings Plan account; and $15,882 reportable accumulated interest on deferred cash bonuses.

(O)   Company contributions of $12,000 to participant's Unocal
      Savings Plan account and $14,634 to participant's Unocal
      Supplemental Savings Plan account; and $7,340 reportable interest on deferred cash compensation.

(P)   Company contributions of $10,200 to the participant's
      Unocal Savings Plan account and $14,764 to the participant's Unocal Supplemental Savings Plan account.

                                       18

(Q) Company contributions of $12,000 to the participant's Unocal Savings Plan account and $7,459 to the participant's Unocal Supplemental Savings Plan account; and $10,480 reportable accumulated interest on a deferred cash bonus.

(R)   Company contributions of $11,853 to the participant's
      Unocal Savings Plan account and $7,503 to the participant's
      Unocal Supplemental Savings Plan account; and $5,838 reportable accumulated interest on deferred cash bonuses.

(S)   Company contributions of $10,200 to participant's Unocal
      Savings Plan account and $7,246 to participant's Unocal
      Supplemental Savings Plan account; and $1,404 reportable interest on deferred cash compensation.

(T)   Company contributions of $12,000 to participant's Unocal
      Savings Plan account and $3,638 to participant's Unocal
      Supplemental Savings Plan account; and $250 reportable interest on deferred cash compensation.

(U)   Company contributions of $12,000 to participant's Unocal
      Savings Plan account and $3,029 to participant's Unocal
      Supplemental Savings Plan account.

(V)   Company contributions of $10,200 to the participant's
      Unocal Savings Plan account and $3,962 to the participant's
      Unocal Supplemental Savings Plan account.

(W) Mr. Strathman was Vice President and Chief Legal Officer from December 2002 through September 2003.

(X)   Company contributions of $12,000 to the participant's
      Unocal Savings Plan account and $7,579 to the participant's
      Unocal Supplemental Savings Plan account; and $3,307 reportable interest on deferred cash compensation.

(Y)   Company contributions of $12,000 to participant's Unocal
      Savings Plan account and $4,516 to participant's Unocal
      Supplemental Savings Plan account; and $1,644 reportable interest on deferred cash compensation.

(Z)   Company contributions of $10,200 to participant's Unocal
      Savings Plan account and $5,177 to participant's Unocal
      Supplemental Savings Plan account.

OPTION/SAR GRANTS IN 2003

   The following table shows stock option awards granted in 2003 to the named executive officers:

                                    % of                                             Potential Realizable Value at
                    No. of          Total                                                Assumed Annual Rates of
                  Securities       Options                                            Stock Price Appreciation for
                  Underlying       Granted         Exercise                                  Option Term (C)
                    Options       to Employees      Price           Expiration       ------------------------------
   Name           Granted (A)     in 2003 (B)       ($/SH)             Date             5% ($)             10% ($)
   ----           -----------     ------------     --------         ----------        --------           ---------

Mr. Fisher          21,279          0.9%             $27.07         02/11/2013        $362,257           $918,032
Mr. Strathman       14,518          0.6%             $27.07         02/11/2013         247,157            626,344
Mr. Cecil           12,745          0.5%             $27.07         02/11/2013         216,973            549,853

(A)   The options were granted pursuant to the Long-Term
      Incentive Plan of 1998. The options become exercisable in four equal installments six months, one year, two years and three years from the date of grant. The exercise price of the options is the average of the highest and lowest trading prices of transactions in Unocal common stock as reported in the NYSE Composite Transactions for the date of grant. The maximum option exercise period is ten years from the date of grant. The optionees may pay for option stock with cash, Unocal common stock they already own, or with proceeds from the sale of common stock acquired by exercise of the option through authorized cashless exercise

                                                  (notes continued on next page)
                                       19



      procedures with stockbrokers. Vesting of options ceases upon termination of employment. Upon a change of control (as defined in the option agreements), any unvested options would vest. The options cease to be exercisable upon termination of employment, with the following exceptions: a participant who retires at normal retirement age, upon permanent and total disability, or under conditions determined by the Management Development and Compensation Committee to be for the convenience of the Company, is granted three years in which to exercise vested options. Beneficiaries have 15 months to exercise vested options upon death of the option holder. Options are nontransferable except in the event of the employee's death or pursuant to a court order, unless the Committee, in its sole discretion, permits transfers to the employee's family members and entities established for or owned by family members.

(B) The number of securities underlying all options granted to employees in 2003: 2,327,270.

(C) Use of the assumed stock price appreciation of 5% and 10% each year for the option period is specified in SEC Regulation S-K. No valuation method can accurately predict future stock price or option values because there are too many unknown factors. If the stock price does not increase above the exercise price, the options will have no value.

AGGREGATED OPTION/SAR EXERCISES IN 2003 AND DECEMBER 31, 2003
OPTION/SAR VALUES

   The following table shows exercises of stock option in 2003 by the named executive officers and the year-end stock option balances:

                                                      No. of Securities         Value of Unexercised In-The-
                     No. Of                         Underlying Unexercised         Money Options/SARs at
                     Shares          Value         Options/SARs at 12/31/03           12/31/03 ($) (A)
                   Acquired on     Realized      ---------------------------    ---------------------------
    Name            Exercise          ($)        Exercisable   Unexercisable    Exercisable   Unexercisable
    ----           -----------     --------      -----------   -------------    -----------   -------------

Mr. Williamson        None        $     0          472,119       112,500          $829,039      $165,938

Mr. Ling (B)          None              0          335,000        60,000 (B)       423,500        88,500 (B)

Mr. Dallas            None              0          270,338        68,446           124,243        41,414

Mr. Fisher            3,849 (C)    31,996 (D)       80,990        25,219           305,526       170,807

Mr. Strathman         15,008      113,449           55,004        17,811           168,287       117,599

Mr. Cecil             None              0           43,194        15,918           139,068       103,674


(A) The price of $36.83, which was the closing price of Unocal common stock as reported in the New York Stock Exchange Composite Transactions for December 31, 2003, was used to value the options.

(B) Mr. Ling died on January 28, 2004. His unexercisable options were canceled.

(C) Excludes 915 shares of restricted stock received upon the exercise of options with restrictions, which are reported in the Restricted Stock Awards column of the Summary Compensation Table.

(D) Represents the value realized on the unrestricted shares received upon exercise. The restricted stock received upon exercise is valued at the end of the five-year restriction period, or upon termination of employment due to normal retirement or at the convenience of the Company.

                                       20

LONG-TERM INCENTIVE PLANS - AWARDS IN 2003

   The following table shows performance share awards granted in 2003 to the named executive officers:

                                                Estimated Future Payouts
                    No. of       Period     -----------------------------------
                 Performance      Until     Threshold    Target       Maximum
                    Share       Maturation  Number of   Number of    Number of
     Name         Units (A)     or Payout     Shares     Shares      Shares (A)
     ----        -----------    ----------  ---------   ---------    ----------
 Mr. Williamson    21,000       12/31/2006      0        21,000       42,000

 Mr. Ling (B)      13,300       12/31/2006      0        13,300       26,600

 Mr. Dallas         9,000       12/31/2006      0         9,000       18,000

 Mr. Fisher         5,100       12/31/2006      0         5,100       10,200

 Mr. Strathman      4,700       12/31/2006      0         4,700        9,400

 Mr. Cecil          4,000       12/31/2006      0         4,000        8,000

(A) Pursuant to the performance shares agreements, the actual number of performance shares paid out is based on the Company's return to stockholders for the four-year performance period (January 1, 2003 through December 31, 2006) compared to that of a group of peer companies selected by the Management Development and Compensation Committee. Return to stockholders is defined as share price appreciation plus dividends expressed as a percentage of the beginning share price. The maximum number of shares that can be paid out is 200% of the performance shares granted, and the maximum value of the payout cannot exceed 400% of the Fair Market Value of the initial award of performance shares. The Management Development and Compensation Committee may reduce the payment based on other factors at the discretion of the Committee. If Unocal's return to stockholders is at or under the 30th percentile of the peer group's return to stockholders, there is no payout. The payout percentage may not exceed 50% if Unocal's return is at the 35th percentile of the peer group's return, the payout may not exceed 100% if Unocal's return is at the 60th percentile of the peer group's return, and the payout percentage may not exceed 200% if Unocal's return is at the 100th percentile of the peer group's return. A matrix is used for determining the specific payout percentages that may not be exceeded for specific return to stockholders levels between the 30th and 100th percentile. Awards can be paid out partly in cash and partly in shares, as determined by the Management Development and Compensation Committee.
(B) Mr. Ling died on January 28, 2004. Any payout will be prorated for the length of his service during the four-year performance period.

PENSION PLAN TABLE

   The following table shows estimated annual retirement benefits for the names executive officers for the indicated compensation and years served:

Covered                            Years of Service
Compen-      -------------------------------------------------------------------
sation (A)      1        10        20       25        30        35         40
----------  -------  --------  -------- --------  --------   --------  ---------

$  200,000  $ 3,200  $ 32,000  $ 64,000 $ 80,000  $ 96,000   $112,000  $ 128,000

   400,000    6,400    64,000   128,000  160,000   192,000    224,000    256,000

   600,000    9,600    96,000   192,000  240,000   288,000    336,000    384,000

   800,000   12,800   128,000   256,000  320,000   384,000    448,000    512,000

 1,000,000   16,000   160,000   320,000  400,000   480,000    560,000    640,000

 1,200,000   19,200   192,000   384,000  480,000   576,000    672,000    768,000

 1,400,000   22,400   224,000   448,000  560,000   672,000    784,000    896,000

 1,600,000   25,600   256,000   512,000  640,000   768,000    896,000  1,024,000

 1,800,000   28,800   288,000   576,000  720,000   864,000  1,008,000  1,152,000


                                                             (note on next page)

(A) Covered compensation is the average annualized monthly compensation in the 36 highest-paid months within the last 120 months immediately preceding retirement. For the named executive officers in the Summary Compensation Table on page 17, covered compensation equals the amounts in the Salary and Bonus columns of the Summary Compensation Table and the amount of bonus that the participant elected to defer into restricted stock (other than augmentations for deferring into restricted stock).

   The Company has a noncontributory qualified defined benefit retirement plan covering substantially all U.S. payroll employees. The plan provides participants with retirement benefits based on a formula relating such benefits to compensation and years of service, less up to half of the estimated old age Social Security benefit payable. The amount of these benefits is limited by the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code. Where that occurs, the Company has three nonqualified retirement plans designed to maintain and supplement total retirement benefits. Among other exclusions, all four of the plans exclude augmentations to bonuses deferred into restricted stock, and exclude interest and appreciation in the value of bonuses and/or salary deferred into the Unocal Deferred Compensation Plan. This Pension Plan Table, which covers all persons named in the Summary Compensation Table, shows the estimated annual benefits from the plans, before the deduction for a portion of the estimated old age Social Security benefit, as described above. The benefits shown are computed based on a single life annuity payable at normal retirement age.

   Covered compensation and credited full years of service under the retirement plan as of year-end 2003 for the executive officers named in the Summary Compensation Table are as follows:
$1,440,768 and 26 years for Mr. Williamson; $468,220 and 1 year for Mr. Dallas; $438,043 and 37 years for Mr. Fisher; $395,244 and 23 years for Mr. Strathman; and $348,453 and 32 years for Mr. Cecil. The accrued benefit for Mr. Ling's surviving spouse is $3,850 per month.


                        PERFORMANCE GRAPH
                        -----------------

   The following table shows cumulative total shareholder return
(price changes plus reinvested dividends) from December 31, 1998 to December 31, 2003:

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             AMONG UNOCAL, S&P EXPLORATION & PRODUCTION AND S&P 500

                        [PERFORMANCE GRAPH APPEARS HERE]

                                     S&P
Measurement Period                   Exploration &            S&P 500
(Fiscal Year Covered)    Unocal      Production Index         Index
---------------------    ------      ----------------         -------

Measurement Pt - 1998     $100            $100                 $100
1999                       118             119                  121
2000                       139             190                  110
2001                       133             150                   97
2002                       115             148                   76
2003                       143             183                   97

(A) The S&P Oil & Gas Exploration & Production Index consists of Unocal and six other companies, which are also included in the Peer Group of companies used to compare Unocal's stockholder return for incentive compensation purposes, as explained in the Report of the Management Development and Compensation Committee beginning on page 10.

   The preceding Performance Graph shall not be deemed incorporated by reference into any filing under the Securities
Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general incorporation by reference of this proxy statement into any other document or its inclusion as an exhibit thereto.


            EQUITY COMPENSATION PLAN INFORMATION (A)
            ----------------------------------------

   The following table shows the number of Unocal common shares authorized for grants of options and other stock-based awards at December 31, 2003:

                     No. of
                 securities to be       Weighted
                   issued upon          average
                   exercise of       exercise price        No. of
                   outstanding       of outstanding      securities
                    options,            options,         remaining
                  warrants and        warrants and      available for
Plan Category        rights              rights        future issuance
-------------    -----------------   --------------    ---------------

Equity
compensation
plans approved      6,406,956(B)         $34.62          4,045,661(C)
by security
holders

Equity
compensation
plans not
approved by         6,826,250(D)         $32.24            678,656(E)
security
holders

    Total          13,233,206            $33.25          4,724,317

(A) Excludes certain other stock-based compensation plans which do not involve the issuance of common shares.

(B) Includes 1,265,196 shares reserved for a maximum payout of 632,598 performance shares outstanding under the Long-Term Incentive Plan of 1998 and 120,006 directors' Units outstanding under the Directors Restricted Stock Units Plan and 2001 Directors' Deferred Compensation and Stock Award Plan. There were options outstanding for 84,919 shares under the 2001 Directors' Deferred Compensation and Stock Award Plan, 1,806,515 shares under the Long-Term Incentive Plan of 1991, and 3,130,320 shares under the Long-Term Incentive Plan of 1998.

(C) A total of 280,497 shares were available for future grants of director stock options or director units under the 2001 Directors' Deferred Compensation and Stock Award Plan. Except for units to be credited for voluntary deferral of director fees for the first quarter 2004 and the first quarter dividend equivalents, this share reserve will be canceled upon stockholder approval of the 2004 Directors' Deferred Compensation and Restricted Stock Unit Award Plan.

      There were 112,341 shares reserved for dividend equivalents on existing balances in the Directors' Restricted Stock Units Plan. A total of 3,652,823 were available for future grants of stock options, restricted stock, and performance shares under the 1998 Management Incentive Program. Of the 3,652,823 shares, a total of 1,212,213 shares were available for future grants of restricted stock and performance shares. As of February 29, 2004, there were 2,116,595 shares remaining available under the 1998 Management Incentive Program. Upon stockholder approval of the 2004 Management Incentive Program, the remaining balance of shares reserved for grant under the 1998 Management Incentive Program will be canceled.

                                                  (notes continued on next page)

(D) There remained options outstanding for 272,398 shares under the Special Stock Option Plan of 1996 and 6,553,852 shares under the Unocal Stock Option Plan. Additionally, in connection with the merger of a wholly-owned subsidiary of Unocal into Pure Resources, Inc. ("Pure"), on October 30, 2002, that resulted in Pure becoming a wholly-owned subsidiary of Unocal, employee nonqualified stock options to acquire Pure stock (that were issued by Pure and its predecessors) became fully vested stock options to acquire Unocal common stock; options to acquire a total of 2,481,774 shares with a weighted average exercise price of $18.50 were outstanding at December 31, 2003 and all of these options became fully vested at the time of the acquisition. Most of the Pure employee stock options were issued under Pure's 1999 Incentive Plan, as approved by Pure stockholders in May of 1999.

(E) A total of 635,373 shares were reserved for future grants of stock options under the Unocal Stock Option Plan and 43,283 shares were reserved for future grants of restricted stock under the Union Oil Restricted Stock Plan.

   Stock options are nonqualified with a maximum term of ten years. Except for certain stock options granted under Pure's 1999 Incentive Plan that were granted at prices below fair market value on the grant date, the exercise price for options may not be less than the fair market value of the common stock on the grant date. Options are generally nontransferable except in the event of an employee's death or pursuant to a court order.

   The Compensation Committee of Pure Resources, Inc. may approve the extension of a loan by the Company to assist in paying the exercise price of an option and/or any tax required by law to be withheld upon exercise of an option assumed by Unocal Corporation in connection with the acquisition. A majority of the options assumed by Unocal in connection with the Pure acquisition are exercisable until the end of their full ten-year terms, which expire from 2004 to 2012.

   Stock options granted under the Special Stock Option Plan of 1996 and the Unocal Stock Option Plan cease to vest upon termination of employment. Vested options may be exercised for up to three years or the original expiration date, whichever is earlier, from the date of death, disability, or termination of employment other than for cause or resignation.

   Dividends for restricted stock granted under the Union Oil Restricted Stock Plan are accumulated and paid out when the shares vest. The restricted shares are not delivered until the end of the restricted period, which is four years. The restricted stock is subject to forfeiture if the holder terminates employment during the restriction period for reasons other than death, disability, retirement at or after age 65, or for the convenience of the Company.

   All outstanding restricted stock would become unrestricted and unvested stock options would become exercisable in the event of a "change in control" as defined in the plans and agreements governing the restricted stock and stock options.


                 ITEM 1.  ELECTION OF DIRECTORS
                 ------------------------------

   The Board of Directors is divided into three classes. Directors in each class are elected for three-year terms or until their successors are duly elected and qualified. Information about the three director nominees up for election at the 2004 annual meeting for three-year terms expiring at the annual meeting in 2007 and the seven continuing directors, whose terms expire in 2005 and 2006, is provided in the tables below. If any nominee becomes unavailable or disqualified to serve as a director, and if the Board designates a substitute nominee, the proxy holders will vote for the substitute nominee designated by the Board.

NOMINEES FOR DIRECTORS-TERMS TO EXPIRE IN 2007

                                           Age
                                           at
                                           2004
               Principal Occupation and   Annual    Director       Other
  Name           Business Experience      Meeting    Since      Directorships
  ----         ------------------------   -------   --------    -------------

Richard D.     Chairman (1991-1999) and      63        2004     -- Wells
McCormick      President & CEO (1991-                              Fargo &
(recommended   1998) of U S. West, Inc.                            Company
by  certain    (telecommunications)                             -- United
current non-                                                       Technologies
management                                                         Corporation
directors)

Marina v.N.    Professor of business         69        1993     -- Intelliseek,
Whitman        administration and public                           Inc.
               policy at the University
               of Michigan (1992-
               present); serves as a
               member, director, or
               trustee of several
               educational and
               professional
               organizations

Charles R.     Chairman (November 2001-      55        2000         None
Williamson     present), CEO (2001-
               present), and President
               (February 2004-present)
               of Unocal; Executive Vice
               President, International
               Energy Operations (1999-
               2000), Group Vice
               President, Asia
               Operations (1998-1999),
               Group Vice President,
               International Operations
               (1996-1998) of Unocal

CONTINUING DIRECTORS-TERMS TO EXPIRE IN 2005

                                           Age
                                           at
                                           2004
               Principal Occupation and   Annual    Director       Other
  Name           Business Experience      Meeting    Since      Directorships
  ----         ------------------------   -------   --------    -------------

Craig Arnold   Sr. Vice President &          44       2004         None
               Group Executive, Fluid
               Power Group (October 2000-
               present) of Eaton
               Corporation (industrial
               manufacturing); President
               (1999-2000) of GE
               Lighting Services Ltd.
               for General Electric
               (Europe); President (1998-
               1999) of GE Plastics,
               China; President (1997-
               1998) of GE Appliances,
               Asia

James W.       Former Director (1982-        60       1998      -- Great
Crownover      1998), Managing Director                            Lakes
               of Southwest Practice                               Chemical
               (1984-1994) of McKinsey &                           Corp.
               Company, Inc. (management                        -- Weingarten
               consulting)                                         Realty
                                                                   Investors
                                                                -- Allied
                                                                   Waste
                                                                   Industries,
                                                                   Inc.

Donald B.      Chairman (February 2002-      64        1998     -- Wells
Rice           present), President and                             Fargo &
               CEO (1996-present) of                               Company
               Agensys, Inc.                                    -- Vulcan
               (biotechnology);                                    Materials
               President and Chief                                 Company
               Operating Officer and a                          -- Amgen Inc.
               director (1993-1996) of
               Teledyne, Inc.
               (aerospace)

CONTINUING DIRECTORS-TERMS TO EXPIRE IN 2005

                                           Age
                                           at
                                           2004
               Principal Occupation and   Annual    Director       Other
  Name           Business Experience      Meeting    Since      Directorships
  ----         ------------------------   -------   --------    -------------

Mark A. Suwyn  Chairman & CEO (1996-         61        2004     -- Louisiana-
               present) of Louisiana-                              Pacific
               Pacific Corporation;                                Corp.
               Executive Vice President                         -- Ballard
               (1992-1995) of                                      Power
               International Paper Co.                             Systems
               (paper industry)                                    Inc.

CONTINUING DIRECTORS-TERMS TO EXPIRE IN 2006

                                           Age
                                           at
                                           2004
               Principal Occupation and   Annual    Director       Other
  Name           Business Experience      Meeting    Since      Directorships
  ----         ------------------------   -------   --------    -------------

John W.        Vice Chairman (December,      71       1995         None
Creighton, Jr. 2002-present) of Unocal;
               Chairman and CEO (October
               2001-August, 2002) of UAL
               Corporation (United
               Airlines); Chairman
               (January through October,
               2001) of Unocal; Director
               (1988-1998), President
               and CEO (1991-1997) of
               Weyerhaeuser Company
               (forest products)

Ferrell P.     Former Managing Director,     57       2002      -- Graftech
McClean        Investment Banking, and                             International
               Senior Advisor to Head of                           Ltd.
               Global Oil & Gas
               Investment Banking of
               J.P. Morgan Chase & Co.
               (2000-2002); Managing
               Director, Investment
               Banking, and Co-Head of
               Global Energy Investment
               Banking of J.P. Morgan &
               Co. (1991-2000)
               (investment banking)

Kevin W.       Chairman (2001-present),      56       1997      -- Amgen Inc
Sharer         CEO and President (2000-                            (Chairman)
               present), President and                          -- 3M Company
               Chief Operating Officer                          -- Northrop
               (1992-2000) and a                                   Gruman
               director (1992-present)                             Corp.
               of Amgen Inc.
               (biotechnology)

RETIRING DIRECTORS

   Two current independent directors, John C. Amerman (currently in the class of 2006) and Frank C. Herringer (currently in the class of 2007), will retire from the Unocal Board at the Company's annual meeting in May 2004. Mr. Amerman, former chairman and chief executive officer of Mattel, Inc., has been on the Board for 13 years; Mr. Herringer, chairman of Transamerica Corporation, has served 15 years. In addition, the Company's director retirement policy requires that a director retire on the day of the annual meeting of stockholders following the director's 72nd birthday; thus, John W. Creighton, Jr. is expected to retire in 2005, even though he is in the class of directors whose terms expire in 2006.

OTHER INFORMATION

   Mr. Creighton was interim chairman and chief executive officer of UAL Corporation from October, 2001 through August, 2002. UAL
Corporation filed for protection under Chapter 11 of the U.S.
Bankruptcy Code on December 9, 2002.

DIRECTORS' RECOMMENDATION

   The Board of Directors unanimously recommends a vote FOR election of the nominees. The proxy holders will vote all proxies received FOR election unless instructed otherwise.


             ITEM 2.  RATIFICATION OF APPOINTMENT OF
       PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS
       --------------------------------------------------

   The stockholders will be asked to ratify the appointment of the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors for 2004 which was made by the Audit Committee of the Board of Directors. PwC, one of the nation's largest public auditing firms, or one of its predecessors, has served as the Company's independent auditors for the past 59 years. Representatives of the firm are expected to be present at the annual meeting and will have the opportunity to make a statement if so desired and will be available to respond to questions.

INDEPENDENT AUDITORS FEES

   The aggregate fees for professional services rendered by PwC for years 2003 and 2002 were as follows (millions of dollars):

                                  2003        2002
                                  ----        ----
            Audit Fees            $3.9        $3.9
            Audit-Related Fees     0.3         0.2
            Tax Fees               0.4         2.8
            All Other Fees         0.1         0.3
                                  ----        ----
               Total              $4.7        $7.2

   Audit Fees. The Audit Fees for years 2003 and 2002 were for services associated with the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K, reviews of the Company's financial statements included in its Quarterly Reports, and statutory and subsidiary audits.

   Audit-Related Fees.  The Audit-Related Fees for years 2003 and
2002 were for services associated with benefit plan audits and internal control reviews.

   Tax Fees. The Tax Fees for years 2003 and 2002 were for services associated with tax compliance, including preparation of selected tax returns; and tax planning and tax advice, including assistance with tax audits, appeals, claims for refunds, and requests for rulings or technical advice from tax authorities.

   All Other Fees. All Other Fees for years 2003 and 2002 were for services associated with information technology consultation.

   The Audit Committee has considered whether the rendering of non-audit services to the Company by the independent auditors is compatible with the auditors' independence. Effective May 2003, in accordance with rules of the SEC implementing the Sarbanes-Oxley Act of 2002, the Audit Committee pre-approves all audit and allowable non-audit services performed by PwC. In addition, effective May 2004, in accordance with rules of the SEC on Standards Relating to Listed Company Audit Committees, the Audit Committee will pre-approve all audit services to be performed by auditors other than PwC. The Audit Committee has appointed its Chairman as its designated member to pre-approve any allowable auditor engagements, to the extent necessary, in between Audit Committee meetings. Any pre-approvals by the Chairman are then reported to the Audit Committee on a timely basis.

DIRECTORS' RECOMMENDATION

   The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for 2004. The proxy holders will vote all proxies received FOR ratification unless instructed otherwise.

   The Audit Committee will consider the results of the vote in fulfilling its responsibility to select the independent auditors, although the results of the vote are not binding on the Audit
Committee.


                      ITEM 3.  APPROVAL OF
                2004 MANAGEMENT INCENTIVE PROGRAM
                ---------------------------------

   On February 10, 2004, the Board of Directors, upon the recommendation of the Management Development and Compensation Committee, adopted the 2004 Management Incentive Program (the "2004 Program"), subject to stockholder approval at the 2004 annual meeting.

   The Company currently maintains the 1998 Management Incentive Program, as amended (the "1998 Program"). If the 2004 Program is approved by the stockholders at the annual meeting, no future awards will be granted under the 1998 Program. The termination of the 1998 Program does not affect the awards that are outstanding on the date of its termination. As of February 29, 2004, 2,116,595 shares remained available for future grants of awards under the 1998 Program.

   The Board of Directors approved the 2004 Program, subject to stockholder approval, to provide for sufficient share authority and flexibility to structure future award grants to better align executive pay with the long-term interests of stockholders and with corporate goals and strategies. The 2004 Program consists of:

   -- the Incentive Compensation Plan (the "ICP"), which provides for annual cash bonus awards, a portion of which may be paid as restricted stock under the LTIP or deferred; and
   -- the Long-Term Incentive Plan of 2004 (the "LTIP"), which provides for grants of non-qualified stock options, performance share awards, restricted stock and performance restricted stock awards.

   This proposal requests, and the Board of Directors recommends, stockholder approval of the 2004 Program. If the stockholders do not approve the 2004 Program, the Company will continue to make awards under the 1998 Program. Awards of performance shares were made under the 2004 Program to 69 employees, including six current officers, subject to stockholder approval of the 2004 Program. These awards are shown in the table entitled "New Plan Benefits" below.

SUMMARY DESCRIPTION OF THE PROGRAM

   The principal terms of the 2004 Program are summarized below.
Because it is not a complete description of all the terms and conditions of the 2004 Program, please refer the full text of the 2004 Program, which is attached to this proxy statement as Exhibit B.

   Administration and Eligibility

   The Board of Directors has appointed the Management
Development and Compensation Committee (the "Committee") to administer the 2004 Program. The Committee is comprised entirely of non-employee directors. The Committee will have broad authority to administer the 2004 Program, including the power, subject to the terms of the 2004 Program, to make (and amend) awards, establish, adopt or revise rules and regulations and interpret and make determinations relating to the 2004 Program as it may deem necessary or advisable in the administration of the 2004 Program. The Committee, in its discretion, will also be able to select as 2004 Program participants any employees of the Company and its subsidiaries.

   The 2004 Program provides that the Committee may, in its sole discretion, delegate the authority to grant awards under the 2004 Program to employees other than executive officers to a committee of the Board of Directors. The Board of Directors has established a single member committee, with Director, CEO and President Charles R. Williamson to serve as the sole member, which shall have such authorities under the 2004 Program as is expressly delegated to such committee by the Committee within its authority under the 2004 Program. (References to the Committee below are qualified by this delegated authority.)

   Persons eligible to receive awards under the 2004 Program include all officers and other employees (including all of the named executive officers) of the Company and its subsidiaries.
As of March 15, 2004, approximately 5,900 officers and employees of the Company and its subsidiaries (including all of the named executive officers) were considered eligible to participate in the 2004 Program, subject to the Committee's discretion to determine the particular individuals who, from time to time, will be selected to receive awards.

   Notwithstanding the Committee's broad authority, without prior stockholder approval, the Company will not reduce the exercise or purchase price of any option granted under the LTIP (i.e. "reprice") by amendment, substitution, cancellation and regrant or other means, other than as a result of antidilution or other adjustments under the LTIP incident to certain events such as a stock split, recapitalization, reorganization, or similar transaction affecting the underlying securities.

   Shares Subject to the 2004 Program; Adjustment

   The aggregate number of shares of common stock that may be issued pursuant to all awards under the 2004 Program is 12,000,000. Various additional share limits are imposed. A maximum of:

   -- 6,000,000 shares may be issued as performance shares, restricted stock awards and performance restricted stock awards.

   -- 600,000 shares may be issued pursuant to options granted to any individual in any calendar year.

   -- 800,000 shares may be issued pursuant to performance restricted stock awards in any calendar year.

   Shares subject to awards that lapse or are not exercised before they expire, terminate or fail to vest, and shares canceled for withholding taxes upon vesting, also are available for future awards under the 2004 Program.

   The number of shares available for issuance under the 2004 Program and the number and price of the shares or other consideration subject to outstanding awards are subject to adjustment by the Committee upon changes in the outstanding common stock resulting from stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in the Company's capitalization. In addition, as described in greater detail below with respect to each type of award, the occurrence of a "Change of Control" (as defined in Section 2 of the LTIP) will generally affect outstanding awards granted under the 2004 Program. For the purposes of the 2004 Program, a Change of Control generally includes:

   -- an acquisition by any "person" of beneficial ownership in more than 20% of the common stock or voting securities then entitled to vote generally in the election of directors of the Company (other than an acquisition by or from the Company, an acquisition by a Company employee benefit plan or any acquisition in connection with certain business combinations);

   -- certain changes in the majority of the Board within a certain period of time;

   -- stockholder approval of a complete liquidation or dissolution of the Company; or

   -- the consummation of (or in some cases, immediately preceding) certain mergers or consolidations or sales of all or substantially all of the Company's assets.

   The 2004 Program does not limit the authority of the Board of Directors or the Committee to grant awards or authorize any other compensation, with or without reference to the common stock, under any other plan or authority.

   Awards under the Incentive Compensation Plan

   The ICP provides for awards and payments to be determined on a yearly basis (the "ICP Award Period"). The bonus pool for a year is equal to 2% of the Company's "Net Cash Provided by Operating Activities" (as defined in the ICP) during that year. The aggregate amount of awards (without giving effect to any increase in value upon a deferral into restricted stock) under the ICP for a year may not exceed this bonus pool.

   Within the first 90 days of each ICP Award Period, the Committee establishes awards for the CEO and certain other executive officers ("162(m) Participants"), each of which is expressed as a percentage of this bonus pool. The Committee has the sole discretion to determine whether the full amount of such an award is paid and may reduce, but may not increase, the amount of the award payable based on any criteria that the Committee determines. The criteria for reducing the awards for 162(m) Participants may include, but are not limited to, one or more of the following (as defined in the ICP): individual performance; the Company's "Comparative Return to Stockholders"; the Company's "Return on Capital Employed"; the Company's "Free Cash Flow"; the Company's "Future Year Value Creation."

   The Committee establishes individual target awards, expressed as a percentage of salary, for participants who are not 162(m) Participants. Subject to the amount of the bonus pool that remains after paying awards to the 162(m) Participants, the Committee may increase or decrease the amounts payable to the remaining participants under the awards described in this paragraph based on factors such as, but not limited to, the following:

   -- the Company's "Comparative Return to Stockholders"
   -- the Company's "Return on Capital Employed"
   -- the Company's "Future Year Value Creation"
   -- the Company's "Free Cash Flow"
   -- comparison of actual operational or financial results to plans or goals, adjusted for external factors such as changes in market prices
   -- individual performance of employees selected to participate in the ICP
   -- reasonableness of total cash compensation.

   The maximum cash award that may be payable to a participant for a calendar year is 0.25% of the Company's Net Cash Provided by Operating Activities (which was $1.57 billion and $1.95 billion in 2002 and 2003, respectively) or, if less, $2,500,000. The value of the portion of an award deferred in the form of a restricted stock award granted under the LTIP may be increased up to 100% as described below.

   Unless otherwise provided, awards are payable in cash from the general funds of the Company in a manner (which may include deferral of cash awards) prescribed by the Committee. An award may be paid all or in part as a restricted stock award, granted under and subject to the terms of the LTIP, either as determined by the Committee or pursuant to an election by the recipient under terms established by the Committee. In consideration for forgoing cash compensation, the Committee may grant a restricted stock award with a total dollar value (without giving effect to the reduction in value attributable to the restrictions) of up to 100% greater than the cash amount deferred. For 162(m) Participants, the

Committee will establish any applicable percentage increase at the same time that it establishes their target award levels for that ICP Award Period. The number of whole shares of restricted stock issued in lieu of a cash payment will be equal to the dollar value of the award after any such increase divided by the fair market value of the Company's common stock. Fractional shares will be paid in cash currently.

   Upon or in anticipation of a Change of Control, the current ICP Award Period will be shortened and will end on the date of such Change of Control. At that time, the amount payable to each 162(m) Participant will be determined as described above, but based on the bonus pool for the shortened ICP Award Period. Each other participant will be paid an amount in cash not less than his or her target award, prorated by the ratio that the shortened Award Period bears to the calendar year, and subject to the applicable bonus pool limitation.

   A participant's rights and interests, including amounts payable, under the ICP are nontransferable by the recipient other than by will, beneficiary designation or the laws of descent and distribution.

   In addition to, or in lieu of, an election to defer awards into restricted stock, the Committee may permit participants to defer payment of cash awards pursuant to a cash deferral program on such terms, including the crediting of interest on the cash awards, as the Committee may approve in its sole discretion.

   Awards under the Long-Term Incentive Plan

   The LTIP authorizes the grant of nonqualified stock options, performance shares, restricted stock and performance restricted stock.

   Stock Options.

   An option is the right to purchase shares of common stock at a future date at a specified price (the "exercise price") during a specified term not to exceed 10 years.

   The Committee, subject to the delegated authority referenced above, determines the specific officers and employees and the number of shares subject to each stock option granted under the LTIP and the manner, conditions and time of exercise. The Committee may impose restrictions on shares acquired through exercise. The option price per share may not be less than the fair market value of a share of common stock on the date of grant, and is payable in cash and/or shares of common stock or by "cashless exercise" as determined by the Committee. Options are evidenced by stock option agreements in a form approved by the Committee. The granting of an option does not entitle the employee to the rights of a stockholder; such rights accrue only after exercise and issuance of shares.

   Under certain circumstances, such as a merger or a public tender for Unocal stock, the Committee may declare outstanding options to be immediately exercisable. In addition, as it has been the practice under the 1998 Program, it is anticipated that award agreements will generally provide that all outstanding options will become immediately exercisable upon a Change of Control. Except as provided in the prior two sentences, no options may become exercisable less than one year after the date of grant. The Committee may also provide that outstanding options that are vested and exercisable may terminate upon the occurrence of certain events, such as a dissolution or certain mergers or consolidations of the Company.

   Performance Shares.

   A performance share represents a bookkeeping unit of measurement that is deemed to be equal to a share for purposes of determining the payment, in cash or in shares, of the award upon the achievement of certain pre-established performance goals.

   Performance share awards may be granted by the Committee with respect to a period of time of not less than three years (an "LTIP Award Period"). Each performance share has an initial value equivalent to one share of the Company's common stock. During any 12-month period, no participant may receive more than 30% of the aggregate number of performance shares granted or more than 90,000 performance shares. Within the first 90 days of an LTIP Award Period, the Committee will establish (1) performance goals based on one or more performance criteria set forth below and (2) a matrix for determining the percentage by which participants' performance shares will be multiplied based on the Company's achievement of such performance goals. In no event may the performance matrix allow for a percentage in excess of 200%. The performance criteria are as follows (each of which is defined in the LTIP):

   --  Comparative Return to Stockholders
   --  Comparative Discretionary Cash Flow Per Share
   --  Comparative Production Growth Per Share
   -- Comparative Finding and Development Costs Per BOE Added and -- Comparative Production and G&A Costs Per BOE Produced

   At the end of an LTIP Award Period, the Committee will determine the extent to which the performance goals for the LTIP Award Period have been achieved and then will multiply the number of each participant's performance shares by the percentage determined under the pre-established matrix to determine the amount payable to each holder (referred to as "payout shares"). Each participant is then entitled to a dollar amount equal to the fair market value of the payout shares; however, in no event may the value of the awards with respect to the applicable LTIP Award Period exceed more than 400% of the value of the award at the time of grant. The payments may be made in shares of Company common stock, or cash, or a combination of common stock and cash, at the discretion of the Committee. To the extent that payout shares are paid in shares of common stock, the number of shares paid will be determined by dividing the portion of the award not paid in cash by the fair market value of the common stock.

   In the event of: (1) a public tender for all or any part of the common stock, (2) any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval, or (3) another situation exists that the Committee determines is similar to either of the foregoing, then the Committee may declare that any LTIP Award Period ends on that or another date. At that time, payment of performance share awards will be accelerated and paid in an amount at least equal to the number of performance shares credited to each participant's performance share account at the beginning of the LTIP Award Period. In addition, award agreements may provide that upon or in anticipation of a Change of Control any LTIP Award Period will end on the date of the Change of Control and payment of performance share awards will be accelerated and paid in an amount at least equal to the number of performance shares credited to each participant's performance share account at the beginning of the LTIP Award Period.

   If a participant's employment terminates during an LTIP Award Period for any reason other than the participant's resignation, retirement at the participant's election before age 65, or termination for cause or for performance inadequacy, then the performance shares will be paid at the end of the LTIP Award Period and prorated for service during the period. If a participant's employment terminates during an LTIP Award Period because he or she resigns, elects to retire before age 65, or as a result of a termination for cause or performance inadequacy, then the performance shares award will be forfeited and no payout will be made.

   Restricted Stock Awards.

   The Committee may grant shares of common stock subject to certain restrictions. At the time the grant is made, the Committee will establish the restriction period (which need not be the same for each grant), which will not be less than four years. The employee is entitled to vote the restricted stock and receive dividends during the restriction period. The Committee, in its sole discretion, will determine whether cash and stock dividends payable during the restriction period will be paid to the holder on a current basis or withheld by the Company for the holder's account until the restrictions lapse. The Committee will also determine whether dividends that are withheld will be credited with interest, and if so, the applicable rate and any applicable terms. If, by the end of the restriction period, the employee has satisfied all of the conditions of the restricted stock award established by the Committee, the Company will remove any restrictions on the shares and deliver any accumulated unpaid dividends and any interest thereon (to the extent, if any, unpaid during the restriction period), less any shares withheld for taxes.

   In the event of: (1) a public tender for all or any part of the common stock, (2) any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval, or (3) another situation exists that the Committee determines is similar to either of the foregoing, the Committee may change or eliminate the restriction period on outstanding restricted stock. In addition, award agreements generally provide for the removal of restrictions upon a Change of Control (as defined in Section 2 of the LTIP).

   The Committee in making or amending a restricted stock award may determine the effect of termination of service (including retirement) on the rights and benefits under the restricted stock award and in doing so may make distinctions based upon the reason for the termination or other factors.

   Performance Restricted Stock Awards.

   A Performance Restricted Stock Award is an award of restricted shares based on the Company's performance over the immediately preceding calendar year (a "Performance Year"). The first
Performance Year is 2004.

   For awards to 162(m) Participants, the Committee will establish, within the first 90 days of a Performance Year:

   -- the target number of restricted shares to be granted as a Performance Restricted Stock Award to each 162(m) Participant

   -- the performance goals based on one or more of Comparative
      Return to Shareholders, Return on Capital Employed, Free Cash Flow, and Net Cash Provided by Operating Activities (each as defined in the LTIP) for the Performance Year, and

   -- the extent to which the individualized target Performance
      Restricted Stock Awards will be granted, if at all, based on the attainment of those performance goals.

   Following the end of the applicable Performance Year, the Committee will determine the extent to which the pre-established performance goals were met and the corresponding number of restricted shares subject to each award, if any. The Committee may reduce, but not increase, the number of shares subject to award based on the criteria that the Committee determines in its sole discretion, which may include Future Year Value Creation and individual performance.

   For the participants who are not 162(m) Participants, the Committee will establish individual restricted stock target awards for each Performance Year, based on the criteria that the Committee determines in its sole discretion, which may include one or more of the following: Return on Capital Employed; Future Year Value Creation; Free Cash Flow, salary grade; and salary.

   Subject to the number of shares that remain available for grant after the award of Performance Restricted Stock Awards to 162(m) Participants, the Committee will determine the actual number of shares subject to each Performance Restricted Stock Award to non-162(m) Participants (which may be more or less than the target awards) based on any criteria that the Committee determines. The criteria may include, but is not limited to, the following:

   -- comparison of actual operational or financial results to plans or goals adjusted for external factors, such as changes in market prices,
   -- individual performance of employees selected to participate in the LTIP, and
   -- reasonableness of total cash compensation.

   At the time the Committee makes a Performance Restricted Stock Award, it will establish the restriction period (which need not be the same for each grant), which will not be less than four years. The employee is entitled to vote the restricted stock and receive dividends during the restriction period. The Committee, in its sole discretion will determine whether cash and stock dividends payable during the restriction period will be paid to the holder on a current basis or withheld by the Company for the holder's account until the restrictions lapse. The Committee will also determine whether dividends that are withheld will be credited with interest, and if so, the applicable rate and any applicable terms. If, by the end of the restriction period, the employee has satisfied all of the conditions of the Performance Restricted Stock Award established by the Committee, the Company will remove any restrictions on the shares and deliver any accumulated unpaid dividends and any interest thereon (to the extent, if any, unpaid during the restriction period), less any shares withheld for taxes.

   In the event of: (1) a public tender for all or any part of the common stock, (2) any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval, or (3) another situation exists that the Committee determines is similar to either of the foregoing, the Committee may change or eliminate the restriction period on outstanding restricted stock. In addition, award agreements generally provide for the removal of restrictions upon a Change of Control (as defined in Section 2 of the LTIP).

   The Committee in making or amending a restricted stock award may determine the effect of termination of service (including retirement) on the rights and benefits under the restricted stock award and in doing so may make distinctions based upon the reason for the termination or other factors.

   Transfer Restrictions.

   Awards under the LTIP are generally non-transferable by the recipient other than by will, beneficiary designation or the laws of descent and distribution upon the death of an employee, or pursuant to court orders. Options are generally exercisable only by the recipient. The Committee may, however, permit the transfer of options, performance restricted stock and/or restricted stock awards to the employee's family members and entities established for or owned by family members.

   Amendment and Termination

   The Board may terminate the 2004 Program at any time and, with the consent of an individual participant, the Board or Committee may cancel, amend, reduce, or alter the outstanding awards thereunder (except as to repricing). The Board may amend or suspend or, if suspended, reinstate, the 2004 Program in whole or in part. Notwithstanding the foregoing, any amendment to the 2004 Program will be subject to stockholder approval to the extent that stockholder approval is then required by the 2004 Program, applicable law or applicable listing agency, or as deemed necessary or advisable by the Board.

   Federal Income Tax Consequences.

   Under current law, cash awards will be taxed as ordinary income to the employee in the year in which they are received.
When the employee is taxed, the Company receives a tax deduction at the same time and for the same amount.

   Upon exercise of a non-qualified stock option, the employee will realize ordinary income in an amount measured by the excess, if any, of the fair market value of unrestricted shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. Restricted stock, if any, acquired through the exercise of stock options will be subject to the tax treatment described below for restricted stock, except that it would not be subject to limitations on deductibility under Section 162(m) of the Internal Revenue Code.

   An employee who has been granted a performance share award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at such time.
Whether a performance share award is paid in cash or shares of common stock, the employee will have ordinary income and the Company will have a corresponding deduction when payout is made. The measure of such income and deduction for any shares of common stock will be their fair market value at the time the performance share award is paid out.

   An employee receiving restricted stock may be taxed in one of two ways: (i) the employee pays tax when the restrictions lapse, or (ii) the employee makes a special election (known as an "83(b) election") to pay tax in the year the grant is made. The value of the award for tax purposes is the fair market value of the shares of common stock at the applicable time. This value is taxed as ordinary income and is subject to income tax withholding. When the employee is taxed, the Company generally receives a tax deduction at the same time and for the same amount. If an employee elects to be taxed at grant there will be no further tax consequences attributable to the awarded stock when the restrictions lapse. The employee will be subject to tax upon the sale or other disposition of the stock. However, dividends in cash and stock will be treated as follows:

   -- if such election has not been made, the employee will have taxable compensation income and the Company a corresponding deduction when the dividends are paid; and

   -- if the above special tax election has been made, cash dividends paid to the employee will be taxable dividend income to the employee when paid, but the Company will not be entitled to any corresponding deduction.

   The awards under the 2004 Program (except for restricted stock awards under the LTIP and cash dividends) are designed to satisfy the requirements for "performance based" compensation under
Section 162(m) of the Internal Revenue Code of 1986, as amended, and thus preserves the deductibility of such compensation under federal income tax law. If compensation attributable to awards is not "performance based" within the meaning of 162(m), the Company may not deduct aggregate compensation to its CEO or any of its other four most highly-compensated officers to the extent that it exceeds $1 million in any calendar year. Furthermore, if an award is accelerated under the 2004 Program in connection with a change in control (as the term is used under the Code), the Company will not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") in excess of the average annual base salary if the parachute payments exceed certain threshold limits under the Code; certain related excise taxes also may be triggered.

   Securities Underlying Awards.

   The closing price of a share of common stock as of March 31, 2004 was $37.28 per share. If the 2004 Program is approved by stockholders, the Company plans to register the 12,000,000 shares of common stock available for issuance under the 2004 Program under the Securities Act of 1933, as amended.

NEW PLAN BENEFITS

   On February 10, 2004, the Committee made performance share awards to 69 employees, including six current officers, subject to stockholder approval of the 2004 Program. Other than these awards, the Company has not approved any awards under the 2004
Program and is not currently considering any specific award grants under the 2004 Program. If the 2004 Program had been in existence during 2003, the Company expects that award grants would have been substantially different from those actually made under the 1998 Program as a result of the changes to the Company's compensation program, which are incorporated in the 2004 Program and described in the Report of the Management Development and Compensation Committee in this proxy statement.

   The following table shows the performance share awards granted on February 10, 2004 to (1) the named executive officers, (2) the Company's current executive officers as a group, (3) the Company's current non-executive directors as a group and (4) the Company's current non-executive officer employees as a group:

                                                          No. of
                                                          Shares
                                                        Underlying
                                                        Performance
                                                           Share
       Name and Principal Position                        Awards(1)
       ---------------------------                      -----------

Charles R. Williamson, Chairman, Chief Executive          61,030
Officer and President

Timothy H. Ling, Former President and Chief                 Not
Operating Officer (deceased)                            applicable

Terry G. Dallas, Executive Vice President and Chief       10,486
Financial Officer

Thomas E. Fisher, Senior Vice President, Commercial        5,661
Affairs

Charles O. Strathman, Former Vice President and            4,341
Chief Legal Officer

Joe D. Cecil, Vice President and Comptroller               3,083

Executive Officers as a Group                             92,109

Non-Executive Director Group                                Not
                                                        applicable

Non-Executive Officer Employee Group                      181,329

(1) Represents shares underlying performance share awards, which may become payable in cash or shares of common stock upon the achievement of pre-established performance goals.
      The LTIP award period commenced on January 1, 2004.

DIRECTORS' RECOMMENDATION

   The Board of Directors recommends a vote FOR approval of the 2004 Management Incentive Program. The proxy holders will vote all proxies received FOR approval unless instructed otherwise.


   ITEM 4.  APPROVAL OF 2004 DIRECTORS' DEFERRED COMPENSATION
              AND RESTRICTED STOCK UNIT AWARD PLAN
              ------------------------------------

   On February 10, 2004, the Board of Directors, upon the recommendation of the Board Governance Committee, adopted the 2004 Directors' Deferred Compensation and Restricted Stock Unit Award Plan (the "2004 Plan"), subject to stockholder approval at the 2004 annual meeting. The 2004 Plan will become effective upon the date it is approved by stockholders.

   The Company currently maintains the 2001 Directors' Deferred Compensation and Stock Award Plan (the "2001 Plan"). Upon the recommendation of the Company's Board Governance Committee, the Board determined that it was advisable and in the best interests of stockholders to adopt a new deferred compensation and award plan that provides for awards that more directly further the directors' Unocal stock ownership and compensation objectives for its non-employee directors, consistent with evolving practices of other public companies. The 2004 Plan is intended to replace the 2001 Plan. The 2004 Plan principally modifies the terms of the 2001 Plan by replacing the initial and annual stock option awards and annual awards of stock units with an initial and annual awards of restricted stock units.

   On February 10, 2004 stock options were granted, and on May 1, 2004 stock options will be granted, to eligible directors under the 2001 Plan in accordance with its terms. To prevent a compounding of benefits in 2004, if stockholders approve the 2004 Plan, the stock options granted in 2004 under the 2001 Plan will be rescinded without consideration and no additional awards will be granted under the 2001 Plan. As of February 29, 2004, 260,253 shares remained available for issuance under the 2001 Plan.

SUMMARY DESCRIPTION OF THE 2004 PLAN

   The following is a summary of the principal terms of the 2004
Plan. Because it is not a complete description of all of the terms and conditions of the 2004 Plan, please refer to the full text of the 2004 Plan attached as Exhibit C to this proxy statement.

   Purpose

   The purpose of the 2004 Plan is to attract, motivate and retain experienced and knowledgeable non-employee directors by offering them additional stock-based compensation and incentives to defer and potentially enhance their compensation and encourage stock ownership in the Company.

   Eligibility

   Only the Company's non-employee directors are eligible to participate in the 2004 Plan. As of March 31, 2004, there were 11 non-employee directors on the Board of Directors. The two retiring directors will not be eligible to participate in the 2004 Plan.

   Administration

   The Board has appointed its Board Governance Committee (the
"Committee") to administer the 2004 Plan. The Committee will have broad authority under the 2004 Plan, including, for example, the authority:

   -- to establish, adopt and revise rules and regulations relating to the 2004 Plan;

   -- to adopt the schedules, forms and agreements for use in connection with the 2004 Plan and elections under the 2004 Plan; and

   -- to delegate ministerial, day-to-day administrative details and non-discretionary duties and functions to the Company's officers and employees.

   Shares Authorized

   The Board of Directors has authorized an aggregate of 500,000 shares of the Company's common stock that may be issued or delivered under the 2004 Plan, subject to certain antidilution and other adjustments referenced in Section 11 of the 2004 Plan. If shares that are reserved to be issued in payment of stock units are not issued because the award terminates without payment in shares, the shares will remain available for future grants of stock units or accumulation of dividend equivalents.

   If grants contemplated would exceed 2004 Plan limits, the Company will prorate any new annual awards of restricted stock units and credits of stock units among the participants, giving priority to restricted stock unit awards. If no additional shares are available for issuance, participants will not be granted additional restricted stock unit awards and dividend equivalents on stock units will be paid in cash.

   Types of Awards

   The 2004 Plan authorizes the annual award of restricted stock units and opportunities to defer all or a portion of cash compensation into stock units that are not restricted. A stock unit represents an unfunded bookkeeping entry which serves as a unit of measurement relative to one share of common stock for purposes of determining the payment in shares of a deferred benefit or right. Stock units, subject to very limited exception, are payable solely in shares of common stock.

   Restricted Stock Unit Awards.

   On the first day of the month immediately following the 2004 annual meeting, and on June 1 in each year thereafter, each eligible director then in office will be granted without any further action by the Committee a number of restricted stock units ("RSUs") with a total value of $70,000. The number of RSUs subject to each award will be determined by dividing $70,000 by the fair market value of the common stock on the grant date. Thus, if the fair market value of a share of common stock on the 2004 annual meeting date is $37.28 (which was the fair market value on March 31, 2004), the number of RSUs subject to each 2004 annual award will be 1,878. The Board has the authority, from time to time, to increase or decrease the nominal value of these annual awards. The Board may not, however, increase the dollar value to more than $140,000 in the aggregate over the term of the 2004 Plan.

   In addition, any person who first becomes an eligible director on or after January 1, 2004 will be granted without any further action by the Committee a number of RSUs with a total value of $82,500. As to any person who first becomes an eligible director on or before the 2004 annual meeting, the grant date will be the first day of the month following the 2004 annual meeting. As to any person who subsequently becomes an eligible director, the grant date will be the date that he or she first takes office. The number of RSUs subject to such award will be determined by dividing $82,500 by the fair market value of the common stock on the grant date. The Board has the authority, from time to time, to increase or decrease the nominal value of these initial awards. The Board may not, however, increase the dollar value to more than $165,000 in the aggregate over the term of the 2004 Plan. Eligible directors may not receive more than one RSU award in any one calendar year.

   RSUs granted to eligible directors will vest and become nonforfeitable over three years with 33 1/3% vesting on each of the first three anniversaries of the date of grant (or such other amount that is not less than 20% or more than 50% as the Company may approve in advance of the date the award is made). Unvested RSUs will vest and become nonforfeitable early upon the occurrence of any of the following events:

   -- if the director's services are terminated due to his or her death or disability;

   -- upon a Change in Control (defined in Section 2 of the 2004
      Plan);

   -- the director retires from service either (1) at the end of his or her then current term and after completing five years of service, if the eligible director is ineligible to stand for reelection under the Company's directors' retirement policy or
      (2) under the Company's directors' retirement policy on the date of the annual meeting that immediately follows his or her 72nd birthday and after completing five years of service; or

   -- the director accepts a public interest position (e.g.
      community service, philanthropic endeavors, a position with a 501(c)(3) or (c)(4) organization, or government service), provided that such acceleration does not adversely affect the director's ability to serve in such position.

   The RSUs will accumulate in the participant's stock unit account and dividend equivalent amounts will be credited as additional stock units, subject to the same vesting and distribution elections described below. To the extent that any portion of a participant's RSUs have not become vested on the date his or her services terminate, then the unvested RSUs will be forfeited and the unvested portion of the award will automatically terminate without payment of consideration by the Company.

   Deferral Units

   The 2004 Plan allows participants to make an annual election to defer all or a portion of cash fees into stock units. In consideration for and to encourage deferrals, the amount of the stock units will be based on 120% of the fees deferred. At the end of each quarter, a participant's stock unit account will be credited with a number of stock units (referred to as "deferral units") equal to the value of the adjusted cash deferral amount divided by the fair market value of the common stock over the quarter. Deferral units are fully vested and nonforfeitable at all times and will ultimately be paid in shares of the Company's common stock. The deferral units will accumulate in the participant's stock unit account and dividend equivalent amounts will be credited as additional stock units, subject to the same distribution elections.

   If the 2004 Plan is approved by stockholders at the 2004 annual meeting, the stock unit account of each eligible director who is a participant in the 2001 Plan will be transferred to the stock unit account established for each such person under the 2004 Plan, effective as of the date of the 2004 annual meeting, and will be governed by the terms of the 2004 Plan. All deferral elections, distribution elections and beneficiary designations made by the non-employee director will continue unless and until changed in accordance with the 2004 Plan. The stock units credited to each eligible director's stock unit account under the 2001 Plan before the date the account is transferred to the 2004 Plan account will count against the share limit under the 2001 Plan, and any additional stock units credited to each stock unit account under the 2004 Plan thereafter, either with respect to deferral elections or as dividend equivalents, will count against the share limit under the 2004 Plan.

   Distribution Elections

   Unless a participant elects otherwise, vested stock units (including both restricted stock units that have vested and deferral units) will be paid out in the form of common stock in a lump sum as soon as practicable following the first to occur of the participant's termination of service as a director or a Change in Control. However, a participant may elect to have his or her vested stock units paid on (1) a termination of service as a director, (2) on an alternative date, (3) on the earlier of termination of service or an alternative date or (4) the later of termination of service or an alternative date. The participant may also elect whether or not a Change in Control will accelerate distribution of his or her vested stock units. A participant may elect to accelerate the distribution of his or her vested stock units upon certain hardships or by requesting an early distribution subject to a withdrawal penalty.

   Notwithstanding any distribution elections, a participant will receive an automatic crediting and distribution of vested stock units if a participant accepts a public interest position (e.g. community service, philanthropic endeavors, a position with a 501(c)(3) or (c)(4) organization, or government service), provided that such acceleration does not adversely affect the director's ability to serve in such position.

   Restrictions on Transfer

   Stock units, including amounts payable or common stock deliverable thereunder, are non-transferable except by will or the laws of descent and distribution or beneficiary designation.

   Adjustment

   The number and kind of shares available for issuance or transfer under the 2004 Plan and outstanding stock units are subject to adjustment and in some cases, termination upon certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's stockholders.

   Termination of or Changes to the 2004 Plan or Awards

   The Board of Directors may amend or terminate the 2004 Plan (including outstanding awards) and does not contemplate seeking stockholder approval for amendments (including, for example, changes in the notional value of the annual restricted stock unit awards, future initial restricted stock grants, or the valuation of deferred stock features of the 2004 Plan) except to the extent required by applicable law, listing agency rule or deemed necessary or advisable by the Board. (See Section 12 of the 2004 Plan.) Such amendments may increase the benefits to eligible directors within aggregate share limits. No amendment or termination may cancel or adversely affect a participant's rights with respect to amounts or stock units credited to his or her stock unit account, without his or her consent, except as otherwise provided in the 2004 Plan.

   Securities Underlying Stock Units

   The market value of a share of common stock as of March 31, 2004, was $37.28 per share. Upon receipt of stockholder approval, the Company plans to register the 500,000 shares available under the 2004 Plan under the Securities Act of 1933, as amended.

NEW PLAN BENEFITS

   The following chart shows the benefits or amounts under restricted stock unit awards that will be allocated under the 2004 Plan, subject to any future 2004 Plan amendments.

 2004 Directors' Deferred Compensation and Restricted Stock Unit
                           Award Plan
        (Initial and Annual Restricted Stock Unit Awards)

                                                      Notional
                                                      Value of
                                                       Shares
                                                     Underlying
                                                     Annual and
                                                      Initial
                                                     Restricted
                                                     Stock Unit
       Name and Principal Position                    Awards(1)
       ---------------------------                   ----------

Charles R. Williamson, Chairman, Chief Executive        Not
Officer and President                                applicable

Timothy H. Ling, Former President and Chief             Not
Operating Officer (deceased)                         applicable

Terry G. Dallas, Executive Vice President and           Not
Chief Financial Officer                              applicable

Thomas E. Fisher, Senior Vice President,                Not
Commercial Affairs                                   applicable

Charles O. Strathman, Former Vice President and         Not
Chief Legal Officer                                  applicable

Joe D. Cecil, Vice President and Comptroller            Not
                                                     applicable

Executive Officers as a Group                           Not
                                                     applicable

Non-Executive Director Group (9 persons)            $247,500(1)/
                                                    $630,000(2)

Non-Executive Officer Employee Group                    Not
                                                     applicable

(1) Represents the notional present value of initial one-time grants of restricted stock units to the three persons who became eligible directors in 2004 prior to the 2004 annual meeting as described above. The actual number of shares subject to the restricted stock units will depend on the fair market value of a share of common stock on the first day of the month immediately following the 2004 annual meeting. Does not include the value of initial restricted stock unit awards to eligible directors first elected after the 2004 annual meeting.

(2) Represents the notional present value of the annual stock unit award under the 2004 Plan as described above, assuming nine eligible directors. As described in Note (1) above, in 2004 three of the nine eligible directors will be eligible to receive initial restricted stock unit awards. Therefore, with respect to the annual restricted stock unit awards in 2004, the notional value is $420,000. The actual number of shares subject to restricted stock units is not determinable because the number of shares depends on the notional value of the award, the per share fair market value at future dates, and the number of eligible directors then seated.

   The amount or number of deferral stock units awards authorized by the 2004 Plan are not currently determinable because the number of stock units depends on future variables such as stock prices, aggregate compensation amounts and deferral elections.

DIRECTORS' RECOMMENDATION; INTEREST OF NON-EMPLOYEE DIRECTORS

   The Board of Directors unanimously recommends a vote FOR the approval of the 2004 Directors' Deferred Compensation and Restricted Stock Unit Award Plan. The proxy holders will vote all proxies received FOR approval unless instructed otherwise.
The Board of Directors has
approved the 2004 Plan and believes it to be in the best interests of the Company and the stockholders. All non-employee directors are eligible to receive awards under the 2004 Plan and thus have a personal interest in its approval.


                  ITEM 5.  STOCKHOLDER PROPOSAL
                  -----------------------------

   A stockholder has given notice that the following proposal will be presented at the Meeting:

   "RESOLVED, that the shareholders of Unocal Corporation ("Company") urge the Board of Directors to take the necessary steps to amend the by-laws to require that, subject to any presently existing contractual obligations of the Company, the Chairman of the Board of Directors shall not concurrently serve as the Chief Executive Officer.

"Supporting Statement

   "The Board of Directors is elected by shareholders to oversee management and its Chairman provides leadership for the Board. The Business Roundtable has noted that "the paramount duty of the board of directors is to select a Chief Executive Officer and to oversee the CEO and other senior management . . . ."  The
Business Roundtable, Principles of Corporate Governance, May
2002.

   "We believe that to be effective a board of directors must be led by a Chairman who is independent of management, for, in our opinion, having the same individual serve as both Chairman and CEO necessarily impairs the Chairman's ability to hold the CEO accountable.

   "The Conference Board recently issued a report on corporate governance. The Commission's members included John Snow, U.S. Treasury Secretary and Former Chairman of CSX Corporation; John Bogle, the Founder and former Chairman of Vanguard Group; Arthur Levitt Jr., former SEC Chairman; and former Federal Reserve System Chairman Paul Volcker. Its report stated:

   "The Commission is profoundly troubled by the corporate scandals of the recent past. The primary concern in many of these situations is that strong CEOs appear to have exerted a dominant influence over their boards, often stifling the efforts of directors to play the central oversight role needed to ensure a healthy system of corporate governance . . . .

   "The ultimate responsibility for good corporate governance rests with the board of directors. Only a strong, diligent and independent board of directors that understands the key issues, provides wise counsel and asks management the tough questions is capable of ensuring that the interests of shareowners as well as other constituencies are being properly served. The Conference Board Commission on Public Trust and Private Enterprise, Findings and Recommendations, Jan. 9, 2003.

   "The Report discussed three principal approaches to provide the appropriate balance between board and CEO functions, including:

   "The roles of Chairman and CEO would be performed by two separate individuals, and the Chairman would be one of the independent directors. The Commission recommends that each corporation give careful consideration, based on its particular circumstances, to separating the offices of the Chairman and Chief Executive Officer. The Commission believes that separating the positions of Chairman and CEO is fully consistent with the objectives of the [Sarbanes-Oxley] Act, the proposed New York Stock Exchange listing requirements, and the proposed NASDAQ requirements, and that separating the roles of Chairman and CEO enhances implementation of the Act and stock exchange reforms.

   "Our Company's Chairman is also its CEO. We urge your support for this proposal to require that the Chairman of the Board of Directors not also serve as the Chief Executive Officer."

                    DIRECTORS' RECOMMENDATION

   The Board of Directors unanimously recommends a vote AGAINST the adoption of this proposal for the following reasons:

   The Board's current governance structure already provides for strong and independent oversight of the Company's affairs and its management. An absolute requirement to separate the positions of Chairman and CEO is not in the best interests of the Company or its stockholders. Such a requirement would restrict the flexibility of the Board to provide the Company with the most effective leadership at any given time. The Board believes that under current circumstances, a structure that includes a Chairman also serving as CEO, and a strong independent Vice Chairman, is in the best interests of the Company and its stockholders.

   The Company has a strong, independent Vice Chairman who is elected by the independent Board members with the following clearly delineated duties:

  (1) Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
  (2) Serves as a liaison between the Chairman and the independent directors;
  (3) Reviews and approves pre-meeting information and, where time allows, update and background information sent to the Board;
  (4)  Reviews and approves meeting agendas for the Board;
  (5) Reviews and approves schedules of Board meetings to assure that there is sufficient time for all agenda items;
  (6) Has the authority to call meetings of the independent directors; and
  (7) If requested by major stockholders, ensures his availability for consultation and direct communication.

   In addition, Unocal has a strong system of governance that already provides for the basic advantages sought by the proponent. The Company's corporate governance principles (posted on our public web site) include the following:

  -- Evaluation of the CEO's performance: a committee composed entirely of independent directors, the Management Development and Compensation Committee, annually evaluates the performance of the CEO and senior management.

  -- Board independence: 11 of 12 directors are independent.

  -- Board committee independence: the Board Governance Committee, the Audit Committee, the Management Development and Compensation Committee and the Corporate Responsibility Committee are all composed exclusively of independent directors. The Management Development and Compensation Committee has sole authority to hire compensation advisors to advise on senior management compensation review. The Audit Committee has the sole authority to hire the outside auditors. The Board Governance Committee has the sole authority to hire search firms to identify director candidates and compensation advisors to advise on directors' compensation.

  -- Private meetings of independent directors: Independent directors meet privately under the leadership of the Vice
     Chairman, outside the presence of the CEO, on a regular basis; in fact, a private session for independent directors, presided over by the Vice Chairman, is scheduled at each regular meeting of the Board.

   Unocal's Code of Conduct for directors (posted on our public web site) strengthens the Board's independence by requiring that directors inform the Chairman, Vice Chairman and Board Governance

Committee of events, circumstances or conditions that may impact the Board's assessment of whether they meet the independence requirements of the NYSE and the SEC. This includes notification of any changes in a director's employment, other board positions and relationships with other business, charitable and governmental entities.

Our Position:

   The Board believes that Unocal's corporate governance structure, with its emphasis on independence and accountability and clearly delineated duties for the Vice Chairman, makes this stockholder proposal unnecessary. An absolute requirement that the Chairman be a non-executive of the Company would be overly restrictive, unduly limiting governance options available to the Board.

   The Board of Directors unanimously recommends voting AGAINST the adoption of this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.


                  ITEM 6.  STOCKHOLDER PROPOSAL
                  -----------------------------

  A stockholder has given notice that the following proposal will be presented at the Meeting:

   "Resolved, that the shareholders of Unocal Corporation ("Company") hereby request that the Board of Directors' Compensation Committee, in developing future senior executive equity compensation plans, utilize performance and time-based restricted share programs in lieu of stock options. Restricted shares issued by the Company should include the following features:

(1) Operational Performance Measures - The restricted share program should utilize justifiable operational performance criteria combined with challenging performance benchmarks for each criteria utilized. The performance criteria and associated performance benchmarks selected by the Compensation Committee should be clearly disclosed to shareholders.
(2) Time-Based Vesting - A time-based vesting requirement of at least three years should also be a feature of the restricted shares program. That is, in addition to the operational performance criteria, no restricted shares should vest in less than three years from the date of grant.
(3) Dividend Limitation - No dividend or proxy voting rights should be granted or exercised prior to the vesting of the restricted shares.
(4) Share Retention - In order to link shareholder and management interests, a retention feature should also be included; that is, all shares granted pursuant to the restricted share program should be retained by the senior executives for the duration of their tenure with the Company.

   "The Board and Compensation Committee should implement this restricted share program in a manner that does not violate any existing employment agreement or equity compensation plan.

"Supporting Statement
---------------------

   "As long-term shareholders of the Company, we support executive compensation policies and practices that provide challenging performance objectives and serve to motivate executive to achieve long-term corporate value creation goals. The Company's executive compensation program should include a long-term equity compensation component with clearly defined operational performance criteria and challenging performance benchmarks.

   "We believe that performance and time-based restricted shares are a preferred mechanism for providing senior executives long-term equity compensation. We believe that stock option plans, as generally constituted, all too often provide extraordinary pay for ordinary performance. In our opinion, performance and time-based restricted shares provide a better means to tie the levels of equity compensation to meaningful financial performance beyond stock price performance and to condition equity compensation on performance above that of peer companies.

   "Our proposal recognizes that the Compensation Committee is in the best position to determine the appropriate performance measures and benchmarks. It is requested that detailed disclosure of the criteria be made so that shareholders may assess whether, in their opinion, the equity compensation system provides challenging targets for senior executives to meet. In addition, the restricted share program prohibits the receipt of dividends and the exercise of voting rights until shares vest.

   "We believe that a performance and time-based restricted share program with the features described above offers senior executives the opportunity to acquire significant levels of equity commensurate with their long-term contributions. We believe such a system best advances the long-term interests of our Company, its shareholders, employees and other important constituents. We urge shareholders to support this reform."

                    DIRECTORS' RECOMMENDATION

   The Board of Directors unanimously recommends a vote AGAINST the adoption of this proposal for the following reasons:

   The Board believes that this proposal, which calls for eliminating all stock options for executives and key employees and replacing them with shares of restricted stock, is inflexible, overly restrictive and not in the best interests of stockholders.

   The proposal to eliminate all option grants to Unocal executive employees would deprive the Company of a useful tool in designing effective incentives. This proposal would put the Company at a competitive disadvantage in recruiting and retaining key employees because it is contrary to generally accepted and widely-used compensation practices. We trust our stockholders not to overreact to the highly-publicized abuses of stock options at a few other companies. Unocal's grants of stock options are always set at market value on the date of grant, allotted to executives and key employees in fair and appropriate quantities and have never been re-priced, repurchased or granted with below-market exercise prices. In fact, Unocal's use of stock options as a component of potential compensation has been reduced for 2004 grants.

   The Management Development and Compensation Committee of the Board of Directors, composed entirely of independent, non-employee directors, works with outside consultants to design incentive programs for Unocal executives and key employees that will serve the long-term interests of stockholders. A consultant helped design the 2004 Management Incentive Program, which is being presented for stockholder approval at the annual meeting and is included as an exhibit to this proxy statement.

   The Committee strongly believes that the most effective way to attract, retain and motivate these employees is through a balanced, performance-based compensation program. Unocal's 2004 Management Incentive Program for executives and key employees uses three types of long-term incentives: restricted stock, performance shares and stock options. All three share a common element: pay for demonstrated performance. Each of these three components of Unocal's long-term executive compensation program serves a specific purpose.

   Restricted stock granted to employees vests over a four-year period. The restricted stock granted this year was awarded based on the Company's operating and financial performance during the previous year. Actual awards are further adjusted for an individual employee's specific performance and results. Grants of restricted stock assist the Company in retaining key employees because the stock will be forfeited if the employee voluntarily leaves the Company prior to the end of the vesting period.

   Performance Share Awards help to retain and motivate executives and key employees because the level of payout is based on various performance measures, including total stockholder returns and other performance factors. There is a three or four year incentive measurement period. The payout, if any, is made after the period is completed. If performance measures are not satisfied, no payout is made - as has been the case the last two performance cycles.

   Stock options, when used appropriately, are also an effective means for retaining and rewarding employees. Stock options align employee interests with stockholder interests. Employees are compensated only when the share price appreciates over the grant price, ensuring that stockholders are rewarded as well as employees. The compensation the employee realizes is proportional to that of stockholders.

Our Position:

   Unocal's Board of Directors requires flexibility in determining the best mix of compensation programs and incentives. The Company's long-term compensation program is a balanced, performance-based system that includes three basic elements: restricted stock, performance shares and stock options. This three-pronged program has been carefully designed to attract, retain and motivate key employees in one of the most competitive industries in the global economy.

   The Board of Directors unanimously recommends voting AGAINST the adoption of this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.


                  ITEM 7.  STOCKHOLDER PROPOSAL
                  -----------------------------

   A stockholder has given notice that the following proposal will be presented at the Meeting:

   "WHEREAS, the board of directors is meant to be an independent body elected by shareholders and charged by law with the duty and authority to formulate and direct corporate policies, and

   "WHEREAS, in 2002, the Board of Directors of the New York
Stock Exchange, recognizing the need to improve corporate governance, proposed a listing standard to empower non-management directors as a more effective check on management, and to facilitate direct communications between shareholders and the non-management directors: and

   "WHEREAS, in an August 8, 2003, release pertaining, in part, to disclosure of companies' procedures for shareholder communications with the directors, the Securities and Exchange Commission stated that "Providing security holders with disclosure about the process for communicating with board members would improve the transparency of board operations, as well as security holder understanding of the companies in which they invest;"

   "WHEREAS, a January 1994 study entitled: Improving Communications Between Corporations and Shareholders: Overall Findings and Recommendations, prepared on behalf the New Foundations Working Group, John F. Kennedy School of Government, Harvard University, recommended several mechanisms for direct communications between directors and shareholders. Among the recommendations were:

  -- Regular meetings with groups of shareholders and selected board members
  -- Meetings between large shareholders and the full board of directors

   "WHEREAS, we believe that the creation of a means for direct communications on corporate governance matters between shareholders and the non-management directors would benefit the company through constructive discussions of perspectives, enhanced understanding, valuable feedback, and the fostering of meaningful links between directors and the shareholders by whom they are elected;

   "NOW, THEREFORE, BE IT RESOLVED: that the shareholders request the board of directors to establish an Office of the Board of Directors to enable direct communications on corporate governance matters, including meetings, between non-management directors and shareholders, based on the standard proposed by the New York Stock Exchange Board of Directors. The office shall report directly to a committee of the non-management directors."

                    DIRECTORS' RECOMMENDATION

   The Board of Directors unanimously recommends a vote AGAINST the adoption of this proposal for the following reasons:

   The Board believes that this proposal, which calls for the creation of a new Office of the Board of Directors to enable direct communications on corporate governance between independent directors and stockholders, is unnecessary and would lead to an inefficient use of time and money.

   The Company currently has appropriate policies and procedures in place regarding communication with stockholders that meet the new standards of the NYSE regarding direct communications with the Board. This rule reads as follows: "In order that interested parties may be able to make their concerns known to the non-management directors, a company must disclose a method for such parties to communicate directly with the presiding director or with the non-management directors as a group."

   Consistent with this rule, Unocal has established procedures, described in this proxy statement, for interested parties to communicate by correspondence or other means with the Chairman of the Board, the Vice-Chairman of the Board (who is an independent director), or with the non-management directors as a group. The Chairman and Vice-Chairman will use their judgment on a case-by-case basis with respect to requests for meetings by stockholders. Both the Chairman and the Vice-Chairman have, in fact, met individually with stockholders in the past on a range of issues and concerns, including corporate governance matters.

   Unocal's system of corporate governance includes a strong and comprehensive set of key principles (our Governance Principles are posted on our public web site) that emphasizes the Board's independence and strengthens its ability to independently evaluate corporate and management performance. The Board has a long tradition of open communication with stockholders. This includes a set of clear procedures by which stockholders may submit proposals or bring up matters for consideration at the annual meeting, and procedures for stockholders to submit nominations for new directors to the Board, as described in this proxy statement.

Our Position:

   Unocal's Board of Directors already has appropriate policies and procedures in place, consistent with NYSE standards, by which interested parties can communicate with non-management directors on any subject, including corporate governance. The Board does not need a new office to enable direct communications between non-management directors and stockholders. The creation of such a new office would be unnecessary and wasteful.

   The Board of Directors unanimously recommends voting AGAINST the adoption of this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.


                  ITEM 8.  STOCKHOLDER PROPOSAL
                  -----------------------------

   A stockholder has given notice that the following proposal will be presented at the Meeting:

   "WHEREAS: In 2001, the Intergovernmental Panel on Climate Change concluded "there is new and stronger evidence that most of the warming observed over the last 50 years is attributable to human activities." The National Academy of Sciences stated that the "degree of confidence in the IPCC assessment is higher today than it was 10, or even 5 years ago."

   "The Environmental Protection Agency's "Climate Action Report
- 2002," concluded that climate change poses risks to coastal communities due to sea level rise, water shortages, and increases in the heat index and frequency of heat waves.

   "The European Union, Japan and China have passed laws that will restrict fossil fuel use. This could affect global demand, and may disadvantage U.S. companies against competitors accustomed to operating under carbon constraints. At least half of U.S. states are addressing global warming, through legislation, lawsuits against the Bush administration or programs initiated by governors.

   "According to recent polls by Zogby and Gallup, 75% of Americans favor mandatory controls on GHG emissions.

   "Recent reports by CERES, the Carbon Disclosure Project,
Innovest Strategic Value Advisors, and the Investor
Responsibility Research Center demonstrate the growing financial risks of climate change for US corporations, and that companies are not adequately disclosing these risks to investors.

   "The reinsurer Swiss Re is asking companies applying for directors and officers insurance to explain what they are doing to prepare for potential regulation of GHG emissions.

"We believe our industry is highly exposed to risk from climate change; according to the Energy Information Administration, over half of all GHG emissions in the United States are from oil and gas combustion.

   "According to Oil and Gas Investor, the industry's environmental record is hurting its ability to attract strong employees. Companies like BP claim that their proactive stance on climate change helps to recruit and retain quality employees.

   "Industry leaders such as Royal Dutch/Shell, BP, ConocoPhillips, Statoil, Suncor and Amerada Hess are taking actions to reduce their exposure to climate related risks, including assuming a cost for carbon in their strategic planning, reporting on and reducing their GHG emissions, engaging in emissions trading, and investing in renewable energy. BP reports that its emissions reduction activities have generated savings with an NPV of $650 million.

   "Unocal has made investments in geothermal energy, which could be the basis for a competitively positioned renewables strategy.

   "RESOLVED: The shareholders request that a committee of independent directors of the Board assess how the company is responding to rising regulatory, competitive, and public pressure to significantly reduce carbon dioxide and other greenhouse gas emissions and report to shareholders (at reasonable cost and omitting proprietary information) by September 1, 2004.

"Supporting Statement

   "We believe management has a fiduciary duty to assess and disclose to shareholders all pertinent information on its response to climate change. We believe taking early action to reduce emissions and prepare for standards could provide competitive advantages, and inaction and opposition to emissions control efforts could expose companies to regulatory and litigation risk, and reputation damage."

                    DIRECTORS' RECOMMENDATION

   The Board of Directors unanimously recommends a vote AGAINST the adoption of this proposal for the following reasons:

   We do not believe this shareholder report is necessary.
Unocal already provides detailed information on the Company's climate change program in our biennial Corporate Responsibility
Reports. A new report is expected to be published and available on our web site in April 2004. Additional information on the Company's climate change program is also posted on Unocal's public web site. These documents detail the Company's efforts to monitor greenhouse gas (GHG) emissions from our activities and discuss the measures we have put in place to reduce those emissions through responsible, energy-efficient and cost-effective operations. This information is also shared with our Board Corporate Responsibility Committee which consists entirely of independent directors. Unocal is an industry-leading producer of renewable energy. To summarize:

   We are tracking the emissions of GHGs from operations - with an emphasis on methane and carbon dioxide emissions. In both 2000 and 2001, annual GHG emissions from facilities operated by Unocal amounted to about 9 million metric tons of CO2 equivalent.

   We are promoting the development and consumption of natural gas worldwide. Although crude oil will remain a vital source of energy for the global economy, natural gas is relatively abundant and the cleanest-burning fossil fuel.

   As a leading producer of geothermal steam for power generation, Unocal has been a leading developer and operator of this environmentally-friendly energy source, which generates very little GHG emissions.

   The following section highlights activities and accomplishments of Unocal's climate change program:

   Oil and Gas: About two-thirds of Unocal's global hydrocarbon reserves is natural gas, the cleanest-burning fossil fuel - this percentage is expected to continue increasing. In many cases, gas tends to displace more emissions-intensive fuels, like coal and diesel. In 2000, to improve efficiency and reduce GHG emissions, the Company's business units began developing specific goals and activities to reduce their energy use and GHG emissions.

   Renewable Energy: Unocal has developed about 2,150-MWs of geothermal power production capacity over more than 30 years making Unocal a global leader. Currently, Unocal is involved in projects totaling about 1,100-MW, which since inception have produced about 110,000 GWh of renewable energy. This represents a reduction in GHG emissions of about 72 million tons of CO2 equivalent (if compared to a combination of coal- and gas-fired generation).

   Increased Resource Allocation to Climate Change: Since 2002, Unocal has a senior-level Climate Change Steering Team comprising members from across the Company. Since 2000, the Climate Change Working Group, consisting of environmental staff from each facility, has spearheaded the development of the GHG inventory. And, in early 2004, a full-time position at Corporate Health, Environment & Safety was created to further strengthen Unocal's approach to climate change and GHG mitigation.

   Emissions Trading: Unocal, the first US oil and gas multinational to join the International Emissions Trading Association (IETA), has been actively seeking to catalyze further GHG reductions and improve the competitiveness of geothermal projects by participating in the emerging GHG emissions market. In 2002, Unocal undertook a pilot-scale emissions credit transaction and continues to pursue others. In 2003, the International Finance Corporation of the World Bank Group used a Unocal Indonesia flare/vent reduction project as a case study for a report analyzing oil and gas sector projects potentially eligible to sell emission credits. These efforts involve significant capacity building efforts with NGOs, Government and industry in SE Asia, including sponsorship of and participation in the SE Asia Forum on GHG Mitigation, Market Mechanisms and Sustainable Development (2003).

   Relevant Association Participation: Unocal is actively involved in understanding and addressing climate change related issues, including GHG accounting standards, with the American
Petroleum Institute, International Petroleum Industry
Environmental Conservation Association and the World Business
Council for Sustainable Development. Similarly, Unocal also participates in the GHG accounting standards process of the International Standards Organization. In addition, Unocal's Vice
President for Public Policy, Health, Environment & Safety and a senior environmental staff representative met several times in 2003 with several stockholder proponents to share information about Unocal's ongoing emissions reduction efforts and our climate change activities.

Our Position

   The adoption of this proposal is unnecessary. Unocal has a strong global climate change program in place and already documents this effort in considerable detail in the Company's Corporate Responsibility Reports. The Company plans to issue a new report in April. The new report, which is reviewed by the Board Corporate Responsibility Committee, features significant new information and updates on our climate change program. This information is also shared with the public by means of the Unocal web site. Unocal is proud of its significant worldwide emission reduction efforts and our general commitment to environmental responsibility and good corporate citizenship. Unocal is also a leading developer of geothermal power with over 30 years of history creating one of the most significant renewable energy portfolios of any company.

   The Board of Directors unanimously recommends voting AGAINST the adoption of this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless instructed otherwise.

              ____________________________________


   The Company will provide stockholders with the names and addresses of the proponents of the stockholder proposals and information about their ownership of Unocal common stock promptly upon receipt of an oral or written request to the Secretary of the Company.


                     ITEM 9.  OTHER BUSINESS
                     -----------------------

   Only business that is properly brought before an annual meeting pursuant to the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or by a stockholder or a beneficial owner of the Company's stock in compliance with the provisions of Section 7 of Article III of the Company's Bylaws, is permitted to be conducted at the annual meeting.

   The Board of Directors has no knowledge at the time of the printing of this proxy statement of business other than that described in Items 1 through 8 above to be presented for action at the 2004 annual meeting or any adjournment thereof. If other business properly comes up for action at the meeting, the proxy holders will vote the proxies in their discretion.


          STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
          ---------------------------------------------

   Proposals submitted for inclusion in the Company's proxy statement for the 2005 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC must be received by the Corporate Secretary at 2141 Rosecrans Avenue, Suite 4000, El Segundo, California 90245, on or before December 13, 2004. Under the Company's Bylaws, stockholder proposals for consideration at the 2005 annual meeting, but not for inclusion in the proxy statement, must be received by the Corporate Secretary no later than February 22, 2005. If the Company's Bylaws are amended to change the date of the 2005 annual meeting, the deadline for submitting such proposals shall be the later of 90 days before the meeting date or the 10th day following the day on which public announcement of the meeting date is first made. Notice of such proposals must also comply with the provisions of Section 7 of
Article III of the Company's Bylaws.

                            EXHIBIT A

                       UNOCAL CORPORATION
                     AUDIT COMMITTEE CHARTER

This Audit Committee Charter describes the Committee's organization, role and primary duties. The Charter will be maintained to be consistent with relevant external rules and regulations and with the needs of the Board of Directors and the Company. This document does not attempt to describe the practices to be used in carrying out the charter since these will evolve over time.

ORGANIZATION

The Audit Committee (Committee) shall consist of at least three members, each of whom shall be independent Directors satisfying the independence requirements of the New York Stock Exchange and the Securities Exchange Commission. All members of the Committee shall have (or obtain within a reasonable time frame) working familiarity with basic finance and accounting practices and at least one member of the Committee shall be an audit committee financial expert. The chairperson and members of the Committee shall be appointed by the Board on the recommendation of the Governance Committee and may be replaced by the Board.

The Committee shall meet as often as it deems necessary, but not less than once per quarter. It will utilize executive sessions with the independent auditor, the internal auditor, and management. The chairperson will set the agenda for the Committee. The Committee shall have the authority to retain such outside professional assistance as it deems appropriate and shall have unrestricted access to all company personnel, facilities and records. The Company shall provide the financial resources the Committee requires in fulfilling its obligations. The Committee shall keep minutes of its meetings, report to the Board periodically, and present to the Board an annual evaluation of the Committee's performance. Two members shall constitute a quorum. The Committee may delegate from time to time its duties to a subcommittee made up of one or more Committee members. Actions and decisions of any subcommittee shall be reported to the Committee.

ROLE

The independent auditor and General Auditor shall report directly to the Committee. With assistance from management, the Committee shall be responsible for the appointment, compensation, retention and oversight of the independent auditor. It will ascertain the independent auditor's qualifications and independence and monitor its performance.

The Committee shall provide assistance to the Board in monitoring: 1) the integrity and reliability of the Company's financial statements; 2) the Company's compliance with legal and regulatory requirements; 3) the adequacy of the Company's internal operating policies and controls; and 4) the quality and performance of combined management, independent auditor, and the internal audit function. It is the responsibility of the Committee to maintain free and open means of communication between directors, independent auditor, internal auditors, and management.

While the Committee will pursue the purposes set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of the independent auditor and management, respectively.

DUTIES

The Committee shall have duties such as the following, in carrying out the role described above. It will be at the discretion of the Committee to determine the time dedicated to each duty as well as its focus and manner of approaching the duty.

External audit process

1. Annually appoint the independent auditor (subject to shareholder ratification) to audit the Company's financial statements including:

   --  Audit services to be performed

   --  Audit scope and plan, and

   --  Fee arrangements and overall staffing.

2. Carry out a process for review and pre-approval of all services to be performed by the principal independent auditor.

3. Carry out a process for review and pre-approval of the engagement of auditors other than the principal independent auditor.

4. Obtain and review annually from the independent auditor written statements:

   -- Describing all relationships the independent auditor has with the Company in order to establish their objectivity and independence, and

   -- Asserting that, in their judgment, they are independent of the Company.

5. Obtain and review annually a report from the independent auditor with respect to their internal quality control procedures, any material issues raised by the most recent internal quality control review or peer review of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and steps taken to deal with any such issue.

6. Review with the independent auditor any disagreements it has with management and any audit problems or difficulties confronting the independent auditor in the execution of its assignments and management's response thereto.

7. Establish personnel policies associated with the relationship between the Company and the independent auditor.

8. With input from management, periodically review the performance of the independent auditor in carrying out its assignments; ensure appropriate feedback to the audit firm and the Board.

Internal audit process

1. Approve the Internal Audit Department Charter and the appointment of the General Auditor.

2. Review and discuss annually with the General Auditor the internal audit function including:

   -- The internal audit plan and how it addresses Company policies and current financial results,

   -- The sufficiency of coverage for significant risk areas, and

   -- The internal audit department budget and staffing.

3. Review summaries of internal audit reports and assessments of the Company's control structure.

4. Review the coordination of audit efforts between the independent auditor and internal audit to ensure completeness of coverage, reduction of redundant effort and the effective use of audit resources.

Financial reporting

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, and their judgment on the quality of accounting principles employed, the reasonableness of significant judgments and the clarity of the financial statement disclosures prior to the filing of its SEC Form 10-K. Recommend to the Board whether the audited financial statements should be included in the Company's SEC Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, prior to the filing of its SEC Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues, and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4. Review and discuss timely reports from the independent auditor on:

   -- Critical accounting policies and practices to be used and their rationale.

   -- Alternative generally accepted accounting principles treatment of financial information and their implications including the treatment preferred by the independent auditor.

   -- Other material written communications between the independent auditor and management.

   -- All other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards and/or SEC or NYSE regulations.

5. Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. Discuss with management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies and practices.

8. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the SEC Form 10-K and SEC Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein.

9. Prepare the Audit Committee report that SEC rules require to be included in the Company's annual proxy statement.

Internal controls

1. Review with management, the General Auditor and the independent auditor the adequacy of the Company's internal controls including controls and procedures for both financial reporting and disclosure.

2. Review periodic reports from internal audit summarizing the results of completed engagements and the resolution or status of previously reported significant control issues.

3. Review with management, the General Auditor and the independent auditor significant risks or exposures.

Compliance and other

In general, the Committee shall review and investigate any matters pertaining to the Company's compliance with legal and regulatory requirements and the integrity of management, including conflicts of interest, and the adherence to business conduct as required in the policies of the Company. This shall include:

1. Regular reviews of compliance processes including legal and regulatory requirements such as the Foreign Corrupt Practices Act and compliance training efforts.

2. Review of Company policies and procedures for reviewing officers' expenses, perquisites and use of Company assets.

3. Meet with the Chief Legal Officer and other Company officers as necessary to confirm compliance and review any matters, legal or otherwise, that could have a significant impact on the Company's financial statements and disclosures.

4. Establish procedures for the receipt, retention, and treatment of complaints, from employees and others, received by the Company regarding accounting, internal accounting controls, and auditing issues, including procedures to ensure confidential, anonymous submission. Ensure a process for responding to such complaints.

                            EXHIBIT B
                2004 MANAGEMENT INCENTIVE PROGRAM

                        TABLE OF CONTENTS
                                                              Page

INCENTIVE COMPENSATION PLAN ...............................   B-1

   1.  General Description ................................   B-1

   2.  Definitions ........................................   B-1

   3.  Effective Date and Duration ........................   B-3

   4.  Administration .....................................   B-3

   5.  Determination of Bonus Pool and Awards .............   B-3

   6.  Payout and Deferral of Awards ......................   B-4

   7.  General ............................................   B-4

   8.  Amendment and Termination ..........................   B-5

LONG-TERM INCENTIVE PLAN OF 2004 ..........................   B-6

   1.  General Description ................................   B-6

   2.  Definitions ........................................   B-6

   3.  Effective Date and Duration ........................   B-10

   4.  Administration .....................................   B-10

   5.  Grant of Options, Restricted Stock Awards, and
       Performance Share Awards:  Shares Subject
       to the Plan ........................................   B-10

   6.  Eligibility ........................................   B-11

   7.  Stock Options ......................................   B-11

   8.  Performance Shares .................................   B-12

   9.  Restricted Stock Awards ............................   B-13

   10. Performance Restricted Stock Awards ................   B-14

   11. General ............................................   B-15

   12. Changes in Capital Structure .......................   B-17

   13. Amendment and Termination ..........................   B-17

                2004 MANAGEMENT INCENTIVE PROGRAM

   The purpose of the 2004 Management Incentive Program (the "Program") is to provide a means through which Unocal Corporation (the "Company") and its subsidiaries may attract and retain able employees upon whom the success of the Company rests, and provide a means whereby those employees will be fairly compensated and can acquire and maintain stock ownership, thereby strengthening their commitment to maximizing the value of the Company for its stockholders.

     The Program has two major components:

     1. The Incentive Compensation Plan; and

     2. The Long-Term Incentive Plan of 2004

   A total of 12,000,000 shares will be subject to issuance under the Incentive Compensation Plan and under the Long-Term Incentive Plan of 2004. Of this amount of 12,000,000 shares, not more than 6,000,000 shares may be issued as Performance Share Awards, Restricted Stock Awards and Performance Restricted Stock Awards. Each of the components of the Program is described in the sections which follow.
INCENTIVE COMPENSATION PLAN

1. General Description

   The Incentive Compensation Plan provides for annual cash awards to Employees of the Company and its Subsidiaries. Participants may elect to defer a portion of their annual Award into Restricted Stock, which shall be granted under and subject to the terms of the Long-Term Incentive Plan of 2004, and may also elect to defer payment of cash Awards pursuant to a cash deferral program.

2. Definitions

   The following definitions shall be applicable throughout the
Plan:

   a. "Award" means a cash award granted under the Plan.

   b. "Award Period" means a period of one year.

   c. "Board" means the Board of Directors of the Company, except those members who are Employees.

   d. "Code" means the Internal Revenue Code of 1986, as amended.

   e. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more directors who qualify as "outside directors" as defined in the regulations under Section 162(m) of the Code and as "non-employee directors" within the meaning of Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934. In the event that one or more members of the Committee is determined not to comply with these requirements, then the entire Board may serve as the Committee for purposes of the Plan, including ratification of prior grants made by the Committee.

   f. "Company" means Unocal Corporation.

   g. "Comparative Return to Stockholders" means the Company's return to stockholders compared to the return to stockholders of selected Peer Group Companies. The Committee shall, in its sole discretion, determine the basis for comparing stockholder returns.

   h. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

   i. "Fair Market Value" for purposes of determining the number of shares subject to a Restricted Stock Award under Section 6 means the average of the closing prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the 30 consecutive trading days prior to the first day of the calendar year in which the Award is payable.

   j. "Free Cash Flow" means cash flow from operating activities less cash flow used in investing activity.

   k. "Future Year Value Creation" means the sum of (i) the present value of additions to oil and gas reserves through new commercial discoveries, (ii) the increase of the present value of existing assets due to accelerated development or commercialization and
(iii) such other value additions as the Committee shall establish.

   l. "Holder" means an Employee of the Company who has deferred a portion of his Award into Restricted Stock.

   m. "Net Cash Provided by Operating Activities" means net cash provided by operating activities as determined in accordance with Statement of Financial Accounting Standards No. 95, Statement of
Cash Flows.

   n. "162(m) Participant" means an Employee who is an executive officer whose compensation may be subject to the limitation on deductibility under Section 162(m) of the Code, as determined by the Committee in its sole discretion.

   o. "Peer Group Companies" means those companies selected by the Committee prior to the expiration of the first 90 days of an Award Period for the purpose of comparing returns to stockholders during the Award Period. Unless otherwise provided by the Committee at the time target awards are established, if, during an Award Period, a member of the Peer Group of Companies is acquired by or merged into another company and separate reports with respect to its return to stockholders are not available, or a member is liquidated or for any other reason does not have separate reports with respect to its return to stockholders, then such company shall cease to be a member of the Peer Group of Companies.

   p. "Plan" means the Incentive Compensation Plan, as amended from time to time.

   q. "Program" means the 2004 Management Incentive Program, as amended from time to time.

   r. "Restricted Stock Award" means a restricted stock award as defined in the Long Term Incentive Plan of 2004.

   s. "Return on Capital Employed" or "ROCE" means the Company's net earnings generated relative to the total level of capital (debt and equity) utilized.

   t. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

3. Effective Date and Duration

   The Plan shall be effective on February 10, 2004, the date of its approval by the Board (the "Effective Date"). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on March 31, 2009. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Committee with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

4. Administration

   The Committee shall administer the Plan. The acts of a majority of the members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct meetings in person or by telephone. The Committee may, in its discretion, delegate the authority to grant Awards under the Plan to Employees other than executive officers to a committee of the Board of Directors of the Company.

   No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

5. Determination of Bonus Pool and Awards
   The Committee shall elect Employees to participate in the Plan. The bonus pool for each Award period shall be an amount equal to two percent (2%) of the Company's Net Cash Provided by Operating Activities during the Award Period. The aggregate amount of Awards under the Plan, without giving effect to any augmentation upon deferral into Restricted Stock, may not exceed this bonus pool.

   Within the first 90 days of each Award Period, the Committee shall establish the level of Awards for 162(m) Participants. The amount of each such Award shall be expressed as a percentage of the bonus pool. The Committee shall have the sole discretion to determine whether the full amount of such Awards will be paid to such participants and may reduce, but may not increase, the amount payable under an Award based on such criteria as the Committee, in its sole discretion may determine, which criteria may include, but shall not be limited to, one or more of the following: Comparative Return to Stockholders, ROCE, Free Cash Flow, Future Year Value Creation and individual performance.

   The Committee shall also establish individual target Awards, expressed as a percentage of salary, for the remaining participants. Subject to the amount of the bonus pool available after payment of the Awards described in the preceding paragraph, the Committee shall have the sole discretion to determine the actual amounts paid out under these Awards, which amounts may be greater than or less than the target amounts, on the basis of factors such as, but not limited to, the following:

   a. Comparative Return to Stockholders,

   b. ROCE,

   c. Free Cash Flow,

   d. Future Year Value Creation,

   e. Comparison of actual operational or financial results to plans or goals, adjusted for external factors such as changes in market prices,

   f. Individual performance of Employees selected to participate in the Plan, and

   g. Reasonableness of total cash compensation.

   Notwithstanding any other provision of the Plan, the maximum cash Award payable to a participant in the Plan in any calendar year shall be 0.25% of the Company's Net Cash Provided By Operating Activities for the calendar year or, if less, $2,500,000; provided, however, that any portion of an Award deferred in the form of Restricted Stock may be adjusted pursuant to Section 6.

   In the event of a "Change of Control" (as such term is defined in the Long-Term Incentive Plan of 2004) the Award Period shall be reduced to the period ending on the date of such Change of Control. The amount payable to 162(m) Participants shall be determined as set forth in Section 5, but based on the bonus pool for the shortened Award Period. Each other participant in the Plan shall be paid in cash not less than his or her target award, prorated by the ratio that the reduced Award Period bears to the calendar year and subject to the limitation of the first paragraph of this Section 5.

6. Payment and Deferral of Awards

   Awards under the Plan shall be paid in cash from general funds of the Company in a manner to be prescribed by the Committee. An Award may be paid all or in part as a Restricted Stock Award, granted under and subject to the terms of the Long-Term Incentive Plan of 2004, as determined by the Committee or pursuant to an annual election of the recipient under such terms as the Committee may establish. In consideration for forgoing cash compensation, the Committee may, in its discretion, make a Restricted Stock Award with a total dollar value greater than the Award deferred, provided that any such increase shall not exceed 100% of the dollar value of the Award deferred, and provided further, with respect to 162(m) Participants, the Committee shall establish any applicable percentage increase at the same time that it establishes their Award levels for the Award Period. The number of shares of Restricted Stock issued in consideration of Awards deferred shall be equal to the dollar value of the Award after any such increase divided by the Fair Market Value of the Stock. Any fractional shares shall be paid in cash. The Committee may also permit participants in the Plan to defer payment of cash Awards pursuant to a cash deferral program on such terms, including interest which may be credited thereon, as the Committee may approve in its sole discretion.

7. General

   a. Government and Other Regulations. The obligation of the Company to make payment of distributions under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.

   b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments. The provisions of the Long
Term Incentive Plan of 2004 shall govern tax withholding with respect to any portion of an Award paid in the form of a Restricted Stock Award.

   c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

   d. Beneficiaries. Any payment due under the Plan to a deceased participant shall be paid to the beneficiary designated by the participant in writing and filed with the Committee. If no such beneficiary has been designated, payment shall be made to the participant's surviving spouse. If a participant does not designate a beneficiary or have a surviving spouse, payment shall be made to the participant's legal representative. A beneficiary designation may be changed or revoked by a participant at any time, provided the change or revocation is filed in writing with the Committee.

   e. Nontransferability. A person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an Employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, except as may be permitted by the Committee in its
sole   discretion.   The  transfer  restrictions  set  forth   in
provisions of the Long Term Incentive Plan of 2004 shall apply to any Restricted Stock Awards granted in lieu of cash under an Award.

   f. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

   g. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

   h. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary, unless specifically so provided under such plan.

   i. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

   j. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

   k. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

8. Amendments and Termination

   The Board may at any time terminate the Plan, and with the express written consent of a Holder, the Board or Committee may cancel, reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that, to the extent then required by applicable law or any applicable listing agency, or as deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

LONG-TERM INCENTIVE PLAN OF 2004

1. General Description

   The Long-Term Incentive Plan of 2004 provides for granting
Nonqualified Stock Options, Restricted Stock Awards, Performance
Shares and Performance Restricted Stock Awards. The Plan succeeds the Unocal Long-Term Incentive Plan of 1998.

2. Definitions

   The following definitions shall be applicable throughout the Plan but shall not be deemed to apply in other contexts unless specifically provided otherwise:

   a. "Award" means, individually or collectively, any Nonqualified Stock Option, Restricted Stock Award, Performance Share Award or
Performance Restricted Stock Award.

   b. "Award Period" means the period of time (which shall not be less than three years) used to determine any payments of Performance Share Awards.

   c. "Board" means the Board of Directors of the Company, except those members who are Employees.

   d. "Cause" means (i) conduct or action by a Holder that violates the Company's code of conduct or is materially harmful to the Company, (ii) theft, forgery, fraud, misappropriation, embezzlement, moral turpitude or other act of material misconduct against the Company or any of its affiliates, (iii) willful failure by a Holder to follow an order of the Board, except in such case where the Holder believes in good faith that following such order would be materially detrimental to the interests of the Company, (iv) a Holder's conviction of or pleading guilty or nolo contendere to a felony or (v) performance by a Holder falls below the reasonable expectations of the Company.

   e. "Change of Control" means:

      (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company,
   (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (D) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) of this Section 2(e); or

      (ii) Individuals who, as of February 10, 2004, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to February 10, 2004 whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                                      B-6
PAGE>

      (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Resulting Entity") in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any Resulting Entity or any employee benefit plan (or related trust) of the Company or such Resulting Entity) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the Resulting Entity or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the Resulting Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

      (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     Notwithstanding the foregoing, the Board may deem "consummation of" an event to include a period of time immediately prior to or contemporaneous with the event to enable the Holder to exercise the Award or otherwise realize the benefits of the Award with respect to the underlying shares in the same manner as available to the common stockholders generally as a result of the event, but subject to the occurrence of a Change of Control, and, in the case of an Option, subject to the payment or any permitted offset of the exercise price and any applicable withholding taxes. For purposes of clause (iii), "entity" means any corporation, limited liability company, partnership or any other statutorily recognized business organization or entity that is similar to a statutory corporation and that can be merged into or combined with a statutory corporation.

   f. "Code" means the Internal Revenue Code of 1986, as amended.

   g. "Committee" means the Management Development and Compensation Committee of the Board, which shall consist solely of two or more directors who qualify as "outside directors" as defined in the regulations under Section 162(m) of the Code and as "non-employee directors" within the meaning of Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934. In the event that one or more members of the Committee is determined not to comply with these requirements, then the entire Board may serve as the Committee for purposes of the Plan, including ratification of prior grants made by the Committee.

   h. "Company" means Unocal Corporation.

   i. "Comparative Discretionary Cash Flow per Share (Debt
Adjusted)" means the Company's Discretionary Cash Flow per Share
(Debt Adjusted) compared to the Discretionary Cash Flow per Share
(Debt Adjusted) of a selected group of Peer Group Companies.

   j. "Comparative Finding and Development Costs per BOE Added" means the Company's Finding and Development Costs per BOE Added compared to the Finding and Development Costs per BOE Added of the Peer Group Companies.

   k. "Comparative Production and G&A Costs per BOE Added" means the Company's Production and G&A Costs per BOE Added compared to the
Production and G&A Costs per BOE Added of the Peer Group
Companies.

   l. "Comparative Production Growth per Share (Debt Adjusted)" means the Company's Production Growth per Share (Debt Adjusted) compared to the Production Growth per Share (Debt Adjusted) of the Peer Group Companies.

   m. "Comparative Return to Stockholders" means the Company's return to stockholders compared to the return to stockholders of a selected group of Peer Group Companies. The Committee shall, in it sole discretion, establish the basis for comparing stockholder returns within the first 90 days of the applicable Award Period or Performance Year.

   n. "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

   o. "Discretionary Cash Flow Per Share (Debt Adjusted)" means the debt adjusted discretionary cash flow per share for the Company and each applicable Peer Group Company as determined based on such data and pursuant to such procedures as the Committee establishes within the first 90 days of the applicable Award
Period.

   p. "Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis.

   q. "Fair Market Value" means:

      (i) For Options, the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange
   Composite Transactions quotations on a specified date.

      (ii) For Performance Share Awards, the average of the closing prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the 30 consecutive trading days prior to the "Valuation Date." The "Valuation Date" for the purpose of granting Performance Share Awards shall be the first day of the calendar year in which the Award is made. The "Valuation Date" for the purpose of Performance Share payments shall be the trading day on which the Committee approves the payment.

   r. "Finding and Development Costs Per BOE Added" means finding and development costs per barrel of oil equivalent added as determined in accordance with generally accepted accounting principles and reported in the Company's or a Peer Group
Company's 10-K Supplemental Information on Oil and Gas and
Exportation and Production Activities.

   s. "Free Cash Flow" means cash flow from operating activities less cash flow used in investing activity.

   t. "Future Year Value Creation" means the sum of (i) the present value of additions to oil and gas reserves through new commercial discoveries, (ii) the increase of the present value of existing assets due to accelerated development or commercialization and
(iii) such other value additions as the Committee shall establish within the first 90 days of a Performance Year, each of which shall be determined based on such data and pursuant to such procedures as the Committee establishes within the first 90 days of the applicable Performance Year.

   u. "Holder" means an Employee of the Company or a Subsidiary who has been granted an Option, a Restricted Stock Award, a Performance Share Award or a Performance Restricted Stock Award.

   v. "Net Cash Provided by Operating Activities" means net cash provided by operating activities as determined in accordance with Statement of Financial Accounting Standards No. 95, Statement of
Cash Flows.

   w. "162(m) Participant" means an Employee who is an executive officer whose compensation may be subject to the limitation on deductibility under Section 162(m) of the Code, as determined by the Committee in its sole discretion.

   x. "Option" or "Nonqualified Stock Option" means an Award granted under Section 7.

   y. "Peer Group Companies" means those companies selected by the Committee, in its sole discretion prior to the expiration of the first 90 days of an Award Period or Performance Year, for the purpose of comparing applicable Performance Criteria during the Award Period or Performance Year. Unless otherwise determined by the Committee at the time of grant, if, during an Award Period or Performance Year, a member of the Peer Group of Companies is acquired by or merged into another company and separate reports with respect to its Performance Criteria are not available, or a member is liquidated or for any other reason does not have separate reports with respect to its Performance Criteria, then such company shall cease to be a member of the Peer Group of Companies.

   z. "Performance Criteria" means:

      (i) with respect to Performance Shares for 162(m) Participants, any one or more of the following: Comparative Return to Stockholders, Comparative Discretionary Cash Flow Per Share,
   Comparative Production Growth Per Share, Comparative Finding and Development Costs Per BOE Added, and Comparative Production and
   G&A Costs Per BOE Produced, and

      (ii) with respect to Performance Restricted Stock Awards, any one or more of the following: Comparative Return to Stockholders, ROCE, Future Year Value Creation, and Net Cash Provided by
   Operating Activities.

   aa.   "Performance Restricted Stock" means an Award granted under
Section 10.

   bb.   "Performance Share" means an Award granted under Section 8.

   cc.   "Plan" means the Long-Term Incentive Plan of 2004, as
amended from time to time.

   dd.   "Production and G&A Costs per BOE Produced" means the
Company's or a Peer Group Company's production and general and administrative costs per barrel of oil equivalent determined based on such data and pursuant to such procedures as the Committee establishes within the first 90 days of the applicable Award Period and reported in its 10-K Supplemental Information on Oil and Gas and Exploration and Production Activities.

   ee.   "Production Growth Per Share (Debt-Adjusted)" means the
Company's or a Peer Group Company's debt adjusted production growth per share determined based on such data and pursuant to such procedures as the Committee establishes within the first 90 days of the applicable Award Period.

   ff.   "Program" means the 2004 Management Incentive Program, as
amended from time to time.

   gg.   "Restricted Stock Award" means an Award granted under
Section 9.

   hh.   "Retirement" means termination of employment on or after
attaining age 65.

   ii. "Return on Capital Employed" or "ROCE" means the Company's net earnings generated relative to the total level of capital
(debt and equity) utilized as determined based on such data and pursuant to such procedures as the Committee establishes within the first 90 days of the applicable Performance Year.

   jj.   "Stock" means shares of common stock of the Company as
defined in Article Fourth of the Company's Certificate of Incorporation and such other stock as shall be substituted for such shares as provided in Section 12.

   kk.   "Subsidiary" means any corporation of which a majority of
the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

   ll.   "Voluntary Termination" means any termination of employment by a Holder prior to Retirement other than a termination without Cause or a termination due to death or disability.

3. Effective Date and Duration

   The Plan shall be effective on February 10, 2004, the date of its approval by the Board (the "Effective Date"). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the fifth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Committee with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

4. Administration

   The Committee shall administer the Plan. The acts of a majority of the members present at any meeting at which a quorum is present and acts unanimously approved in writing by the Committee shall be deemed the acts of the Committee. The Committee may conduct its meetings in person or by telephone.
The Committee may, in its discretion, delegate the authority to grant Awards under the Plan for Employees other than executive officers to a committee of the Board of Directors of the Company.

   No member of the Committee, while serving as such, shall be eligible to receive an Award under the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

5. Grant of Options, Restricted Stock Awards, and Performance
   Share Awards: Shares Subject to the Plan

   The Committee may, from time to time, grant and amend Awards to Employees in accordance with the provisions of the Plan;
provided however that:

   a. Subject to Section 12, the aggregate number of shares of Stock made subject to Awards under the Plan may not exceed 12,000,000 shares.

   b. To the extent an Award lapses or the rights of its Holder terminate or are forfeited, any shares of Stock subject to such Award that are not exercised or are forfeited shall again be available to be granted as an Award. Upon the full or partial payment of any option price by the transfer to the Company of Stock or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Stock, there shall be deemed to have been issued or transferred under this Plan only the number of shares of Stock actually issued or transferred by the Company less the number of shares of Stock so transferred or relinquished.

   c. Stock delivered by the Company in settlement under the Plan may be from the Company's authorized and unissued Stock or Stock purchased on the open market or by private purchase.

   d. Except as provided in Sections 7(d)(v), 7(e), 8(c), 9(a) or
10(d), the Company shall not distribute Stock until six months have elapsed from the date of the Award under the Plan.

   e. Awards may contain such other provisions as the Committee may determine that are not inconsistent with the terms of the Plan.

6. Eligibility

   All Employees of the Company and its Subsidiaries (including officers or Employees who are members of the Board of Directors) shall be eligible to be granted Awards under the Plan.

7. Stock Options

   One or more Options may be granted to any Employee. No person may be granted during any 12-month period Options to acquire more than 600,000 shares of Stock under this Plan. Each Option so granted shall be subject to the following conditions:
   a. Option Price. The option price per share of Stock shall be established by the Committee at the time of grant, but shall be not less than Fair Market Value on the Date of Grant.

   b. Form of Payment. At the time of the exercise of the Option, the option price shall be payable in a combination of cash and/or shares of Stock acceptable to the Committee valued at the Fair Market Value as of the date the Option is exercised, including
(if permitted by the Company) proceeds from the sale of Stock acquired by exercise of the Option (a cashless exercise).

   c. Restrictions on Shares Acquired. The Committee may impose restrictions for a specified period (the "Restriction Period") on a portion or all of the shares acquired through exercise of Options in order to promote the share ownership objectives of the Plan.

   d. Stock Option Agreement. Each Option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Holder of the Option containing provisions determined by the Committee, which shall include the following terms and conditions:

      (i) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the Committee and set forth in the Stock Option Agreement.

      (ii) Every share purchased through the exercise of an Option shall be paid for in full prior to delivery of stock or, if permitted by the Company, through a cashless exercise. Each Option shall cease to be exercisable, as to any share, when the Holder purchases the share or when the Option lapses.

      (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder, his guardian or legal representative, except as permitted pursuant to
   Section 11(e).

      (iv) Notwithstanding any other provision of the Plan, in the event (A) of a public tender for all or any portion of the Stock of the Company, (B) that a proposal to merge, consolidate, or otherwise combine with another company is submitted for stockholder approval, or (C) another situation exists that the Committee determines is similar thereto then, the Committee may in its sole discretion declare outstanding Options to be immediately exercisable, and it may also include provisions for such events in the Stock Option Agreement.

      (v) The Committee may in its sole discretion declare that outstanding Options that are immediately exercisable, but have not been exercised, will terminate upon (A) a dissolution of the Company, (B) a merger, reorganization, consolidation or similar event that the Company does not survive, or (C) the consummation of a merger, reorganization, consolidation or similar event approved by the Board of Directors, and it may also include provisions for such events in the Stock Option Agreement.

   e. Other Terms and Conditions. Each Option shall become exercisable in such manner (which may include cumulative annual or other installments) on or after such date or dates and within such period or periods, not to exceed ten years from its Date of Grant, as set forth in the Stock Option Agreement. Except as provided in Section 7(d)(v) or upon a Change of Control, no Option granted hereunder shall become exercisable prior to one year from the date of grant.

   f. Option Repricing/Cancellation and Regrant. Except as provided in or pursuant to Section 12, the Committee may not authorize, generally or in specific cases only, for the benefit of any Participant any adjustment in the exercise or purchase price or the number of shares subject to an Option by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment or by substitution of an outstanding Option without prior approval of the Company's stockholders.

8. Performance Shares

   a. Awards. Grants of Performance Shares may be made by the Committee during the term of the Plan, which shall be credited to a Performance Share account to be maintained for each such Holder. Each Performance Share shall represent a bookkeeping unit of measurement that is deemed to have a value equivalent to one share of Stock of the Company. Grants of Performance Shares shall be made within the first 90 days of the applicable Award Period, and shall be deemed to have been made on January 1 of the calendar year in which grants are made. In determining the size of Awards, the Committee may take into account a Holder's responsibility level, performance, potential, cash compensation level, and the Fair Market Value of the Company's Stock at the time of Awards, as well as such other considerations as it deems appropriate. During any 12-month period no person may receive more than 30% of the aggregate number of Performance Shares granted or more than 90,000 Performance Shares. Within the first 90 days of the applicable Award Period, the Committee shall establish (i) performance goals based on one or more of the Performance Criteria and (ii) a matrix for determining the percentage by which participants' Performance Shares will be multiplied based on the Company's achievement of such performance goals. In no event shall the matrix allow for a percentage in excess of 200%.

   b. Right to Payment of Performance Shares. Following the end of the Award Period, the Committee shall determine the extent to which the performance goals for the Award Period have been achieved. The Committee shall then multiply the number of each Holder's Performance Shares by the percentage determined under the pre-established matrix to determine the amount payable to each Holder (the "Payout Shares").

   Each Holder of Performance Shares shall be entitled at the end of an Award Period to a dollar amount equal to the Fair Market Value of his Payout Shares as of the Valuation Date. In no event shall the Fair Market Value of the Payout Shares exceed 400% of the Fair Market Value of the initial Award of Performance Shares.

   c. Timing and Form of Payment.  No payment of Performance Shares shall be made prior to the end of an Award Period, but payment shall be made as soon as practicable thereafter.  The Committee may authorize payment in a combination of cash and/or Stock, as it deems appropriate.  Stock delivered
in payment of Performance Shares may be shares purchased for the account of the Holder or authorized and unissued shares, or any combination thereof. The number of shares of Stock to be paid in lieu of cash will be determined by dividing the portion of the payment not paid in cash by:

      (i) The average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite
   Transactions quotations on the date on which the shares are issued, or

      (ii) The price per share paid for shares purchased for a Holder's account should the Company purchase shares on behalf of a Holder.

   Notwithstanding any other provision of the Plan, in the event
(A) of any public tender for all or any part of the Stock of the Company, (B) that any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval, or (C) another situation exists which the Committee determines is similar thereto, then the Committee may in its sole discretion declare any Award Period ended as of a specific date and accelerate payments of such Performance Share Awards to Holders in amounts at least equal to the number of Performance Shares credited to each Holder's Performance Share account at the beginning of the Award Period, and it may also include provisions for such events in the Performance Share Award.

   d. Termination of Employment. In the event a Holder terminates employment during an Award Period, payout shall be as follows:

      (i) Termination determined by the Committee to be at the convenience of the Company and not for Cause or for performance inadequacy:

         - Payout shall be made at the end of the Award Period and shall be prorated for service during the period.

      (ii)  Resignation or discharge other than pursuant to
   Section 8(d)(i):

         -  The Award shall be completely forfeited.

      (iii) Retirement:

         - Payout shall be made at the end of the Award Period and shall be prorated for service during the period.

      (iv)  Early retirement:

         - If at the Holder's request, the Award shall be completely forfeited.

         - If at the Company's request, payout shall be at the end of the Award Period and shall be prorated for service during the period.

      (v)   Death or Total and Permanent Disability:

         - Payout shall be at the end of the Award Period and shall be prorated for service during the period.

9. Restricted Stock Awards

   a. Restriction Period. A Restricted Stock Award may be granted by the Committee to any Employee. At the time a Restricted Stock
Award is made, the Committee shall establish a period of time
(the "Restriction Period") applicable to such Award which shall be not less than four years. Each Restricted Stock Award may have a different Restriction Period, at the discretion of the Committee. In the event (i) of a public tender for all or any portion of the Stock of the Company, (ii) that any proposal to merge, consolidate, or otherwise combine the Company with another company is submitted for stockholder approval, or (iii) another situation exists which the Committee determines is similar thereto, then the Committee may in its sole discretion change or eliminate the Restriction Period, and it may also include provisions for such events in the Restricted Stock Award.

   b. Other Terms and Conditions. Subject to the terms of the Plan, the Committee shall determine the terms and conditions applicable to any particular grant of a Restricted Stock Award. The Holder shall have the right to enjoy all stockholder rights during the Restriction Period with the exception that:

      (i) The Holder may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the Stock during the Restriction Period, except as permitted pursuant to
   Section 11(e).

      (ii) Any breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award, and any dividends withheld thereon.

      (iii) Cash and stock dividends may either be currently paid or withheld by the Company for the Holder's account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

   c. Termination of Employment. The Committee shall establish, and set forth in the applicable Restricted Stock Award, the effect of a termination of employment on the rights and benefits of a Restricted Stock Award and, in doing so, may make distinctions based upon, inter alia, the reason for the termination of employment.

10.   Performance Restricted Stock Awards

   a. General. Grants of Performance Restricted Stock Awards may be made by the Committee during the term of the Plan. A Performance Restricted Stock Award is an award of restricted shares based on the Company's performance over the immediately preceding calendar year (a "Performance Year"). The first Performance Year shall be 2004. The maximum number of shares that may be granted subject to Performance Restricted Stock Awards in any Performance Year is 800,000 shares.

   b. Awards to 162(m) Participants. Within the first 90 days of a Performance Year, the Committee shall establish (i) the target number of restricted shares to be granted as a Performance Restricted Stock Award to each 162(m) Participant, (ii) the performance goals based on one or more of Comparative Return to Shareholders, ROCE, Free Cash Flow and Net Cash Provided by Operating Activities for the Performance Year, and (iii) the extent to which the individualized target Performance Restricted Stock Awards will be granted, if at all, based on the attainment of those performance goals. Following the end of such Performance Year, the Committee shall determine the extent to which the pre-established performance goals were met and the corresponding number of restricted shares subject to each 162(m) Participant's Performance Restricted Stock Award, if any. The Committee may reduce (but not increase) the number of shares subject to each such Award based on such criteria as the Committee, in its sole discretion may determine, including but not limited to Future Year Value Creation and individual performance.

   c. Awards to Non-162(m) Participants. For each Performance Year, the Committee shall establish individual target restricted stock awards for the participants who are not 162(m) Participants based upon such criteria as the Committee, in its sole discretion may determine, which criteria may include, but is not limited to, one or more of the following: ROCE, Free Cash Flow, Future Year
Value Creation, salary grade and salary. Following the end of the Performance Year and subject to the number of restricted shares available for grant after the award of Performance
Restricted Stock Awards to 162(m) Participants, the Committee shall have the sole discretion to determine the actual number of shares subject to each

Performance Restricted Stock Award, which amounts may be greater or lesser than the target amounts, on the basis of factors such as, but not limited to, the following:

      (i) Comparison of actual operational or financial results to plans or goals, adjusted for external factors such as changes in market prices,

      (ii) Individual performance of Employees selected to participate in the Plan, and

      (iii) Reasonableness of total cash compensation.

   d. Restriction Period. At the time a Performance Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Performance Restricted Stock Award, which shall be not less than four years (subject to Section 10(b)). Each Performance Restricted Stock Award may have a different Restriction Period, at the discretion of the Committee. In the event (i) of a public tender for all or any portion of the Stock of the Company, (ii) that any proposal to merge, consolidate or otherwise combine the Company with another company is submitted for stockholder approval, or (iii) another situation exists that the Committee determines is similar thereto, then the Committee may in its sole discretion change or eliminate the Restriction Period, and it may also include provisions for such events in the Performance Restricted Stock Award.

   e. Other Terms and Conditions. The provisions of Section 9(b) shall apply to Performance Restricted Stock Awards granted pursuant to Section 10.

   f. Termination of Employment. The provisions of Section 9(c) shall apply to Performance Restricted Stock Awards granted pursuant to Section 10.

   g. Distribution. Except as provided in Section 10(d), in no event shall Stock be delivered prior to six months from the date of grant.

11.   General

   a. Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of Stock paid under the Plan. If the Stock issued under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

   b. Tax Withholding. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments, and, in the case of Awards paid in Stock, the Employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock.
The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock with a value equal to the minimum applicable withholding obligation on vesting or payment. Valuation for this purpose shall be the average of the reported high and low prices of the Stock as reported in the New York Stock Exchange Composite Transactions quotations for the first trading date following the Award or Restriction Period, unless the Committee determines that it is appropriate to value the Stock on some other date for this purpose. Shares in no event may be withheld in excess of the minimum number required for tax withholding under applicable law.

   c. Claim to Awards and Employment Rights. No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or a Subsidiary.

   d. Beneficiaries. Any payment of Awards due under this Plan to a deceased Holder shall be paid to the beneficiary designated by the Holder in writing and filed with the Company. If no such beneficiary has been designated, payment shall be made to the Holder's surviving spouse. If the Holder has not designated a beneficiary and has no surviving spouse, payment shall be made to the Holder's legal representative. A beneficiary designation may be changed or revoked by a Holder at any time, provided the change or revocation is filed in writing with the Committee.

   e. Nontransferability. A Holder's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an Employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution, except as may be permitted by the Committee in its sole discretion. The Committee, in its sole discretion, may permit transfers of Options, Performance Restricted Stock and/or Restricted Stock Awards to an Employee's family members and entities (including trusts, corporations, partnerships, and limited liability companies) that are established for the exclusive benefit of or are owned solely by family members and may prescribe such rules and limitations as it deems appropriate regarding such transfers, taking into account tax considerations, the impact of Section 16 of the Securities Exchange Act of 1934, the need to register shares under the Securities Act of 1933 and any applicable State Blue Sky Laws, and any other relevant considerations. The above transfer restrictions shall not apply to transfers pursuant to a court order, including, but not limited to, any domestic relations orders.

   f. Indemnification. Each person who is or shall have been a member of the Committee or the Board, including the Employee directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

   g. Reliance on Reports. Each member of the Committee and the Board, including the Employee directors, shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

   h. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under a pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

   i. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

   j. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

   k. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.   Changes in Capital Structure

   Options, Restricted Stock Awards, Performance Share Awards, Performance Restricted Stock Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and price of shares of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Options or Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan and Program may be appropriately adjusted by the Committee, whose determination shall be conclusive.

13.   Amendments and Termination

   The Board may at any time terminate the Plan and, subject to
Section 7(f), with the express written consent of a Holder, the Board or Committee may cancel, reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part. Notwithstanding the foregoing, to the extent then required by
Section 7(f), applicable law or any applicable listing agency, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

                            EXHIBIT C
            2004 DIRECTORS' DEFERRED COMPENSATION AND
                RESTRICTED STOCK UNIT AWARD PLAN

                        TABLE OF CONTENTS
                                                                     Page
1.  General Description .........................................    C-1

2.  Definitions .................................................    C-1

3.  Effective Date; Duration ....................................    C-4

4.  Administration ..............................................    C-4

5.  Restricted Stock Units ......................................    C-4
    (a) Initial Awards ..........................................    C-4
    (b) Annual Awards ...........................................    C-4
    (c) Maximum Number of Shares; Individual Award Limits .......    C-4
    (d) Vesting Period ..........................................    C-5
    (e) Acceleration of Vesting .................................    C-5
    (f) Distribution Elections ..................................    C-5

6.  Deferral Units ..............................................    C-5
    (a) Deferral of Regular Cash Compensation Into Deferral Units    C-5
    (b) Vesting of Deferral Units ...............................    C-5
    (c) Deferral Elections ......................................    C-6

7.  Dividend Equivalent Units ...................................    C-6

8.  Restrictions, Distributions and Changes to Distributions;
    Payment of Units ............................................    C-6
    (a) Time and Manner of Distribution .........................    C-6
    (b) Change in Time of Distribution ..........................    C-7
    (c) Early Distributions .....................................    C-7
    (d) Distributions for Unforeseeable Emergencies .............    C-7
    (e) Payment of Units ........................................    C-8

9.  Shares Subject To The Plan; Share Limits ....................    C-8
    (a) Shares Available for Issuance ...........................    C-8
    (b) Share Limits; Cut Backs .................................    C-8
    (c) Fractional Shares; Minimum Issue ........................    C-8

10. General .....................................................    C-8
    (a) Government and Other Regulations ........................    C-8
    (b) Tax Withholding .........................................    C-8
    (c) Beneficiaries ...........................................    C-9
    (d) Non-transferability .....................................    C-9
    (e) Expenses ................................................    C-9
    (f) Titles and headings .....................................    C-9
    (g) Governing Law ...........................................    C-9
    (h) Limitation on Participants' Rights; Unfunded Plan .......    C-9
    (i) Rights with Respect to Stock Units ......................   C-10
    (j) Restricted Stock Unit Agreements ........................   C-10
    (k) Plan Construction .......................................   C-10

11. Changes in Capital Structure ................................   C-10

12. Amendments and Termination ..................................   C-10

13. Stockholder Approval ........................................   C-11

14. Transfer of Accounts from Former Plan .......................   C-11

            2004 DIRECTORS' DEFERRED COMPENSATION AND
                RESTRICTED STOCK UNIT AWARD PLAN


1. General Description.

   The Plan provides for annual grants of restricted stock units to non-employee directors. Non-employee directors may also elect to defer all or a portion of their annual cash compensation into stock units subject to certain conditions.

   The purpose of the Plan is to attract, motivate and retain experienced and knowledgeable directors by offering additional stock based compensation and incentives to defer and potentially enhance their compensation and to encourage stock ownership in the Company.

2. Definitions.

   The following definitions shall be applicable throughout the
Plan:

     "Board" means the Board of Directors of the Company.

     "Change in Control" means the occurrence of any of the following:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
          (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in
          Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (iv) any acquisition by any entity pursuant to a transaction which satisfied conditions (i), (ii) and (iii) of clause (c) below.

          (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, except that, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered a member of the Incumbent Board; or

          (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination, including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Resulting Entity") in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any Resulting Entity from such Business Combination or any employee benefit plan (or related trust) of the Company or such Resulting Entity from such Business
          Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership level existed (with respect to the Company or Resulting Entity) prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Resulting Entity from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company other than in the context of a Business Combination.

     Notwithstanding the foregoing, the Board may deem "consummation of" an event to include a period of time immediately prior to or contemporaneous with the event to enable the Participant to realize the benefits of the Stock Units with respect to the underlying shares in the same manner as available to common stockholders generally as a result of the event, but subject to the occurrence of a Change in Control. For purposes of clause (c), "entity" means any corporation, limited liability company, partnership or any other statutorily recognized business organization or entity that is similar to a statutory corporation and that can be merged into or combined with a statutory corporation.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Board Governance Committee or any other committee appointed by the Board to administer the Plan, which committee shall be comprised only of two or more "non-employee directors" (within the meaning of Rule 16b-3).

     "Company" means Unocal Corporation and, if it should cease to exist as a public company, thereafter (on prospective basis) its successors.

     "Deferral Units" means Stock Units credited pursuant to
     Section 6 with respect to 120% of the actual amount of compensation deferred by the Eligible Director and any dividend equivalent Stock Units credited thereon pursuant to
     Section 7.

     "Disability" means a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or mental or physical conditions that render materially more burdensome or impossible the director's continued service as the Committee by resolution may recognize.

     "Effective Date" means the date on which the stockholders of the Company approve the Plan.

     "Eligible Director" means any member of the Board who is not an employee of the Company or a Subsidiary.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means the closing price of the Stock as reported on the New York Stock Exchange - Composite
     Transactions Summary or any successor principal market for the Stock on the applicable date.

     "Former Plan" means the Company's 2001 Directors' Deferred
     Compensation and Stock Award Plan, as amended.

     "Participant" means each person who has been granted a Restricted Stock Unit award or who has deferred all or a portion of his or her cash compensation into Deferral Units, and each participant in the Former Plan for whom a Stock Unit Account has been established under this Plan.

     "Plan" means the Unocal Corporation 2004 Directors' Deferred
     Compensation and Restricted Stock Unit Award Plan, as set forth herein and as it may be amended from time to time.

     "Restricted Stock Units" or "RSUs" means an award of Stock
     Units credited pursuant to Section 5 and any dividend equivalent Stock Units credited thereon pursuant to
     Section 7, which Stock Units are subject to vesting and other restrictions as set forth herein.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Stock" means shares of common stock, par value $1.00 per share, of the Company, including any rights attendant thereto upon issuance of the shares, together with any restrictions, limitations or conditions of and to such rights, under the Rights Agreement dated as of January 5, 2000 between the Company and Mellon Investor Services, L.L.C. (as Rights Agent) as it may be amended from time to time and such other stock or other securities or property into which the Stock (or such rights) may be converted or for which it is exchanged or substituted, and any credits thereon, pursuant to Section 11.

     "Stock Unit" means a non-voting unit of measurement that is
     (a) deemed for bookkeeping purposes to be equivalent to one outstanding share of Stock solely for purposes of determining benefits under the Plan, (b) credited to a Participant's Stock Unit Account pursuant to the grant of Restricted Stock Units under Section 5, an election to defer cash compensation under Section 6, or in respect of dividend equivalents under Section 7, and (c) payable solely in a share of Stock, on a one-for-one basis, and shall include Stock Units transferred to Stock Unit Accounts from the Former Plan as provided in Section 14.

     "Stock Unit Account" means the bookkeeping account maintained by the Company for each Eligible Director that is credited with Stock Units in accordance with the Plan, and includes, to the extent applicable, any Stock Unit
     Subaccount.

     "Stock Unit Subaccount" means a subaccount of an Eligible Director's Stock Unit Account established to separately account for Stock Units that are subject to different vesting restrictions, different distribution elections or established for different deferral periods.

     "Subsidiary" means any entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

     "Unforeseeable Emergency" means a severe financial hardship to the Eligible Director resulting from a sudden and unexpected illness or accident of the Eligible Director or a dependent of the Eligible Director, loss to the Eligible Director's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Eligible Director. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case.

3. Effective Date; Duration.

   The effective date of the Plan is the date on which the stockholders of the Company approve the Plan. No awards may be granted under the Plan after June 1, 2009. The Plan shall continue in effect until all matters relating to Stock Units and the accrual and distribution in respect of compensation deferred on or prior to that date and the administration of the Plan have been completed and all payments of such compensation have been made.

4. Administration.

   The Plan shall be administered by the Committee. The acts of a majority of the members present at any meeting at which a quorum is present and the acts unanimously approved in writing or by electronic transmission by the Committee shall be deemed the acts of the Committee.

   The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules, regulations and forms and agreements and to make all such determinations relating to the Plan as it may deem necessary or advisable in the administration of the Plan. The Committee shall also have the authority, subject to the provisions of the Plan, to delegate ministerial, day-to-day administrative details and non-discretionary duties and functions to officers and employees of the Company. The Committee's interpretation of the Plan or any awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

5. Restricted Stock Units.

   (a) Initial Awards. Any person who first becomes an Eligible Director on or after January 1, 2004 shall be granted without further action by the Committee a number of Restricted Stock
Units with a total value of $140,000. Any person who first becomes an Eligible Director on or before the 2004 annual meeting of stockholders, the date of grant of such Initial Award shall be the first day of the month immediately following such annual meeting, and as to any person who subsequently becomes an Eligible Director, the date of grant of such Initial Award shall be the date the person takes office. The number of Restricted Stock Units included in each such award shall be determined by dividing $140,000 by the Fair Market Value of the Stock on the date of grant. The Company shall credit to the Eligible Director's Stock Unit Account the number of whole and fractional RSUs so determined. Notwithstanding the foregoing, the Board may, from time to time, in its sole discretion, adjust (upward or downward) the nominal dollar value of such initial awards; provided however that the Board may not increase the nominal dollar value of an initial award under this Section 5(a) to more than $280,000 in the aggregate during the term of the Plan.

   (b) Annual Awards. On the first day of the month immediately following the annual meeting of stockholders in 2004, and on June 1 in each calendar year thereafter, each Eligible Director then in office shall be granted without further action by the Committee a number of Restricted Stock Units with a total value of $70,000. The number of Restricted Stock Units included in each such award shall be determined by dividing $70,000 by the Fair Market Value of the Stock on the date of grant. The Company shall credit to the Eligible Director's Stock Unit Account the number of whole and fractional RSUs so determined.
Notwithstanding the foregoing, the Board may, from time to time, in its sole discretion, adjust (upward or downward) the nominal dollar value of such annual awards; provided, however that the Board may not increase the nominal value of an annual award under this Section 5(b) to more than $140,000 in the aggregate during the term of the Plan.

   (c) Maximum Number of Shares; Individual Award Limits. Annual grants that would otherwise exceed the maximum number of shares allotted for issuance under the Plan contained in Section 9(a) shall be prorated within such limitation pursuant to
Section 9(b). An Eligible Director shall not receive more than one Restricted Stock Unit award under this Section 5 in any calendar year. Commencing in 2005, if an Eligible Director is first eligible for a Restricted Stock Unit award under the Plan on June 1 of a year, the number of shares subject to the Restricted Stock Unit award will be determined under clause (a) above.

   (d) Vesting Period. For each initial Restricted Stock Unit award granted under Section 5(a), 33 1/3% of the RSUs subject to the award shall vest and become nonforfeitable on each of the first three (3) anniversaries of the date of grant. For each annual RSU award granted under Section 5(b), 100% of the RSUs subject to the award shall vest and become nonforfeitable on the next following annual meeting of stockholders.

   (e) Acceleration of Vesting. Notwithstanding Section 5(d), each Restricted Stock Unit award shall become immediately vested and non-forfeitable upon the occurrence of any of the following events:

         (1) a Participant's service as a director is terminated due to death or Disability,

         (2)   a Change in Control, or

         (3) a Participant accepts a public interest position (e.g., community service, philanthropic endeavors, a position with a 501(c)(3) or (c)(4) organization, or government service), provided such acceleration does not adversely affect the Participant's ability to serve in such position.

   (f) Distribution Elections. Subject to Section 8, Participants may elect the time of payment of the RSUs awarded under this
Section 5. For a distribution election to be effective, any such election must be received by the Company no later than the applicable deadline for each RSU award, which (1) with respect to RSUs granted in 2004, shall be no later than 30 days after the Effective Date and (2) with respect to RSUs granted in subsequent calendar years, shall be no later than the immediately preceding December 31 for each calendar year. Notwithstanding the preceding sentence, a person who first becomes an Eligible
Director during a calendar year may make a distribution election with respect to the initial RSU award granted pursuant to
Section 5(a), provided that the election is received by the Company within the 30-day period following the date that the person first becomes an Eligible Director. An Eligible Director shall be permitted to make a different distribution election with respect to each RSU award. For each Eligible Director who makes one or more distribution elections, his or her Stock Unit Account shall be divided into two or more Stock Unit Subaccounts as necessary or advisable to separately account for RSUs awards that vest or are payable at different times.

6. Deferral Units.

   (a)   Deferral of Regular Cash Compensation Into Deferral Units.

   Each Eligible Director may also elect annually to defer all or part of his or her cash compensation, in increments of no less than 10%, payable for services rendered as a director, into Deferral Units. An Eligible Director's election to defer cash compensation shall be irrevocable, except as expressly provided in the Plan, and shall be effective for compensation earned for services as a director of the Company for the calendar year with respect to which the deferral election is made. The amount of compensation earned by an Eligible Director under the Plan in any month shall be increased by 20% (as so increased, the "Adjusted Deferral Amount") for purposes of determining the number of Deferral Units to be credited to such Eligible Director. An Eligible Director's deferral election shall be made pursuant to the election procedures in Section 6(c).

   At the end of each quarter, the number of Deferral Units to be credited to an Eligible Director's Stock Unit Account with respect to deferrals under this Section 6 shall be the Eligible Director's Adjusted Deferral Amount for that quarter divided by the average of the Fair Market Values of the Stock over the quarter.

   (b) Vesting of Deferral Units. Deferral Units shall be fully vested and non-forfeitable at all times.

   (c)   Deferral Elections.

         (1) For a deferral election to be effective, any such election must be received by the Company no later than the applicable deadline for the period to which the deferral relates (but, in any event, no later than the immediately preceding December 31 for each calendar year). Notwithstanding the preceding sentence, a person who first becomes an Eligible Director during a calendar year may make a deferral election with respect to the compensation payable through the end of that calendar year, provided that (a) the election is received by the Company within the 30-day period following the date that the person first becomes an Eligible Director, and (b) the election applies only to compensation earned for services as a Board member after the date the election is received by the Company. As provided in
      Section 14, with respect to compensation earned or to be earned in calendar year 2004, any deferral election made by an Eligible Director under the Former Plan with respect to such 2004 compensation shall be effective for the deferral of such 2004 compensation under this Plan.

         (2) An Eligible Director shall be permitted to make a different election with respect to each annual deferral period and as to the time in which his or her benefits shall be distributed. For each Eligible Director who makes one or more distribution elections, his or her Stock Unit Account shall be divided into two or more Stock Unit Subaccounts as necessary or advisable to separately account for deferrals which are payable at different times.

7. Dividend Equivalent Units.

   (a) As of the end of each quarter in which a dividend is paid on Stock, additional Stock Units (or portions thereof) will be credited to the Eligible Director's Stock Unit Subaccounts. The number of Stock Units so credited shall equal the cash dividend (or declared value of any other dividend) per share multiplied by the number of Stock Units in the Eligible Director's Stock Unit Subaccounts as of the end of the immediately preceding quarter divided by the average of the Fair Market Values of a share of Stock over the quarter then ending. Dividend equivalent Stock Units credited in respect of RSU awards shall be vested to the same extent as the RSU awards to which they relate.

   (b) If a Stock Unit distribution event occurs after a dividend record date and after the dividend payment date but before the dividend equivalent crediting date set forth in Section 7(a), then the crediting of dividend equivalent rights, with respect to such dividend and such distributed shares, will be settled in cash, in lieu of additional Stock Units, as soon as practicable following such Stock Unit distribution based on the total number of shares distributed. Notwithstanding the foregoing, if a Stock Unit distribution event occurs after a dividend record date but before a dividend payment date, the crediting of dividend equivalent rights, with respect to such distributed shares, will be settled in cash, in lieu of additional Stock Units, on the dividend payment date based on the total number of shares distributed.

   (c) Stock Units credited in respect of dividend equivalents shall be paid in Stock (except as provided in Section 7(b) and Section 9(b)) at the same time and the same manner as the vested
Stock Units to which they relate.

8. Restrictions, Distributions and Changes to Distributions;
   Payment of Units.

   (a) Time and Manner of Distribution. Unless a Participant elects otherwise, distribution with respect to vested Stock Units will be made in a lump sum as soon as administratively practicable following the earlier to occur of a termination of the Participant's service as a director of the Company or a Change in Control. However, a Participant may elect that the distribution be made (1) on a termination of service as a director, (2) on an alternative date, (3) on the earlier of termination of service or an alternative date or (2) on the later of termination of service or an alternative date. The Participant may also elect whether or not a Change in Control will accelerate distribution. In the case of a Restricted Stock Unit award, the earliest alternative distribution date that a Participant may elect is the later of the date of full vesting of the award or three years after the date of the grant of the award, and the latest alternative distribution date that a Participant may elect is 15 years after the date of the grant of the award. In the case of Deferral Units, the earliest alternative distribution date that a Participant may elect is three years after the calendar year for which the Participant's compensation was deferred into such Deferral Units, and the latest alternative distribution date that a Participant may elect is 15 years after the calendar year for which the compensation was deferred into such Deferral Units. Any election under this
Section 8(a) must be made by the Participant in writing on forms provided by the Company at the time of making the distribution election under Section 5(f) or the deferral election under
Section 6(c), whichever is applicable.

   Notwithstanding any contrary elections or other terms of the Plan, a Participant shall receive an immediate crediting and distribution of vested Stock Units (which includes any Stock Units that become vested pursuant to Section 5(e)(4)) under the Plan if a Participant accepts a public interest position (e.g., community service, philanthropic endeavors, a position with a 501(c)(3) or (c)(4) organization, or government service), provided such acceleration does not adversely affect the Participant's ability to serve in such position.

   (b) Change in Time of Distribution. An Eligible Director may elect to further defer the commencement of any distribution to be made with respect to Stock Units benefits payable under the Plan by filing a new written election in a form and manner approved by the Committee; provided, however, that (A) no such new election shall be effective until 12 months after such election is filed,
(B) no such new election shall be effective with respect to any Stock Units after the distribution of benefits with respect to the applicable Stock Units subaccount shall have commenced, and
(C) no more than two new elections with respect to any annual deferral period or single RSU award shall be recognized as to any Participant. In addition, to the extent necessary to preserve the benefits of the exemptive rules under Section 16 of the Exchange Act, any such new election shall be subject to prior approval of the Board or the Committee.

   (c) Early Distributions. Participant shall be permitted to elect to withdraw (subject to Committee approval to the extent required to avoid any matchable event under Section 16(b) of the Exchange Act) not less than 50% of the vested portion of his or her Stock Unit Account, reduced by the withdrawal penalty described below, prior to the applicable payment date(s) ("Early
Distributions"), subject to the following restrictions:
         (1) The election to take an Early Distribution shall be made in writing on a form provided by and filed with the Committee;

         (2) The amount of the Early Distribution shall equal 90% of the amount the Eligible Director has elected to withdraw;

         (3) The remaining 10% of the amount the Eligible Director has elected to withdraw shall be permanently surrendered, and the Eligible Director or his or her Beneficiary shall have no rights with respect to such surrendered amounts; and

         (4) Unless the Committee otherwise provides, no more than two early distribution elections shall be recognized as to any Participant.

The Eligible Director's remaining Stock Units in the Stock Unit
Account shall continue to be credited with Dividend Equivalents in accordance with Section 7.

   (d) Distributions for Unforeseeable Emergencies. A Participant may request a distribution of the vested portion of Participant's Stock Units for an Unforeseeable Emergency (without penalty or surrender of rights). Any distribution for an Unforeseeable Emergency shall be subject to approval by the Committee in its sole discretion and may be made only to the extent necessary to satisfy the hardship.

   The Committee may treat a distribution as necessary for an Unforeseeable Emergency if it relies on the Eligible Director's written representation, without actual knowledge to the contrary, that the hardship cannot reasonably be relieved through timely reimbursement or compensation by insurance or otherwise, or by liquidation of the Eligible Director's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.

   (e) Payment of Units. Upon a distribution event, the Company shall, subject to Section 9(b) hereunder, deliver a number of shares of Stock equal to the number of vested Stock Units (as adjusted pursuant to Section 8(c)(3) if applicable) to which the Participant is then entitled (whether upon his or her previously elected distribution date, determination of Unforeseeable Emergency or voluntary withdrawal under Section 8(c)(3)) under the terms of the Plan.

   (f) Forfeiture of Unvested Units. To the extent any portion or a Participant's RSUs have not become vested upon the date the Participant's services as a director terminate, such RSUs shall be forfeited and the award shall automatically be terminated without payment of consideration by the Company.

9. Shares Subject To The Plan; Share Limits.

   (a)   Shares Available for Issuance.  Subject to adjustment under
Section 11, the aggregate number of shares of Stock that may be issued or delivered under the Plan shall not exceed 500,000 shares. Stock delivered by the Company under the Plan shall be shares of authorized and unissued shares of Stock and/or previously issued Stock held as treasury shares and shall be fully paid and non-assessable when issued. Shares issuable on payment of Stock Units shall be reserved for issuance, and to the extent that awards terminate without payment in shares, the shares will be available for subsequent awards or accretions of dividend equivalents.

   (b) Share Limits; Cut Backs. If any award or crediting of Stock Units would cause the sum of the shares of Stock previously issued and shares issuable under outstanding awards under the Plan to exceed the maximum number of shares authorized under the Plan, the Company shall prorate among the Eligible Directors the award of Restricted Stock Units and allocate the number of remaining shares available for issuance first to the award of Restricted Stock Units and second toward the crediting of Deferral Units. If and for so long as no available share authorization remains, no additional Stock Units will be credited, cash shall be paid in lieu of dividend equivalents under Section 7 for such duration and any contrary or inconsistent elections shall be deemed revised or rescinded accordingly.

   (c) Fractional Shares; Minimum Issue. Fractional share interests may be accumulated but shall not be issued. Cash will be paid or transferred in lieu of any fractional share interests that remain upon a final distribution under the Plan.

10.   General.

   (a) Government and Other Regulations. The obligation of the Company to credit Stock Units, issue or deliver Stock or otherwise make payments under the Plan are subject to compliance with all applicable laws, rules, and regulations (including, without limitation, federal and state securities laws), and to such approvals by any listing, agency, or regulatory or governmental authorities as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The Company shall be under no obligation to register under the Securities Act any of the securities issued or delivered under the Plan. Any securities issued or delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company, as the Company may deem necessary or advisable to assure compliance with all applicable legal requirements.

   (b) Tax Withholding. The Company shall have the right to deduct from all cash payments any federal, state or local taxes as required by laws to be withheld with respect to such cash payments and, with respect to the delivery of Stock, the Company has the right to require the person receiving such Stock to pay to the Company the amount of any such taxes which the Company is required to withhold.

The Company may, in lieu of requiring cash payment of any such taxes, elect to withhold from Stock payments a number of whole shares of Stock whose value is equal to the amount of such taxes. Valuation for this purpose shall be the Fair Market Value on the date of distribution.

   (c)   Beneficiaries.

         (1) Beneficiary Designation. Upon and subject to the terms of forms provided by the Company each Eligible Director may designate in writing the Beneficiary or Beneficiaries (as defined in Section 10(c)(2)) whom such Eligible Director desires to receive any amounts payable under the Plan after his or her death. Beneficiary designation forms shall be effective on the date that the form is received by the Corporate Secretary. An Eligible Director may from time to time change his or her designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Corporate Secretary. However, if a married Eligible Director wishes to designate a person other than his or her spouse as Beneficiary, such designation shall be consented to in writing by the spouse. The Eligible Director may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse's consent so provides. Notwithstanding the foregoing, spousal consent shall not be necessary if it is established that the required consent cannot be obtained because the spouse cannot be located or because of other circumstances prescribed by the Committee. The Company and the Committee may rely on the Eligible Director's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of the Plan.

         (2) Definition of Beneficiary. An Eligible Director's "Beneficiary" or "Beneficiaries" shall be the person, persons, trust or trusts so designated by the Eligible Director or, in the absence of such designation, entitled by will or the laws of descent and distribution to receive the Eligible Director's benefits under the Plan in the event of the Eligible Director's death, and shall mean the Eligible Director's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

   (d) Non-transferability. Except as provided in Section 10(c), a Participant's rights and interests under the Plan in respect of Stock Units, including amounts payable or Stock deliverable under or in respect thereof, may not be assigned, pledged, or transferred.

   (e) Expenses. The expenses of administering the Plan shall be borne by the Company.

   (f) Titles and headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

   (g) Governing Law. The validity of the Plan or any of its provisions and any agreements entered into under the Plan shall be construed, administered and governed in all respects under the laws of the State of Delaware. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

   (h) Limitation on Participants' Rights; Unfunded Plan. Participation in the Plan shall not give any person the right to continue to serve as a member of the Board or any rights or interests other than as expressly provided herein. No Participant shall have any right to any payment or benefit hereunder except to the extent provided herein. The Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust or fiduciary relationship between the Company, the Board, the Committee, and any Participant or other person. Participants and their Beneficiaries shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company. No assets of the Company shall be held under any trust, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets shall be, and remain, the general unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay benefits in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors.

   (i) Rights with Respect to Stock Units. A Participant's Stock Unit Account shall be a memorandum account on the books of the Company. The Stock Units credited to such account shall be used solely as a device to determine the number of shares of Stock to be eventually distributed to the Participant, subject to applicable vesting requirements, in accordance with the Plan.
The Stock Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Stock Units credited under the Plan.

   (j) Restricted Stock Unit Agreements. Each Restricted Stock Unit award granted to an Eligible Director under the Plan shall be evidenced by a writing approved by the Committee and will contain the terms and conditions consistent with the Plan as approved by the Committee relating to the RSUs.

   (k) Plan Construction. By its approval of the Plan, the Board intends that the transactions contemplated by the Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 promulgated under the Exchange Act so that, among other transactions, the elective deferrals, the crediting of Stock Units and payment in Stock, and other elections in respect thereof will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act.

11.   Changes in Capital Structure.

   Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation or other reorganization; any split-up; spin-off, or similar extraordinary dividend distribution in respect of the Stock (whether in the form of securities or property); any exchange of Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Stock; or a sale of substantially all the assets of the Company as an entirety; then the Board shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances proportionately adjust any or all of (a) the number and type of shares of Stock (or other securities or property) that thereafter may be made the subject of Stock Units and Stock Unit Accounts (including the specific maxima and numbers of shares set forth elsewhere in the Plan), (b) the number, amount and type of shares of Stock (or other securities or property) payable in respect of Stock Units, and (c) the number and type of Stock Units (both credited and vested), and applicable vesting schedule thereof, under the Plan.

   Any rights in respect of cash or any equivalent into which the Stock or rights to receive stock may be or have been converted as a result of an event contemplated by this Section 11 shall include a right to quarterly interest credits based upon the rate (quoted as an annual rate) that is 120% of the federal rate for compounding for the applicable period of time to payment, determined and published by the Secretary of the United States Department of Treasury under Section 1274(d) of the Code, for the month in which interest is credited.

12.   Amendments and Termination.

   Subject to Section 13, the Board shall have the right to amend the Plan (including outstanding awards) in whole or in part from time to time or may at any time suspend or terminate the Plan; provided, however, that no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Participant's rights with respect to Stock Units credited to his or her Stock Unit Account. Notwithstanding the foregoing, Participant consent shall not be required to the extent that the Board determines that applicable law requires amendment or termination of the Plan (and/or outstanding awards) to preserve the intended tax benefits to the Participants and the Company hereunder. Any amendments authorized hereby shall be stated in an instrument in writing, and all Participants (subject to any applicable consent requirement above) shall be bound thereby upon receipt of notice thereof. Changes contemplated by
Section 11 shall not be deemed to constitute changes or amendments for purposes of this Section 12.

13.   Stockholder Approval.

   The Plan shall be subject to approval of the Plan by the stockholders of the Company at the 2004 annual meeting. To the extent required under applicable law, listing agency rule, deemed necessary or advisable by the Board any subsequent amendment to the Plan shall be subject to stockholder approval. Changes contemplated by Section 11 shall not be deemed to constitute changes or amendments for purposes of this Section 13. Without limiting the amendment authority set forth in Section 12, changes specifically contemplated by Section 5 are deemed approved by the stockholders upon their approval of the Plan.

14.   Transfer of Accounts from Former Plan.

   The Stock Units (and dividend equivalents credited with respect thereto) credited to the Stock Unit Account of each Eligible Director who is a Participant in the Former Plan as of the Effective Date will be transferred to a Stock Unit Account under this Plan for such Participant as of such date and thereafter shall be governed by the terms of this Plan. Any deferral election with respect to compensation earned and to be earned in calendar year 2004 filed under the Former Plan shall be effective for the deferral of such compensation under this Plan, and any distribution election and beneficiary designation made by any Participant under the Former Plan with respect to such transferred Stock Units (and dividend equivalents credited with respect thereto) shall remain in effect and apply to such Participant's Accounts and participation under this Plan unless and until the Participant makes a different election in accordance with the terms of this Plan. All Stock Units so transferred shall be fully vested and nonforfeitable.

ocal Corporation

                                            UNOCAL CORPORATION
                                            C/O MELLON INVESTOR SERVICES LLC
                                            P.O. Box 3535
                                            South Hackensack, NJ 07606-9235

                                 UNOCAL [LOGO]

                                            Board of Directors Proxy
                                            2004 ANNUAL MEETING OF STOCKHOLDERS

TERRY G. DALLAS AND SAMUEL H. GILLESPIE III, OR EITHER OF THEM, WITH FULL POWER OF SUBSTITUTION, ARE HEREBY APPOINTED BY THE SIGNATORY OF THIS PROXY TO VOTE ALL SHARES OF COMMON STOCK HELD BY THE SIGNATORY ON MARCH 25, 2004, AT THE MAY 24, 2004 ANNUAL MEETING OF STOCKHOLDERS OF UNOCAL CORPORATION, AND ANY ADJOURNMENT THEREOF, ON EACH OF THE ITEMS ON THE REVERSE SIDE, SUBJECT TO ANY DIRECTIONS GIVEN THERE, AND, IN THEIR DISCRETION, ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2, 3, AND 4, AND AGAINST ITEMS
                                   ---                            -------
5,6,7, AND 8.
                         (CONTINUED, AND TO BE DATED AND SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

-------------------------------------------------------------------------------
                             -FOLD AND DETACH HERE-


Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your prxoy materials, statements, tax documents and other important shareholder correspondence.

--------------------------------------------------------------------------------
                             -FOLD AND DETACH HERE-

[Graphic appears here: map showing meeting location on Century Blvd, West of the 405 Frewway and East of the Los Angeles International Airport]

DIRECTIONS TO THE WESTIN LOS ANAGELES AIRPORT HOTEL AND PARKING FOR STOCKHOLDERS

From the 405, exit Century Boulevard west toward Los Angeles International Airport. The entrance to The Westin Hotel is located 1 block past La Cienega on the left hand (south) side of Century Blvd.

From the Airport, take the Century Boulevard exit east, and continue on Century Boulevard approximately 4 blocks. The Westin Hotel is located 1/2 block past Aviation Boulevard, on the right hand (south) side of Century Boulevard.

PARKING: Proceed past the hoetel's front entrance and enter the parking garage on your left. Unocal will validate your parking ticket at the registration table in front of the theater. Unocal will not validate valet parking.


UNOCAL [LOGO]


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2004 ANNUAL
MEETING OF STOCKHOLDERS OF UNOCAL CORPORATION

                                 Please Mark Here for Address Change or Comments
                                                            SEE REVERSE SIDE [ ]
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends votes FOR Items 1,2,3 and 4
-----------------------------------------------------------------------------------------------------------------------------------

Item 1: Election of the following nominees as         FOR ALL         WITHHOLD AUTHORITY
        directors for three-year terms to expire      Nominees [_]    to vote for ALL nominees listed [_]
        in 2007:
        (01) Richard D. McCormick                     WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):
        (02) Marina v.N. Whitman
        (03) Charles R. Williamson                    --------------------------------------------------------

Item 2: Ratification of appointment of                                                     FOR        AGAINST     ABSTAIN
        PricewaterhouseCoopers LLP as independent                                          [_]          [_]          [_]
        auditors

Item 3: Approval of the 2004 Management                                                    FOR        AGAINST     ABSTAIN
        Incentive Program                                                                  [_]          [_]          [_]

Item 4: Approval of the 2004 Directors' Deferred                                           FOR        AGAINST     ABSTAIN
        Compensation and Restricted Stock Unit Award Plan                                  [_]          [_]          [_]
-----------------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends votes AGAINST Items 5, 6, 7 and 8
-----------------------------------------------------------------------------------------------------------------------------------

Item 5: Stockholder Proposal: Bylaw requiring that the                                     FOR        AGAINST     ABSTAIN
        Chairman not concurrently serve as CEO                                             [_]          [_]          [_]

Item 6: Stockholder Proposal: Use of restricted stock programs for                         FOR        AGAINST     ABSTAIN
        executive compensation in lieu of stock options                                   [_]          [_]          [_]

Item 7: Stockholder Proposal: Board of Directors office for direct                         FOR        AGAINST     ABSTAIN
        communications with Independent Directors regarding corporate governance           [_]          [_]          [_]

Item 8: Stockholder Proposal: Board of Directors committee report on                       FOR        AGAINST     ABSTAIN
        greenhouse gases                                                                   [_]          [_]          [_]
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           CHECK THIS BOX FOR OPEN BALLOT [_]
                                                                                           If you check this box, the Company
                                                                                           will be given access to your proxy

                                                                                           MEETING ATTENDANCE             [_]
                                                                                           Check this box if you plan to attend
                                                                                           the 2004 Annual Meeting


SIGNATURE                      SIGNATURE                       DATE
         ---------------------           ---------------------      ------------
Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign. - SEE OTHER SIDE FOR IMPORTANT INFORMATION -
--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week

    Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

------------------------------                    ------------------------------                    -----------------------------
         Internet                                           Telephone                                            Mail
  http://www.eproxy.com/ucl                              1-800-435-6710
------------------------------                    ------------------------------                    -----------------------------
Use the Internet to vote your                      Use any touch-tone telephone                     Mark, sign and date your
proxy. Have your proxy card                        to vote your proxy. Have                         proxy card and return it
in hand when you access the            OR          your proxy card in hand when        OR           in the enclosed postage-paid
web site.                                          you call.                                        envelope.
------------------------------                     -----------------------------                    -----------------------------


VIEW UNOCAL'S ANNUAL REPORT AND PROXY
STATEMENT ON THE WORLD WIDE WEB!

ANNUAL REPORT: http://www.unocal.com/annualreport
PROXY STATEMENT: http://www.unocal.com/proxy

--------------------------------------------------------------------------------
                           - FOLD AND DETACH HERE -

                    Bring this admission ticket and a photo I.D. with you to the meeting on May 24. Do not mail.


UNOCAL [LOGO]       Unocal Corporation
                    Annual Meeting of Stockholders
ADMISSION TICKET
----------------
                    Meeting Time/Date:
                    10:00 a.m. P.D.T., Monday, May 24, 2004

                    Meeting Location:
                    Theater
                    The Westin Los Angeles Airport Hotel
                    5400 W. Century Blvd., Los Angeles, CA 90045


     UNOCAL HAS A NEW ANNUAL MEETING SITE.
PLEASE SEE REVERSE SIDE FOR MAP AND DIRECTIONS.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

TO: MEMBERS OF THE UNOCAL SAVINGS PLAN

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNOCAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2004. THE SHARES IN YOUR ACCOUNT WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SUCH DIRECTION, THE TRUSTEE OF THE UNOCAL SAVINGS PLAN WILL VOTE THE SHARES IN THE SAME POROPORTION ON EACH ISSUE AS IT VOTES THE SHARES FOR WHICH IT RECEIVES DIRECTION, EXCEPT AS LIMITED BY LAW. IT IS UNDERSTOOD THAT THE TRUSTEE WILL HAVE THE AUTHORITY TO VOTE OR GIVE PROXY TO VOTE ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT THEREOF. YOUR VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL BY THE INDEPENDENT VOTING TABULATOR.

TO: HOLDERS OF UNOCAL RESTRICTED STOCK

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNOCAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2004. YOUR RESTRICTED STOCK WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SUCH DIRECTION THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS WILL VOTE YOUR RESTRICTED STOCK IN ITS DISCRETION, EXCEPT AS LIMITED BY LAW. IT IS UNDERSTOOD THAT THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE WILL HAVE THE AUTHORITY TO VOTE OR GIVE PROXY TO VOTE ON ALL MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT THEREOF. YOUR VOTING INSTRUCTIONS WILL BE KEPT CONFIDENTIAL BY THE INDEPENDENT VOTING TABULATOR.

Putnam Fiduciary Trust Company, Trustee       Unocal Corporation, Administrator
Unocal Savings Plan                           Management Incentive Programs
Investors Way                                 2141 Rosecrans Ave, Suite 4000
Norwood, MA 02062                             El Segundo, CA 90245


PUTNAM FIDUCIARY TRUST COMPANY, TRUSTEE - UNOCAL SAVINGS PLAN
UNOCAL CORPORATION - ADMINISTRATOR FBO EMPLOYEES WITH RESTRICTED STOCK

ANNUAL MEETING OF STOCKHOLDERS - VOTING INSTRUCTIONS

                                Please Mark Here for Address Change or Comments
                                                            SEE REVERSE SIDE [ ]
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends votes FOR Items 1,2,3 and 4
-----------------------------------------------------------------------------------------------------------------------------------

Item 1: Election of the following nominees as         FOR ALL         WITHHOLD AUTHORITY
        directors for three-year terms to expire      Nominees [_]    to vote for ALL nominees listed [_]
        in 2007:
        (01) Richard D. McCormick                     WITHHOLD AUTHORITY TO VOTE FOR THE FOLLOWING NOMINEE(S):
        (02) Marina v.N. Whitman
        (03) Charles R. Williamson                    --------------------------------------------------------

Item 2: Ratification of appointment of                                                     FOR        AGAINST     ABSTAIN
        PricewaterhouseCoopers LLP as independent                                          [_]          [_]          [_]
        auditors

Item 3: Approval of the 2004 Management                                                    FOR        AGAINST     ABSTAIN
        Incentive Program                                                                  [_]          [_]          [_]

Item 4: Approval of the 2004 Directors' Deferred                                           FOR        AGAINST     ABSTAIN
        Compensation and Restricted Stock Unit Award Plan                                  [_]          [_]          [_]
-----------------------------------------------------------------------------------------------------------------------------------
        The Board of Directors recommends votes AGAINST Items 5, 6, 7 and 8
-----------------------------------------------------------------------------------------------------------------------------------

Item 5: Stockholder Proposal: Bylaw requiring that the                                     FOR        AGAINST     ABSTAIN
        Chairman not concurrently serve as CEO                                             [_]          [_]          [_]

Item 6: Stockholder Proposal: Use of restricted stock programs for                         FOR        AGAINST     ABSTAIN
        executive compensation in lieu of stock options                                   [_]          [_]          [_]

Item 7: Stockholder Proposal: Board of Directors office for direct                         FOR        AGAINST     ABSTAIN
        communications with Independent Directors regarding corporate governance           [_]          [_]          [_]

Item 8: Stockholder Proposal: Board of Directors committee report on                       FOR        AGAINST     ABSTAIN
        greenhouse gases                                                                   [_]          [_]          [_]
-----------------------------------------------------------------------------------------------------------------------------------

SIGNATURE                      SIGNATURE                       DATE
         ---------------------           ---------------------      ------------
Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder should sign. - SEE OTHER SIDE FOR IMPORTANT INFORMATION -
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                         VOTE BY TELEPHONE OR INTERNET
                          24 hours a day/7 days a week

Your Internet or telephone vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed, and returned your voting instructions.

VOTE BY PHONE:
--------------

1)   Read the accompanying Proxy Statement.
2) With this proxy card in hand, dial 1-800-435-6710 using a touch-tone telephone.
3)   Follow the simple instructions to vote.

VOTE BY INTERNET:
-----------------

1)   Read the accompanying Proxy Statement.
2)   With this card in hand, access http://www.eproxy.com/ucl
3)   Follow the simple instructions to vote.

VIEW UNOCAL'S ANNUAL REPORT AND PROXY
STATEMENT ON THE WORLD WIDE WEB!

ANNUAL REPORT: http://www.unocal.com/annualreport
PROXY STATEMENT: http://www.unocal.com/proxy